                      REVOLVING CREDIT FACILITY AGREEMENT


     THIS REVOLVING CREDIT FACILITY AGREEMENT entered into as of July 9, 1998, by FINOVA CAPITAL CORPORATION, a Delaware corporation, and VISTANA, INC., a Florida corporation.

1.   DEFINITIONS.
     -----------

     As used in this Agreement and the other Documents (as defined below) unless otherwise expressly indicated in this Agreement or the other Documents, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined).

1.1 "Acquisition Component": that portion of a Loan allocated for the purpose of paying, or reimbursing the Borrower under such Loan for, the Acquisition Cost of the Real Property which is the subject of such Loan.

1.2 "Acquisition Cost": with respect to any Real Property, its actual cost of acquiring such Real Property, all interests therein and all development rights related thereto, including, without limitation, all reasonable and ordinary closing costs, attorneys' fees and other due diligence expenses incurred in connection with such acquisition. Due diligence expenses may include, at Borrower's option, fees and expenses of land planners, engineers, architects, surveyors and similar professionals engaged with respect to the Real Property as well as the cost of environmental reports and other diligence items required to be delivered to Lender with respect to the Real Property.

1.3 "Advance": an advance of the proceeds of a Loan by Lender to the Borrower under such Loan.

1.4 "Affiliate": with respect to any individual or entity, any other individual or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such individual or entity.

1.5 "Agreement": this Revolving Credit Facility Agreement, as it may be from time to time renewed, amended, restated or replaced.

1.6 "Applicable Usury Law": the usury law chosen by the parties pursuant to the terms of paragraph 7.9 or such other usury law which is applicable if such usury law is not.

1.7 "Borrower": with respect to a Loan, the Vistana Entity which has requested the Loan and to whom the Loan is to be or has been made.

1.8 "Borrowing Term": the period during which a Vistana Entity may obtain a Loan, commencing on the date of this Agreement and ending on July 9, 2001.

1.9 "Business Day": any day other than a Saturday, a Sunday, a national holiday or a day on which banks in Phoenix, Arizona are required to be closed.

1.10 "Collateral": with respect to a Loan, all collateral from time to time serving as security for the Performance of any portion of the Obligations under the Documents for such Loan, and all products and proceeds thereof.

1.11 "Construction Component": the portion of a Loan allocated to the payment of the cost of Construction Work, excluding interest on the Loan.

1.12 "Construction Improvements": with respect to a Loan having a Construction Component, the on-site and/or off-site improvements (including, without limitation, renovations which are not part of the Renovation Work) to be constructed upon or made to or for the benefit of the Real Property as part of the Construction Work, which improvements shall consist of purpose-built time-share buildings and related amenities and off-site improvements.

1.13 "Construction Work": with respect to a Loan having a Construction Component, the construction or making of Construction Improvements and the acquisition and installation of any and all furniture, furnishings, fixtures and/or equipment which are part of the Construction Improvements.

1.14 "Credit Facility": the credit facility made available pursuant to this Agreement.

1.15  "Credit Facility Fee": Six Hundred Thousand Dollars ($600,000).

1.16 "Documents": with respect to a Loan, the Documents as defined in the applicable Loan Agreement, as they may be from time to time renewed, amended, restated or replaced.

1.17 "Event of Default": with respect to a Loan, the meaning given to it in the applicable Loan Agreement.

1.18 "Incipient Default": with respect to a Loan, an event which after notice and/or lapse of time would constitute an Event of Default under such Loan.

1.19 "Interest Reserve Component": that portion of a Loan allocated for the monthly payment of monthly interest accrued on such Loan.

1.20  "Lender":  FINOVA Capital Corporation and its successors and assigns.

1.21  "Loan":  a loan made pursuant to the terms of this Agreement.

1.22 "Loan Agreement": with respect to a Loan, a loan agreement in form and substance satisfactory to Lender, executed by Lender and the Borrower under such Loan, as it may be from time to time renewed, amended, restated or replaced.

1.23 "Maximum Credit Facility Amount": at any time, the lesser of (a) Sixty Million Dollars ($60,000,000) and (b) the positive difference between One Hundred Million Dollars ($100,000,000) and the unpaid principal balance of the VDI Receivables Loan.

1.24 "Maximum Loan Amount": with respect to a Loan, an amount equal to the sum of (i) the Acquisition Cost of the Real Property which is the subject of the Loan, if the Loan has an Acquisition Component; and (ii) the cost of improving/renovating the Real Property which is the subject of the Loan as shown in a budget which has been approved by Lender in writing prior to the first Advance of the Loan, if the Loan has a Construction Component and/or Renovation Component, as the case may be; provided, however, that
                                                       --------  -------
      in no event shall the Maximum Loan Amount for a Loan exceed thirty-five percent (35%) of the time-share sales projected on the date of the applicable Loan Agreement from sales of the number of Time-Share Interests which can be created on or within the Real Property being acquired, renovated or constructed with the proceeds of such Loan, as determined by Lender.

1.25 "Obligations": all obligations, agreements, duties, covenants and conditions that VI is now or hereafter required to Perform under this Agreement.

1.26  "Performance" or "Perform":  full, timely and faithful performance.

1.27  "Real Property":  real property which meets the criteria set forth in
      EXHIBIT 8.

1.28 "Related Other Loans": with respect to a Loan, another Loan made for the purpose of acquiring, renovating or improving real property which is part of the same Time-Share Project.

1.29 "Remaining Cost of the Credit Facilities Work": at any time, the excess of (a ) the remaining unpaid cost of final completion of the phases of the Construction Work under each Loan as to which vertical construction has commenced and final completion of the phases of the Renovation Work under each Loan as to which substantial remodeling has commenced plus, without duplication, if Borrower has sold or contracted to sell Time-Share Interests in such phases, the remaining unpaid cost of final completion of any phases of Construction Work and Renovation Work in which Borrower has sold or contracted to sell Time-Share Interests over (b) the amount of any Required Completion Assurance Deposits (as defined in EXHIBIT 1) held by Lender to assure the completion of such phases of the Construction Work or Renovation Work, as the case may be.

1.30 "Renovation Component": the portion of a Loan allocated to the payment of the cost of Renovation Work, excluding interest on the Loan.

1.31 "Renovation Improvements": with respect to a Loan having a Renovation Component, the renovations, consisting exclusively of furniture, furnishings and equipment and, unless otherwise agreed in writing by Lender, minor labor and structural work to or for the benefit of the Real Property as part of the Renovation Work. For purposes of this paragraph, labor and structural work shall be considered "minor" if the budgeted costs of such labor and work is less than fifteen percent (15%) of the total budgeted "hard" and "soft" costs (excluding interest) of the Renovation Improvements

1.32 "Renovation Work": with respect to a Loan having a Renovation Component, the making of the renovations and acquisition and installation of any and all furniture, furnishings, fixtures and/or equipment which are part of the Renovation Improvements or required by the terms of this Agreement or the Renovation Work Contract(s) or shown as costs in the Renovation Budget.

1.33 "Resolution": a resolution of a corporation certified as true and correct by an authorized officer of such corporation, a certificate signed by the manager of a limited liability company and such members whose approval is required under the applicable organizational documents and owners' agreements, or a partnership certificate signed by all of the general partners of such partnership and such other partners whose approval is required under the applicable organizational documents and owners' agreements.

1.34 "Third Party Consents": those consents which Lender reasonably requires VI to obtain, or which VI is contractually or legally obligated to obtain, from others in connection with the execution of this Agreement or the Performance of the Obligations.

1.35 "Time-Share Interest": an undivided fractional fee simple interest as tenant-in-common (or an estate for years with a remainder over in fractional fee simple as tenant-in-common) either (a) in a unit (coupled with an undivided fractional fee simple interest as tenant-in-common in the common areas of the Time-Share Project to which the Time-Share Interest relates) or (b) in the entire Time-Share Project to which the Time-Share Interest relates, in both cases together with the exclusive right to occupy and use a specific unit (or an equivalent unit) for a period of at least seven (7) consecutive days every calendar year (i.e., an annual Time-Share Interest) or every other calendar year (i.e., a biennial Time-Share Interest) (on a fixed or floating basis) and the non-exclusive right to use such common elements during the same occupancy period, as more specifically described in the recorded declaration pursuant to which such Time-Share Interest is created.

1.36 "Time-Share Project": dwellings dedicated to time-share use and common areas which are part of a common scheme of development by the same Vistana Entity pursuant to a recorded declaration relating to such Time-Share Project.

1.37 "VI": Vistana, Inc., a Florida corporation, and, subject to restrictions on transfer or assignment contained herein, its successors and assigns.

1.38 "VDI Receivables Loan": that revolving receivables line of credit made available by Lender to Vistana Development, Inc., a Florida corporation, pursuant to that Loan and Security Agreement dated as of October 30, 1991, and originally executed between Vistana Development, Ltd., and Greyhound Real Estate Finance Company, as now or hereafter renewed, amended, restated or replaced.

1.39  "Vistana Entity": VI or an Affiliate thereof.

2.   CREDIT FACILITY COMMITMENT; USE OF PROCEEDS.
     -------------------------------------------

2.1  Credit Facility Commitment.  Lender hereby agrees, if all of the
     --------------------------
     Obligations then due to be Performed have been Performed, to make Loans having one or more Loan Components upon the terms and conditions set forth in the form of Loan Agreement attached hereto as EXHIBIT 1.

2.2  Credit Facility a Revolver; Each Loan a Non-Revolver Borrowing Term. The
     -------------------------------------------------------------------
     Credit Facility is a revolving line of credit (i.e., Advances may be obtained in accordance with the terms and conditions of this Agreement; and as those Advances are repaid, other Advances may be obtained), provided,
                                                                    --------
     however, that Lender shall have no obligation to make an Advance under a
     -------
     Loan if, after giving effect thereto, the principal balance outstanding under all Loans plus the Remaining Cost of the Credit Facilities Work exceeds the Maximum Credit Facilities Amount; and provided, further, that
                                                       --------  -------
     the aggregate Advances under a Loan may not exceed the Maximum Amount for such Loan (i.e., each Loan is non-revolving). Each Loan shall be viewed as a separate loan. Vistana Entities shall not be entitled to obtain Loans or Advances of Loans after the expiration of the Borrowing Term unless Lender agrees in writing with VI to make Loans thereafter on terms and conditions satisfactory to Lender.

2.3  Use of Advances.  Unless otherwise permitted in the applicable Loan
     ---------------
     Agreement, the proceeds of a Loan Component may be used only for the purposes specified in the Loan Agreement attached hereto as EXHIBIT 1.

3.   SECURITY.
     --------

3.1  Maintenance of Security; Cross Collateralization.  With respect to each
     ------------------------------------------------
     Loan, the required security for the Loan shall be the Collateral (as that term is defined in the Loan Agreement attached hereto as EXHIBIT 1) unless otherwise provided in the applicable Loan Agreement. The required security for a Loan shall, at Lender's option, secure the repayment of all Related Other Loans and the payment and performance of all other obligations under the Documents executed in connection with the Related Other Loans.
     However, if neither an Event of Default nor an Incipient Default then exists under any Document executed by such Borrower in connection with such Loan, the security documents executed by a Borrower in connection with a Loan shall be released when the obligations (other than those arising from a cross-collateralization provision) under the Documents executed in connection with such Loan have been paid and performed in full and no default exists under any other obligation owing to Lender which is secured under such security documents.

3.2  Determination of Partial Release Fee.  As used in this Agreement, the term
     ------------------------------------
     "Partial Release Fee" means an amount to be paid under a Loan in consideration of the partial release of a Time-Share Interest as security for such Loan. The Partial Release Fees for Time-Share Interests encumbered by a Mortgage which is part of the security for a Loan shall be determined by Lender prior to the time of the first Advance under such Loan and shall be in amounts sufficient to repay such Loan (based upon the Maximum Loan Amount for such Loan) when ninety percent (90%) of all Time-Share Interests into which the Real Property has been or will be subdivided have been sold.

4.   CONDITIONS PRECEDENT TO THIS AGREEMENT AND TO LOANS AND ADVANCES.
     ----------------------------------------------------------------

4.1  Conditions Precedent to This Agreement.  Lender's obligation to enter into
     --------------------------------------
     this Agreement shall be subject to and conditioned upon VI having delivered to Lender the Articles of Organization of VI and following Documents, duly executed, delivered and in form and substance satisfactory to Lender:

     (a)  the Resolutions of VI;

     (b) a favorable opinion from independent counsel for VI, in form and substance reasonably satisfactory to Lender as to the formation and good standing of VI, the due authorization, execution and delivery of this Agreement by VI and the enforceability of this Agreement against VI.

     (c)  this Agreement;

     (d) any and all Third Party Consents required with respect to execution by VI of this Agreement and Performance of its Obligations under this Agreement; and

     (e)  such other documents as Lender may reasonably require.

4.2  Conditions Precedent to be Satisfied Prior to Each First Advance of a Loan.
     --------------------------------------------------------------------------
     With respect to each Loan, Lender's obligation to make the first Advance of such Loan shall be subject to and conditioned upon the Borrower under such Loan having satisfied the following conditions:

     (a)  Documents.  The Borrower under such Loan shall have delivered, or
          ---------
          caused to be delivered, to Lender, property completed, duly executed, delivered, recorded/filed, if applicable, and otherwise in form and substance satisfactory to Lender, the loan documents required to be executed and delivered to Lender pursuant to the terms of the Loan Agreement attached hereto as EXHIBIT 1. Such Documents shall be delivered to Lender by the time required pursuant to the Loan Agreement attached hereto as EXHIBIT 1. Lender acknowledges that except as provided below in this subparagraph, the requirements under the Loan Agreement attached hereto as EXHIBIT 1 for the delivery of an "Agreement," a "Note," a "Mortgage," an "Environmental Certificate," a "Subordination Agreement" and a "Guaranty" shall be satisfied by the delivery of the Loan Agreement, the Promissory Note, the Mortgage and Financing Statement (With Security Agreement and Assignment of Leases, Rents, Sales Documents, Sales Proceeds and Developer's Rights), the Environmental Certificate, the Subordination Agreement and the Guaranty attached hereto as EXHIBITS 2-6, respectively; and the requirements for the delivery of a Security Agreement and Assignments shall be satisfied through the delivery of the Mortgage and Financing Statement (With Security Agreement and Assignment of Leases, Rents, Sales Documents, Sales Proceeds and Developer's Rights) and the Assignment of Contracts, Licenses, Permits and Other Intangibles attached hereto as

          EXHIBIT 2 and EXHIBIT 7, respectively. However, as a condition to the first Advance of a Loan, Lender may require changes to any or all of the Documents it deems necessary or appropriate (i) to assure the enforceability of the terms and conditions of such Documents or (ii) to conform to customs and practices of prudent lenders doing business in the jurisdiction where the applicable Real Property is located pertaining to the creation and perfection of liens, security interests, assignments and other charges upon the applicable Collateral. Without limiting the generality of the foregoing, Lender may require the use of a deed of trust or deed to secure debt in jurisdictions where it is the custom or practice of prudent lenders in the jurisdiction where the Real Property is located to do so.

     (b)  Other Due Diligence Documents.  Unless otherwise provided in the
          -----------------------------
          applicable Loan Agreement, the Borrower under such Loan shall have delivered to Lender, at Borrower's expense, the due diligence items required pursuant to the Loan Agreement attached hereto as EXHIBIT 1. Such items shall be delivered to Lender by the times required pursuant to the terms of the Loan Agreement attached hereto as EXHIBIT 1.

     (c)  Other Conditions Precedent.  Unless otherwise provided in the
          --------------------------
          applicable Loan Agreement, the Borrower under such Loan shall have satisfied at its expense the other applicable conditions to the initial Advance of such Loan which are set forth in the Loan Agreement attached hereto as EXHIBIT 1.

4.3  Conditions Precedent to Subsequent Advances of Loan.  Unless otherwise
     ---------------------------------------------------
     provided in the applicable Loan Agreement, for each Advance of a Loan after the initial Advance, Lender's obligation to make such Advance shall be subject to the terms and conditions set forth in the Loan Agreement attached as EXHIBIT 1, including delivery to Lender of the items called for therein by the dates required pursuant to the terms of the Loan Agreement attached hereto as EXHIBIT 1.

5.   MANDATORY REPAYMENT OF LOANS; PREPAYMENT.
     ----------------------------------------

5.1  Repayment of Loans.  Unless otherwise provided in the applicable Loan
     ------------------
     Agreement, each Loan shall be evidenced by a separate promissory note; and unless otherwise provided in the applicable Loan Agreement and/or in the applicable promissory note, each Loan shall accrue interest and be repaid in immediately available funds with interest according to the terms of the form of Loan Agreement and Promissory Note attached hereto as EXHIBITS 1 and 2, respectively.

5.2  Prepayments.  Except as permitted pursuant to the terms of the form of Loan
     -----------
     Agreement and Promissory Note attached hereto as EXHIBITS 1 and 2, respectively, or unless otherwise provided in the applicable Loan Agreement or Note, no Loan shall be entitled to be prepaid in whole or in part.

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF VISTANA, INC.
     ----------------------------------------------------------

6.1  (a)  Financial Information.  VI will furnish or cause to be furnished to
          ---------------------
          Lender, within one hundred twenty (120) days after the end of each fiscal year of VI, a copy of the current annual consolidated financial statements of VI; and will furnish to Lender, within forty-five (45) days after the end of each interim quarterly fiscal period of VI, a copy of the current consolidated financial statements of VI, for the period commencing with the first day of the fiscal year and concluding with such quarter end. Such financial statements shall contain a balance sheet as of the end of the relevant fiscal period and statements of income and of cash flow for such fiscal period (together, in each case, with the comparable figures for the corresponding period of the previous fiscal year), all in reasonable detail. All financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied. All financial statements required pursuant to this paragraph shall be certified by the chief financial officer or chief accounting officer of VI. Annual statements shall be audited and certified by a recognized firm of certified public accountants reasonably satisfactory to Lender. Together with such financial statements, VI will deliver to Lender a certificate signed by VI's chief financial officer or chief operating officer stating that there exists no Event of Default under any Loan or Incipient Default under any Loan or, if any such Event of Default or Incipient Default exists, specifying the nature and period of its existence and what action VI and any pertinent VI Entity proposes to take with respect to it.

     (b)  Right to Inspect.  VI will permit, and will cause each VI Entity which
          ----------------
          is a Borrower to permit, Lender and its representatives at all reasonable times, upon reasonable prior notice to inspect, audit and copy, its records as shall be relevant to the Performance of the terms, covenants or conditions of this Agreement or the financial condition of VI or such VI Entity.

     (c)  Additional Information.  VI will make available, and will cause each
          ----------------------
          VI Entity which is a Borrower to make available, to Lender such further information as Lender may from time to time reasonably request.

6.2  Net Worth Maintenance.  VI will at all times maintain as of the end of each
     ---------------------
     calendar quarter a tangible net worth, as reflected on VI's annual audited financial statements and interim quarterly financial statements delivered pursuant to paragraph 6.1 and determined in accordance with generally accepted accounting principles, in an amount not less than Seventy-Five Million Dollars ($75,000,000).

6.3  Payment of Taxes. VI has filed (or has requested extensions of the time
     ----------------
     within which to file) returns for all federal, state, local and other taxes which are required to be filed and taxes shown to be due and payable on such filed returns have been paid or have been reserved against as required by generally accepted accounting principles.

6.4  Credit Facility Fee, Non-Utilization Fee and Other Fees and Expenses.
     --------------------------------------------------------------------
     Unless one or more of the other Vistana Entities have paid such amounts, VI will pay to Lender the Credit

     Facility Fee in three (3) installments equal to Two Hundred Thousand Dollars each (each such payment amount, a "Credit Facility Fee Installment Payment"). Credit Facility Installment Payments shall be due and payable on July 9, 1998, and on the next two (2) anniversaries of such date; provided,
                                                                       --------
     however, that unless one or more of the other Vistana Entities have paid
     -------
     such amount, VI will pay to Lender upon the acceleration of any Loan under which VI is the Borrower, a default by VI under a guaranty given by it for a Loan beyond any applicable cure period, the filing of bankruptcy or similar proceeding by or against VI, or the termination by VI of the Credit Facility, whichever event first occurs, the excess of the Credit Facility Fee over the aggregate of all Credit Facility Fee Installment Payments previously received by Lender. After Lender has received the full amount of the Credit Facility Fee, no further Credit Facility Fee Installment Payments will be due. Furthermore, VI will pay to Lender on the first anniversary (or if not a Business Day, the first Business Day thereafter) of the date of this Agreement, a fee equal to two percent (2%) of the excess, if any, of (a) Fifteen Million Dollars ($15,000,000) over (b) the aggregate principal amount of Advances made during the period ending on the day preceding the first anniversary of this Agreement. VI will also pay on demand any and all reasonable costs and expenses incurred by Lender in connection with negotiation of this transaction and the preparation and negotiation of this Agreement (including, without limitation, the Exhibits hereto) including, without limitation: all reasonable attorneys' and other professionals' fees and charges (including, without limitation, normal charges for photocopy, telecopy and computer services). Without limiting the generality of the foregoing, if a bankruptcy proceeding is commenced by or against VI, Lender shall, to the extent not already provided for herein, be entitled to recover, and VI shall be obligated to pay, Lender's reasonable attorneys' fees incurred in connection with: (i) any determination of the applicability of the bankruptcy laws to the terms of this Agreement; (ii) any attempt by Lender to enforce or preserve its rights under the bankruptcy laws or to prevent such Borrower or any other person from seeking to deny Lender its rights thereunder; or (iii) any proceeding(s) arising under the bankruptcy laws or arising in or related to a case under bankruptcy laws.

6.5  Indemnification.  VI will INDEMNIFY, PROTECT, HOLD HARMLESS, and defend
     ---------------
     Lender, its successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, agents and servants of the foregoing, for, from and against, except to the extent arising from the indemnitee's gross negligence or willful misconduct, any and all losses, costs, expenses (including, without limitation, court costs and attorneys' fees), demands, claims, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions arising from or brought in connection with (a) any of the Collateral, the terms of the Documents or the transactions related thereto, or any act or omission of VI or any Vistana Entity which is a Borrower or their respective employees or agents, whether actual or alleged, and (b) any and all brokers' commissions or finders' fees or other costs of similar type by any party engaged by VI or any Vistana Entity which is a Borrower in connection with the Credit Facility. On written request by a person or other entity covered by the above agreement of indemnity, VI will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such person or entity shall be a party and for which such indemnitee is entitled to be indemnified pursuant to this paragraph.

6.6  Survival and Additional Representations, Warranties and Covenants.  The
     -----------------------------------------------------------------
     representations, warranties and covenants contained in this Article VI are in addition to, and not in derogation of, the representations, warranties and covenants contained elsewhere in the Documents for the Loans and shall be deemed to be made and reaffirmed prior to the making of each Advance.

7.   CONSTRUCTION AND GENERAL TERMS.
     ------------------------------

7.1  Payment Location.  All monies payable under this Agreement shall be paid to
     ----------------
     Lender at its address set forth on the signature page of this Agreement in lawful monies of the United States of America, unless otherwise designated by Lender by notice.

7.2  Entire Agreement.  This Agreement and the Documents executed from time to
     ----------------
     time in connection with the Loans shall exclusively and completely state the rights and obligations of Lender, VI and Borrower with respect to the transactions contemplated hereby. No modification, variation, termination, discharge, abandonment, or waiver of any of the terms or conditions of this Agreement shall be valid unless in writing and signed by duly authorized representatives of the party sought to be bound by such action. This Agreement shall supersede any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender concerning the transaction contemplated hereby, including any commitment for financing.

7.3  Counterparts.  This Agreement may be executed simultaneously in any number
     ------------
     of identical copies, each of which shall constitute an original for all purposes.

7.4  Notices.  All notices, requests or demands required or permitted to be
     -------
     given under this Agreement shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received prior to the expiration of the recipient's normal business hours on the day of the receipt or otherwise on the next Business Day. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as the party being notified may have designated in a notice given to the other party, provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand delivered, or deposited for delivery via courier or in the United States mail in accordance with the requirements set forth above.

          If to Lender:       FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                              Scottsdale, Arizona 85251
                              Attn: Vice President-Resort Finance
                              Telecopy: (602) 874-6444
                              with a copy to:

                              FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                              Scottsdale, Arizona 85251
                              Attn:  Vice President-Associate General Counsel
                              Telecopy: (602) 874-6445

          If to VI            Vistana, Inc.
                              8801 Vistana Centre Drive
                              Orlando, Florida 32821
                              Attn: Chief Financial Officer
                              Telecopy No.: (407) 239-3222

          with a copy to:     Susan Werth, Esq.
                              Vistana, Inc.
                              701 Brickell Avenue, Suite 2100
                              Miami, Florida 33131
                              Telecopy No.: (305) 374-7159

7.5  Successors and Assigns.  All the covenants of VI and all the rights and
     ----------------------
     remedies of Lender contained in this Agreement shall bind VI, and, subject to the restrictions on merger, consolidation and assignment contained in the Documents, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. VI may not assign its rights in this Agreement in whole or in part. Except as may be expressly provided in this Agreement, no person or other entity (including, without limitation, any Affiliate of VI) shall be deemed a third party beneficiary of any provision of this Agreement.

7.6  Severability.  If any one or more of the provisions contained in this
     ------------
     Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision that is legal, valid, binding and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

7.7  Time of the Essence.  Time is of the essence in the Performance of the
     -------------------
     Obligations.

7.8  Miscellaneous.  All headings are inserted for convenience only and shall
     -------------
     not affect any construction or interpretation of this Agreement. Unless otherwise indicated, all references in this Agreement to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of this Agreement; the words "herein," "hereof," "hereto," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular paragraph, clause or other subdivision; and reference to a numbered or lettered subdivision of an Article or paragraph, or paragraph shall include relevant matter within the

     Article or paragraph which is applicable to but not within such numbered or lettered subdivision. All Schedules and Exhibits referred to in this Agreement are incorporated in this Agreement by reference.

7.9  (A)  CHOICE OF LAW.  THIS AGREEMENT AND THE RIGHTS, DUTIES AND OBLIGATIONS
          -------------
          OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

     (B)  CHOICE OF JURISDICTION AND VENUE.  EACH OF LENDER AND VI: (A) HEREBY
          --------------------------------
          IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, AND, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT THE LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT SUCH PERSON IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF VI AND LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

     (C)  WAIVER OF JURY TRIAL.  LENDER AND VI ACKNOWLEDGE AND AGREE THAT ANY
          --------------------
          CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

     (D)  INDUCEMENT TO LENDER.  ALL OF THE PROVISIONS SET FORTH IN THIS
          --------------------
          PARAGRAPH ARE MATERIAL INDUCEMENTS FOR LENDER'S EXTENDING THE CREDIT FACILITY TO VI AND MAKING ADVANCES TO BORROWERS.

                                                         (________ VI INITIALS)]

7.10  Compliance With Applicable Usury Law.  It is the intent of the parties
      ------------------------------------
      hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in this Agreement, in no event shall this Agreement require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law.

7.11  NO PARTNERSHIP OR JOINT VENTURE.  THE RELATIONSHIP OF EACH BORROWER AND VI
      -------------------------------
      ON ONE HAND AND LENDER ON THE OTHER HAND WILL BE THAT OF DEBTOR AND CREDITOR. IT IS NOT THE INTENTION OF EITHER OF VI OR LENDER TO ESTABLISH A PARTNERSHIP BETWEEN VI AND LENDER OR ANY BORROWER AND LENDER, AND VI AND LENDER AND THE BORROWERS AND LENDER SHALL NOT UNDER ANY CIRCUMSTANCES BE CONSTRUED TO BE PARTNERS OR JOINT VENTURERS.

7.12  Standards Applied to Lender's Action.  Unless otherwise specifically
      ------------------------------------
      stipulated elsewhere in this Agreement, if a matter is left in this Agreement to the decision, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

7.13  Scope of Reimbursable Attorney's Fees.  As used in the Documents, the term
      -------------------------------------
      "attorneys' fees" includes the fees of attorneys licensed to practice law in any jurisdiction, the fees of law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney, and the expenses incurred by them in the performance of their services. As used in the Documents, attorneys' fees incurred by Lender in the enforcement of any remedy or covenant include, without limitation, attorneys' fees incurred in any foreclosure of the Documents, in protecting or sustaining the lien or priority of the collateral, or in any proceeding arising from or connected with any such matter, including any bankruptcy, receivership, injunction or other similar proceeding, or any appeal from or petition for review of any such matter, and with or without litigation.

7.14  Publicity.  Lender routinely advertises the transactions to which it is a
      ---------
      party in newspapers, industry periodicals, and other miscellaneous print and electronic literature. Without the prior written consent of VI, not to be unreasonably withheld, Lender will not use VI's name, logo, insignia, descriptive art work, trade name, trademark, or other similar material, whether or not protected by copyright (or otherwise), in any such advertisement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective name, personally or by their duly authorized representatives as of the date above written.

     VI:                            VISTANA, INC., a Florida corporation



                                    By:  /s/ Susan Werth
                                       -----------------------------------------
                                    Type/Print Name: SUSAN WERTH
                                                    ----------------------------
                                    Title: Senior Vice President
                                          --------------------------------------


     LENDER:                        FINOVA CAPITAL CORPORATION, a
                                    Delaware corporation



                                    By: /s/ Jeffrey A. Owings
                                       -----------------------------------------
                                    Type/Print Name: JEFFREY A. OWINGS
                                                    ----------------------------
                                    Title: Vice President
                                          --------------------------------------

                               LIST OF EXHIBITS


EXHIBIT 1      Form of Loan Agreement

EXHIBIT 2      Form of Promissory Note

EXHIBIT 3      Form of Mortgage

EXHIBIT 4      Form of Environmental Certificate

EXHIBIT 5      Form of Subordination Agreement

EXHIBIT 6      Form of Guaranty

EXHIBIT 7      Form of Assignment of Contracts, Licenses, Permits and Other
               Intangibles

EXHIBIT 8      Real Property Suitability Standards

                                   EXHIBIT 1

                            FORM OF LOAN AGREEMENT

                                LOAN AGREEMENT
                                --------------


          This LOAN AGREEMENT is entered into as of    (Month, Day)   ,
                                                    ------------------
(Year), by and between FINOVA CAPITAL CORPORATION, a Delaware corporation, and
------
(Name  of Borrower) , an    (State Where Borrower Organized and Type of
--------------------      -----------------------------------------------
Business Organization).
-----------------------

                                 INTRODUCTION

          This Loan Agreement is entered into pursuant to a Credit Facilities Agreement dated as of July 9, 1998, between FINOVA Capital Corporation, a Delaware corporation, and Vistana, Inc., a Florida corporation. The Credit Facilities Agreement provides for the making of loans which include one or more of the following components: an Acquisition Component, an Interest Reserve Component, a Construction Component and a Renovation Component (as those terms are defined in Article 1). The loan made pursuant to this Loan Agreement contains the components identified in the SCHEDULE (as that term is defined in Article 1) as the Loan Components.

1.   DEFINITIONS
     -----------

     As used in this Agreement and the other Documents (as defined below) unless otherwise expressly indicated in this Agreement or the other Documents, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined):

     1.1  "Acquisition": the acquisition of the Property.

     1.2 "Acquisition Advance": if the Loan includes an Acquisition Component, an advance by Lender of the proceeds of the Acquisition Component.

     1.3 "Acquisition Cost": the actual cost of acquiring the Real Property, all interests therein and all development rights related thereto, including, without limitation, all reasonable and ordinary closing costs, attorneys' fees and other due diligence expenses incurred in connection with such acquisition. Due diligence expenses may include, at Borrower's option, fees and expenses of land planners, engineers, architects, surveyors and similar professionals engaged with respect to the Real Property as well as the cost of environmental reports and other diligence items required to be delivered to Lender with respect to the Real Property.

     1.4 "Acquisition Component": if the Loan includes an Acquisition Component, that portion of the Acquisition Loan, not to exceed the Maximum Acquisition Component Amount, allocated to pay the Acquisition Cost.

     1.5   "Additional Retainage": the meaning given to it in paragraph 2.1(c).

     1.6 "Advances": as applicable, the Acquisition Advance(s), the Interest Reserve Advances, the Construction Work-Related Advances and the Renovation Work-Related Advances; and "Advance": one of the Advances.

     1.7 "Affidavit of Borrower": a sworn Affidavit of Borrower (and such other parties as Lender may require) in the form of EXHIBIT I-3, to accompany a Construction Work-Related Advance Request.

     1.8 "Affiliate": with respect to any individual or entity, any other individual or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such individual or entity.

     1.9 "Agreement": this Loan Agreement, as it may be from time to time renewed, amended, restated or replaced.

     1.10 "Applicable Usury Law": the usury law chosen by the parties pursuant to the terms of paragraph 9.10 or such other usury law which is applicable if such usury law is not.

     1.11 "Approved Pre-Sales Financing": the meaning given to it in paragraph 6.8(a).

     1.12 "Architect/Engineer": an architect, design professional or engineer employed by Borrower to perform architectural, design or engineering services for any portion of the Construction Work.

     1.13 "Architect/Engineer Agreement": a contract (written or oral, now or hereafter in effect) between Borrower and an Architect/Engineer for the performance of architectural, design or engineering services, as approved by Lender in writing and modified from time to time in accordance with the terms of the Documents.

     1.14 "Articles of Organization": the charter, articles, operating agreement, limited partnership agreement, by-laws and any other written documents evidencing the formation, organization and continuing existence of an entity.

     1.15 "Assignments": collectively, a written assignment or assignments (which may be separate from and/or included within the Mortgage), executed by Borrower pursuant to the terms of this Agreement and creating in favor of Lender, to facilitate Performance of the Obligations, a perfected, direct, first and exclusive assignment (subject only to the Permitted Encumbrances) of all Contracts, Licenses, Permits and Other Intangibles and other portions of the Mortgaged Property (as defined in the Mortgage) exclusive of the Real Property; as such assignments may be from time to time renewed, amended, restated or replaced.

     1.16  "Basic Retainage": the meaning given to it in paragraph 2.1(c).

     1.17  "Borrower":     (Name of Borrower)   ,  a(n)   (State Where
                       -------------------------        -----------------
           Borrower Organized and Type of Business Organization) , and, subject
           ------------------------------------------------------
           to the restrictions on assignment and transfer contained in this Agreement, its successors and assigns.

     1.18 "Business Day": any day other than a Saturday, a Sunday, a national holiday or a day on which banks in Phoenix, Arizona are required to be closed.

     1.19 "CLPI Assignment": the Assignment of Contracts, Licenses, Permits and Other Intangibles executed and delivered by Borrower pursuant to the terms of this Agreement and creating in favor of Lender, to facilitate Performance of the Obligations, a perfected, direct, first and exclusive assignment (subject only to the Permitted Encumbrances) of the Contracts, Licenses, Permits and other Intangibles.

     1.20 "Collateral": the Real Property, the Personal Property, the Insurance Policies, any and all other property now or hereafter serving as security for the Performance of the Obligations, and all products and proceeds thereof.

     1.21 "Completion of the Construction Work Phase": with respect to a Construction Work Phase, the occurrence of both the Substantial Completion of such Work Phase and final completion of the Construction Work Phase (including "punch-list" items) remaining incomplete at the time of Substantial Completion of such Work Phase.

     1.22 "Completion of the Renovation Work": the occurrence of final completion of the Renovation Work in substantial compliance with the Renovation Work Contract(s), applicable Legal Requirements, the Documents, and otherwise in a good and workmanlike manner, lien free and free from defective materials and workmanship.

     1.23 "Construction Budget": with respect to a Construction Work Phase, the detailed budget cost itemization for such Construction Work Phase prepared by Borrower and approved in writing by Lender and modified from time to time in accordance with the terms of the Documents, which specifies by item the cost and source of payment of: (a) all labor, materials and services necessary for Completion of the Construction Work Phase in accordance with the applicable Plans and Specifications, the applicable Construction Work Contract(s), the Documents, all Legal Requirements, sound construction, engineering and architectural principles, and commonly accepted safety standards;
           (b) interest on the Construction Component allocated to such Construction Work Phase and on any portion of the Acquisition Cost that Lender reasonably requires be allocated to such Construction Work Phase; and (c) all other expenses incidental to the Completion of the Construction Work Phase. The Construction Budget shall include within the costs of the Construction Work Phase to be paid from the Construction Component an interest reserve and a contingency reserve determined to be adequate by Lender. The total costs within a Construction Work Phase to be paid from the Construction Component shall not exceed on a per Unit basis the Maximum Per Unit Cost for Units within such Construction Work Phase. Without limiting Lender's discretion in approving a Construction Budget, Lender shall be satisfied that any "construction overhead" contained therein does not constitute a developer fee of any kind.

     1.24 "Construction Component": if the Loan includes a Construction Component, that portion of the Loan, not to exceed the Maximum Construction Component Amount, allocated to payment of the cost of the Construction Work, excluding interest on the Loan.

     1.25 "Construction Component Borrowing Term": the period commencing on the date of this Agreement and ending on the close of Lender's normal business day on July 9, 2001.

     1.26 "Construction Improvements": the on-site and/or off-site improvements (including, without limitation, renovations which are not part of the Renovation Work) to be constructed upon or made to or for the benefit of the Real Property as part of the Construction Work, all as set forth in the Plans and Specifications and the Construction Work Contract(s) and as described in the Construction Budget, which improvements are generally described in the SCHEDULE as the Construction Improvements.

     1.27 "Construction Work": if the Loan includes a Construction Component, the construction or making of the Construction Improvements and the acquisition and installation of any and all furniture, furnishings, fixtures and/or equipment which are part of the Construction Improvements or required by the terms of this Agreement or shown on or described in the Plans and Specifications or the Construction Work Contract(s) or shown as costs in the Construction Budget(s).

     1.28 "Construction Work Contract": if the Loan includes a Construction Component, a contract (written or oral, now or hereafter in effect) between Borrower and a Construction Work Contractor or between a Construction Work Contractor and any other person or entity relating in any way to the Construction Work, including the performing of labor and the furnishing of equipment, materials or services (other than architectural, design or engineering services).

     1.29 "Construction Work Contractor": if the Loan includes a Construction Component, a contractor employed by Borrower to provide labor and/or to furnish equipment, materials or services (other than architectural, design or engineering services) for any portion of the Construction Work.

     1.30 "Construction Work Phase": a phase of the Construction Work which consists of (a) the construction of (i) some or all of the time-share buildings which are part of the Construction Improvements or of the renovating (other than as part of the Renovation Work) of some or all of the Units or a portion but not all of the Time-Share Project or
           (ii) some (but not less than those which are necessary to the use of the time-share buildings being constructed as part of the same Construction Phase) or all of the on-site and off-site improvements which are part of the Construction Work (including, without limitation, amenities and ancillary buildings) and (b) the acquisition and installation of any and all furniture, furnishings, fixtures and/or equipment which are part of the improvements being constructed or made in such Construction Work Phase or required by terms of this Agreement or shown on or described in the applicable Plans and Specifications or the applicable Construction Work Contract(s) or as costs in the applicable Construction Budget; and each Construction Work Phase is more specifically described in the SCHEDULE.

     1.31 "Construction Work Phase Progress Schedule": with respect to a Construction Work Phase, the schedule for the Completion of the Construction Work Phase and parts thereof, as approved by Lender in writing.

     1.32 "Construction Work-Related Advance": if the Loan includes a Construction Component, an advance by Lender of the proceeds of the Construction Component for the purpose of paying or reimbursing Borrower for costs of the Construction Work, excluding interest on the Loan.

     1.33 "Construction Work-Related Advance Request": if the Loan includes a Construction Component, the written application of Borrower on the forms described on EXHIBIT I specifying by name and amount all parties to whom Borrower is obligated for labor, materials, equipment or services supplied for the performance of the Construction Work and all other expenses incidental thereto, the Real Property and the Completion of the Construction Work, and requesting a Work-Related Advance for payment of such items.

     1.34 "Contracts, Licenses, Permits and other Intangibles": all contracts, licenses, and other intangibles now or hereafter held or owned by Borrower and used in connection with the Property and/or the business of Borrower conducted on the Real Property or with respect thereto, excluding those items excluded from the definition of "Assigned Assets" in the CLPI Assignment.

     1.35 "Declaration": collectively, the Time-Share Declaration and any and all other declarations of covenants, conditions and restrictions governing the Real Property.

     1.36 "Developer's Rights": all special rights and privileges of Borrower under any declaration of covenants, conditions and restrictions and/or other documents governing the Real Property which are not enjoyed by all other owners of portions of the Real Property.

     1.37  "Default Rate":  as defined in and determined under the Note.

     1.38 "Documents": this Agreement, the Note, the Mortgage, the Security Agreement, the Assignments, the Subordination Agreement(s), the Guaranty, the Environmental Certificate, and all other documents, excluding the Master Credit Facilities Agreement and the Other Loan Documents, now or hereafter executed in connection with the Loan, as they may be from time to time renewed, amended, restated or replaced.

     1.39 "Environmental Certificate": an environmental certificate executed pursuant to this Agreement by Borrower and such other persons or parties as required by Lender, as it may be from time to time renewed, amended, restated or replaced.

     1.40  "Event of Default":  the meaning set forth in paragraph 7.1.

     1.41 "Force Majeure Event": an "act of God," a fire, a strike, a law, a regulation, a governmental order and/or injunction which is issued by a court of competent jurisdiction for reasons other than for Borrower's acts or omissions which would constitute a default under this Agreement, an inability to obtain materials or supplies which is beyond Borrower's reasonable control, an inability to obtain necessary permits or other governmental approvals for reasons which are beyond Borrower's reasonable control, or any similar event beyond Borrower's reasonable control.

     1.42 "Guaranty": if Borrower is an entity other than VI, a primary, joint and several guaranty made by VI, guarantying the repayment of the Loan, together with interest thereon as provided in the Note, and the payment and performance of all other Obligations, in accordance with the requirements of this Agreement.

     1.43 "Incipient Default": an event which after notice and/or lapse of time would constitute an Event of Default.

     1.44 "Insurance Policies": the insurance policies that Borrower is required to maintain and deliver pursuant to paragraph 6.9.

     1.45 "Interest Reserve Advance": if the Loan includes an Interest Reserve Component, an advance by Lender of the proceeds of the Interest Reserve Component.

     1.46 "Interest Reserve Component": if the Loan includes an Interest Reserve Component, that portion of the Loan, not to exceed the Maximum Interest Reserve

           Amount, which is allocated for the monthly payment of interest accrued on the Loan.

     1.47 "Legal Requirements": (a) all present and future judicial decisions, statutes, regulations, permits or certificates of any governmental authority in any way applicable to Borrower or any of the Collateral;
           (b) all covenants, conditions and restrictions contained in any document by which any of the Collateral is bound; (c) all business association agreements forming, or granting and/or limiting the powers of, Borrower; and (d) all contracts or agreements (written or oral) by which Borrower is bound or, if compliance therewith would otherwise be in conflict with any of the Documents for the Loan, by which Borrower becomes bound with Lender's prior written consent.

     1.48  "Lender":  FINOVA Capital Corporation and its successors and assigns.

     1.49  "Lender's Inspector": the meaning given to it in paragraph 8.1.

     1.50  "Loan": the Loan made pursuant to paragraph 2.1.

     1.51 "Loan Components": collectively, the Acquisition Component, the Construction Component, the Interest Reserve Component and the Renovation Component but only to the extent identified in the SCHEDULE as Loan Components; and "Loan Component": one of the Loan Components.

     1.52 "Manager/General Partner": if Borrower is a limited liability company and is not member-managed, each manager of the limited liability company, individually and collectively, or if Borrower is a partnership, each general partner of the partnership, individually and collectively.

     1.53 "Master Credit Facilities Agreement": that Revolving Credit Facilities Agreement dated as of July 9, 1998, between Lender and VI, as it may be from time to time renewed, amended, restated or replaced.

     1.54 "Material Construction Work Contract": a Construction Work Contract requiring payments in the aggregate of more than Two Hundred Fifty Thousand Dollars ($250,000).

     1.55 "Material Renovation Work Contract": a Renovation Work Contract requiring payments in the aggregate of more than Two Hundred Fifty Thousand Dollars ($250,000).

     1.56 "Maturity Date": if the Loan has only an Acquisition Component, the date which is sixty (60) months from the date of the initial Acquisition Advance; and otherwise July 9, 2006.

     1.57 "Maximum Acquisition Component Amount": if the Loan includes an Acquisition Component, the amount identified in the SCHEDULE as the Maximum Acquisition Component Amount.

     1.58 "Maximum Construction Component Amount": if the Loan includes a Construction Component, the amount identified in the SCHEDULE as the Maximum Construction Component Amount.

     1.59 "Maximum Credit Facility Amount": the meaning given to it in the Master Credit Facilities Agreement.

     1.60 "Maximum Interest Reserve Amount": if the Loan has an Interest Reserve Component, the amount identified in the SCHEDULE as the Maximum Interest Reserve Amount.

     1.61 "Maximum Loan Amount": the amount identified in the SCHEDULE as the Maximum Loan Amount.

     1.62 "Maximum Per Unit Cost": if the Loan includes a Construction Component or a Renovation Component, the amount identified in the SCHEDULE as the Maximum Per Unit Cost for such Loan Component.

     1.63 "Maximum Renovation Component Amount": if the Loan includes a Renovation Component, the amount identified in the SCHEDULE as the Maximum Renovation Component Amount.

     1.64 "Minimum Initial Equity Contribution": the amount identified in the SCHEDULE as the Minimum Initial Equity Contribution, which equals the amount, if any, by which (a) the sum of the Acquisition Cost, the costs necessary to be incurred to cause Completion of the Construction Work Phases and the costs necessary to be incurred to cause Completion of the Renovation Work Phases exceeds (b) the Maximum Loan Amount; provided, however, that costs which have been
                                --------  -------
           paid by Borrower and are not to be reimbursed from the Loan shall be excluded in making the calculation required pursuant to subparagraph
           (a).

     1.65 "Minimum Required Time-Share Approvals": all approvals required from governmental agencies in the state where the Real Property is located in order to subdivide the Real Property into Time-Share Interests and to sell Time-Share Interests and offer them for sale at the Time-Share Project.

     1.66 "Mortgage": a mortgage, deed to secure debt or deed of trust executed and delivered by Borrower pursuant to the terms of this Agreement and under the terms of which Borrower has conveyed or granted in favor of Lender, as security for the Performance of the Obligations, a perfected, direct, first and exclusive lien (subject only to the Permitted Encumbrances), upon the Real Property, as it may be from time to time renewed, amended, restated or replaced.

     1.67 "Note": the promissory note in form and substance identical to EXHIBIT A to be made and delivered by Borrower to Lender pursuant to paragraph 4.1, as it may from time to time be renewed, amended, restated or replaced.

     1.68 "Obligations": all obligations, agreements, duties, covenants and conditions of Borrower to Lender which Borrower is now or hereafter required to Perform under the Documents.

     1.69 "Other Loan": a loan which has been requested from Lender under the Master Credit Facilities Agreement and which Lender is committed to make thereunder, but excluding the Loan.

     1.70 "Other Loan Documents": with respect to an Other Loan, all documents now or hereafter entered into by Lender and a Vistana Entity in connection with such Other Loan.

     1.71 "Partial Release Fee": the amount identified in the SCHEDULE as the Partial Release Fee.

     1.72  "Performance" or "Perform":  full, timely and faithful performance.

     1.73 "Permitted Encumbrances": ad valorem real property taxes and assessments, a lien not yet due and payable; inchoate liens for ad valorem real property taxes; inchoate assessments; and inchoate mechanics', artisans' and similar liens; zoning and use laws and related regulations, to the extent any non-compliance therewith does not violate any representations, warranty, covenant or agreement of Borrower contained in the Documents; a lien on the Property in favor of the holder of the indebtedness owing under the Approved Pre-Sales Financing but only to the extent permitted pursuant to paragraph 6.7(a), and the other rights, restrictions, reservations, encumbrances, easements and liens of record which Lender has agreed to accept as set forth in EXHIBIT B or in any other written agreement by Lender.

     1.74 "Personal Property": that portion of the Mortgaged Property (as defined in the Mortgage) consisting of personal property.

     1.75 "Plans and Specifications": if the Loan includes a Construction Component or a Renovation Component, the architectural, structural, mechanical, electrical and other plans and specifications which are for the construction of the Construction Improvements or Renovation Improvements, as applicable, and the completion of the rest of the Construction Work or Renovation Work, as applicable, and have been prepared by Architect(s)/Engineer(s), as approved in writing by Lender and modified from time to time in accordance with the terms of the Documents.

     1.76 "Principal Construction Work-Related Items": if the Loan includes a Construction Component, the Plans and Specifications, all agreements between Borrower and third parties pertaining to the Construction Work, and all other Contracts, Licenses, Permits and other Intangibles pertaining to the Construction Work, including, without limitation, Construction Work Contract(s) and Architect/Engineer Agreement(s).

     1.77  "Property":  the Real Property and Personal Property.

     1.78 "Purchase Contract": a contract pursuant to which Borrower has agreed to sell and a third party has agreed to purchase a Time-Share Interest created or to be created from the Real Property.

     1.79 "Purchaser": a purchaser of a Time-Share Interest from Borrower pursuant to a Purchase Contract.

     1.80  "Real Property":  the real property described in EXHIBIT C.

     1.81 "Related Other Loan": an Other Loan which was made for the purpose of acquiring real property within or to be added to the Time-Share Project or financing the construction or renovation of improvements on such Real Property or within such Time-Share Project.

     1.82 "Renovation Budget": with respect to a Renovation Work Phase, the detailed budget cost itemization for such Renovation Work Phase prepared by Borrower and approved in writing by Lender and modified from time to time in accordance with the terms of the Documents, which specifies by item the cost and source of payment of: (a) all labor, materials and services necessary for Completion of the Renovation Work Phase in accordance with the applicable Plans and Specifications, the applicable Renovation Contract(s), the Documents, all Legal Requirements, sound construction, engineering and architectural principles, and commonly accepted safety standards; (b) interest on the Renovation Component allocated to the Renovation Work Phase and any portion of the Acquisition Cost that Lender reasonably requires to be allocated to the Renovation Work Phase; and (c) all other expenses incidental to the Completion of the Renovation Work Phase. The Renovation Budget shall include within the costs of the Renovation Work Phase to be paid from the Renovation Component an interest reserve and a contingency reserve determined to be adequate by Lender. The total costs within a Renovation Work Phase to be paid from the Renovation Component shall not exceed on a per Unit basis the Maximum Per Unit Cost for Units within such Renovation Work Phase. Without limiting Lender's discretion in approving the Renovation Budget,

      Lender shall be satisfied that any "construction overhead" contained therein does not constitute a developer fee of any kind.

1.83 "Renovation Component": if the Loan includes a Renovation Component, that portion of the Loan, not to exceed the Maximum Renovation Component Amount, allocated to payment of the cost of the Renovation Work, excluding interest on the Loan.

1.84 "Renovation Component Borrowing Term": the period commencing on the date of this Agreement and ending on July 9, 2001.

1.85 "Renovation Improvements": the renovations, consisting exclusively of furniture, furnishings and equipment and, unless otherwise agreed in writing by Lender, minor labor and structural work to be or for the benefit of the Real Property as part of the Renovation Work, all as set forth in the Plans and Specifications and the Renovation Work Contract(s) and as described in the Renovation Budget, which improvements are generally described in the SCHEDULE as the Renovation Improvements. For purposes of this paragraph, labor and structural work shall be considered "minor" if the budgeted costs of labor and work is less than fifteen percent (15%) of the total budgeted "hard" and "soft" costs (excluding interest) of the Renovation Improvements .

1.86 "Renovation Work": if the Loan includes a Renovation Component, the making of the renovations and the acquisition and installation of any and all furniture, furnishings, fixtures and/or equipment which are part of the Renovation Improvements or required by the terms of this Agreement or the Renovation Work Contract(s) or shown as costs in the Renovation Budget(s).

1.87 "Renovation Work Contract": if the Loan includes a Renovation Component, a contract (written or oral, now or hereafter in effect) between Borrower and a Renovation Work Contractor, between a Renovation Work Contractor and any other person or entity relating in any way to the Renovation Work, including the performing of labor and the furnishing of equipment, materials or services.

1.88 "Renovation Work Contractor": if the Loan includes a Renovation Component, a contractor employed by Borrower to provide labor and/or to furnish equipment, materials or services for any portion of the Renovation Work.

1.89 "Renovation Work Phase": a phase of the Renovation Work which consists of the renovation of some or all of the Units or some or all of the Time-Share Project and the acquisition and installation of any and all furniture, furnishings, fixtures, and/or equipment which are part of such phase or required by the terms of this Agreement or the applicable Renovation Work Contract(s) or shown as costs in the applicable

      Renovation Budget; and each Renovation Work Phase is more specifically described in the SCHEDULE.

1.90 "Renovation Work Phase Progress Schedule": if the Loan includes a Renovation Component, the schedule for the final completion of each Renovation Work and parts thereof, as approved by Lender in writing.

1.91 "Renovation Work-Related Advance": with respect to Renovation Work Phase, an advance by Lender of the proceeds of the Renovation Component for the purpose of paying or reimbursing Borrower for costs of the Renovation Work, excluding interest on the Loan.

1.92 "Renovation Work-Related Advance Request": if the Loan includes a Renovation Component, the written application of Borrower in the form attached as EXHIBIT K-1.

1.93 "Required Completion Assurance Deposits": collectively, all Required Completion Assurance Deposits (Construction) and all Required Completion Assurance Deposits (Renovation); and "Required Completion Assurance Deposit": one of the Required Completion Assurance Deposits.

1.94 "Required Completion Assurance Deposit (Construction)": if the Loan includes a Construction Component, the meaning given to it in paragraph 6.4(k).

1.95 "Required Completion Assurance Deposit (Renovation)": if the Loan includes a Renovation Component, the meaning given to it in paragraph 6.5(f).

1.96 "Required Completion Date (Construction)": with respect to a Construction Work Phase, the date ["Anticipated Required Completion Date (Construction)"] which occurs the number of months specified in the SCHEDULE as the Required Completion Period (Construction) from the earlier of (i) the date on which Borrower commences vertical construction in the Construction Work Phase or (ii) the date on which Borrower first sells or contracts to sell Time-Share Interests in time-share buildings being constructed as part of such Construction Work Phase, plus such additional time which is necessary to achieve Completion of the Construction Work Phase and is due solely to the occurrence of one or more Force Majeure Events, but in no event (regardless of the length of delay resulting from Force Majeure Events) later than the later of (a) July 9, 2001 or (b) one hundred twenty (120) days after the Anticipated Required Completion Date (Construction).

1.97 "Required Completion Date (Renovation)": with respect to a Renovation Work Phase, the date ["Anticipated Required Completion Date (Renovation)"] which occurs the number of months specified in the SCHEDULE as the Required Completion Period (Renovation) from the earlier of (i) the date on which Borrower commences substantially remodeling the Renovation Work Phase or (ii) the date on which Borrower first sells or contracts to sell Time-Share Interests in time-share buildings being constructed as part of such Renovation Work Phase, plus such additional time which is necessary to achieve Completion of the Renovation Work Phase and is due solely to the occurrence of one or more Force Majeure Events, but in no event (regardless of the length of delays resulting from Force Majeure Events) later than the later of (a) July 9, 2001 or (b) one hundred twenty (120) days after the Anticipated Required Completion Date (Renovation).

1.98 "Resolution": a resolution of a corporation certified as true and correct by an authorized officer of such corporation, a certificate signed by the manager (if any) of a limited liability company and such members whose approval is required under the applicable Articles of Organization and owners' agreements, or a partnership certificate signed by all of the general partners of such partnership and such other partners whose approval is required under the applicable Articles of Organization and owners' agreements.

1.99 "SCHEDULE": the Schedule of Additional Terms which follows the signature pages of the parties.

1.100 "Security Agreement": a written security agreement which may be separate from and/or included within the Mortgage, an Assignment or this Agreement, executed by Borrower and creating in favor of Lender, as security for the Performance of the Obligations, a perfected, direct, first and exclusive security interest (subject only to the Permitted Encumbrances) in the Personal Property, as it may be from time to time renewed, amended, restated or replaced.

1.101 "Security Documents": the Mortgage, the Security Agreement, the Assignments, and all other documents now or hereafter securing the Obligations, as they may be from time to time renewed, amended, restated or replaced.

1.102 "Security Interest": with respect to any Collateral, a perfected, direct, first and exclusive (subject only to the Permitted Encumbrances) lien on, security interest in and charge upon such Collateral.

1.103 "Subordination Agreement(s)": the subordination agreement(s) made and delivered pursuant to the terms of this Agreement, as it/they may be from time to time renewed, amended, restated or replaced.

1.104 "Substantial Completion of the Construction Work": if the Loan includes a Construction Component,

          (a) substantial completion (as defined in AIA Document 201, most current version) of the Construction Work, in accordance with the Plans and

               Specifications, the Construction Work Contract(s), the Documents, all applicable Legal Requirements, sound construction, engineering and architectural principles and commonly accepted safety-standards, free of liens (except for Permitted Encumbrances) and defective materials and workmanship; and

          (b) receipt by Lender of the following in form and substance satisfactory to it: (i) a certificate from Borrower and Architect(s)/ Engineer(s) and, if Lender elects, from Lender's Inspector to the effect that Construction Work has been so completed, all utilities necessary to serve the Real Property have been connected and are operating, the Construction Improvements are fully furnished and ready for occupancy for time-share or other intended purposes, and final payment is due under all Construction Work Contracts between Borrower and all Construction Work Contractors; (ii) a certificate of occupancy (or its equivalent) from the appropriate governmental authority having jurisdiction over the Construction Work which has the effect of allowing the use of Construction Improvements for time-share or other intended purposes, to the extent such a certificate is customarily issued or available; (iii) if applicable Legal Requirements provide that the recording of a notice of completion will cause the expiration upon a date certain of the statutory period within which mechanics' and similar liens can be filed, verification of the recording of such notice in the manner prescribed by such laws; (iv) final lien waivers, other than lien waivers for Construction Work remaining to be performed prior to Completion and for which Lender is still holding any Basic Retainage or Additional Retainage; (v) the as-built survey required pursuant to paragraph 6.4(g) after substantial completion of the Construction Work; (vi) the title policy endorsements required pursuant to paragraph 6.4(h) after substantial completion of the Construction Work; and (vii) if any portion of the Construction Improvements is required to be dedicated to a governmental authority, evidence that such dedication has occurred and that the governmental authority has accepted such Construction Improvements, subject only to customary warranty obligations on the part of Borrower.

1.105 "Substantial Completion of the Construction Work Phase": with respect to a Construction Work Phase,

          (a) substantial completion of the Construction Work Phase (as defined in AIA Document 201, most current version), in accordance with the applicable Plans and Specifications, the applicable Construction Work Contract(s), the Documents, all applicable Legal Requirements, sound construction, engineering and architectural principles and commonly accepted safety-standards, free of liens (except for Permitted Encumbrances) and defective materials and workmanship; and

          (b) receipt by Lender of the following in form and substance satisfactory to it: (i) a certificate from Borrower and Architect(s)/ Engineer(s) and, if Lender elects, from Lender's Inspector to the effect that Construction Work has been so completed, all utilities necessary to serve the portions of the Real Property improved as part of such Construction Work Phase have been connected and are operating, the applicable Construction Improvements are fully furnished and ready for occupancy for time-share or other intended purposes, and final payment is due under all applicable Construction Work Contracts between Borrower and all applicable Construction Work Contractors; (ii) a certificate of occupancy (or its equivalent) from the appropriate governmental authority having jurisdiction over the Construction Work Phase which has the effect of allowing the use of applicable Construction Improvements for time-share or other intended purposes, to the extent such a certificate is customarily issued or available; (iii) if applicable Legal Requirements provide that the recording of a notice of completion will cause the expiration upon a date certain of the statutory period within which mechanics' and similar liens can be filed, verification of the recording of such notice in the manner prescribed by such laws; (iv) final lien waivers, other than lien waivers for work in such Construction Work Phase remaining to be performed prior to Completion and for which Lender is still holding any Basic Retainage or Additional Retainage; (v) the as-built survey required pursuant to paragraph 6.4(g) after substantial completion of the Construction Work Phase; (vi) the title policy endorsements required pursuant to paragraph 6.4(h) after substantial completion of the Construction Work Phase; and
               (vii) if any portion of the applicable Construction Improvements is required to be dedicated to a governmental authority, evidence that such dedication has occurred and that the governmental authority has accepted such Construction Improvements, subject only to customary warranty obligations on the part of Borrower.

1.106 "Term": the duration of this Agreement, commencing on the date as of which this Agreement is entered into and ending when all of the monetary Obligations shall have been Performed.

1.107 "Third Party Consents": those consents which Lender reasonably requires Borrower to obtain, or which Borrower is contractually or legally obligated to obtain, from others in connection with the transaction contemplated by the Documents.

1.108 "Time-Share Association": the association provided for in the Time-Share Declaration to manage the Time-Share Project and in which all owners of Time-Share Interests are members.

1.109 "Time-Share Declaration": the declaration identified in the SCHEDULE as the Time-Share Declaration, which has established or, if identified in the SCHEDULE as to be recorded, will establish, the Time-Share Program with respect to the Real Property.

1.110 "Time-Share Interest": an undivided fractional fee simple interest as tenant-in-common (or an estate for years with a remainder over in fractional fee simple as tenant-in-common) either (a) in a Unit (coupled with an undivided fractional fee simple interest as tenant-in-common in the common areas of the Time-Share Project) or (b) in the entire Time-Share Project, in both cases together with the exclusive right to occupy and use a specific Unit (or an equivalent Unit) for a period of at least seven (7) consecutive days every calendar year (i.e., an annual Time-Share Interest) or every other calendar year (i.e., a biennial Time-Share Interest) (on a fixed or floating basis) and the non-exclusive right to use such common elements during the same occupancy period, as more specifically described in the Time-Share Declaration.

1.111 "Time-Share Management Agreement": the management agreement from time to time entered into between the Time-Share Association and the Time-Share Manager for the management of the Time-Share Program.

1.112 "Time-Share Manager": the person from time to time employed by the Time-Share Association to manage the Time-Share Program.

1.113 "Time-Share Program": the program established by the Time-Share Declaration, by which purchasers may own Time-Share Interests in fee simple, enjoy their respective Time-Share Interests on a recurring basis not less often than seven (7) days every year or every other year, and share the expenses associated with the operation and management of such program.

1.114 "Time-Share Program Consumer Documents": the Purchase Contract, promissory note, purchase money mortgage, deed of conveyance, credit application (if any), credit disclosure, rescission right notices, final subdivision public reports/ prospectuses/public offering statements, receipt for public report, and other documents used or to be used by Borrower in connection with the sale of Time-Share Interests created or to be created from the Real Property.

1.115 "Time-Share Program Governing Documents": the Time-Share Declaration, the Articles of Organization for the Time-Share Association, any and all rules and regulations from time to time adopted by the Time-Share Association, the Time-Share Management Agreement and any subsidy agreement by which Borrower is obligated to subsidize shortfalls in the budget of the Time-Share Program in lieu of paying assessments.

1.116 "Time-Share Project": the time-share resort or part of the resort described in the SCHEDULE as the Time-Share Project.

1.117 "Title Insurer": a title company which is acceptable to Lender and issues the Title Policy.

1.118 "Title Policy": an ALTA lender's policy of title insurance in an amount not less than the Maximum Loan Amount (or, if less, due to Borrower performing the Construction Work and/or Renovation Work in Work Phases, the sum of all Advances made by Lender and the committed and undisbursed portion of the Loan with respect to such Work Phases), insuring Lender's interest in the Mortgage as a perfected, direct, first and exclusive lien on the Real Property, subject only to the Permitted Encumbrances, issued by Title Insurer and in form and substance acceptable to Lender.

1.119 "Uncovered Cost of the Construction Work Phase": with respect to a Construction Work Phase, at any time, the amount equal to the excess (if any) of (a) the remaining unpaid cost of Completion of the Construction Work Phase over (b) the committed and undisbursed portion of the Construction Component and the balance of any Required Completion Assurance Deposits (Construction) held by Lender with respect to such Construction Work Phase.

1.120 "Uncovered Cost of the Renovation Work Phase": with respect to a Renovation Work Phase, at any time, the amount equal to the excess (if any) of (a) the remaining unpaid cost of final completion of the Renovation Work Phase over (b) the committed and undisbursed portion of the Renovation Component and the balance of any Required Completion Assurance Deposits (Renovation) held by Lender with respect to such Renovation Work Phase.

1.121 "Uncovered Cost of the Work": at any time, the sum of the Uncovered Cost of the Construction Work Phases and the Uncovered Cost of the Renovation Work Phases.

1.122 "Unit": a dwelling unit in which a Time-Share Interest has been created or is intended to be created within the Real Property.

1.123     "VI":  Vistana, Inc. a Florida corporation.

1.124 "Work-Related Advances": collectively, the Construction Work-Related Advances and the Renovation Work-Related Advances; and "Work-Related Advance": one of the Work-Related Advances.

1.125     "Work Phase": a Construction Work Phase or a Renovation Work Phase.

In addition, when the term "vertical construction" is used in connection with a Construction Work Phase including remodeling, the term shall also be interpreted to include, as to such remodeling segment, "substantial remodeling."

2.   LOAN COMMITMENT; USE OF PROCEEDS
     --------------------------------


     2.1  Loan Commitment.
          ---------------

          (a)  Acquisition Advance Commitment; Determination of Acquisition
               ------------------------------------------------------------
               Advance Amount. Lender hereby agrees, if the Loan includes an
               --------------
               Acquisition Component and Borrower has Performed all Obligations then due, Lender will make the Acquisition Advance(s) as provided for in the SCHEDULE. Unless otherwise expressly provided in the SCHEDULE or Lender otherwise agrees in writing to do so, Borrower will not be not be entitled to obtain any Acquisition Advance after the Required Closing Date

          (b)  Interest Reserve Advances.  Lender hereby agrees that if the Loan
               -------------------------
               has an Interest Reserve Component and Borrower has Performed all Obligations then due, Lender will make Interest Reserve Advances for the purpose of paying interest due on the Loan. Subject to the provisions of paragraph 4.3, the amount of each Interest Reserve Advance shall be in the amount of interest then accrued and unpaid on the Loan. Interest Reserve Advances shall be available from and after the initial Advance made hereunder. Borrower shall not be entitled to obtain Interest Reserve Advances after the expiration of the Interest Reserve Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to Lender.

          (c)  Construction Component Commitment; Determination of Construction
               ----------------------------------------------------------------
               Work-Related Advance Amounts; Retainage. Lender hereby agrees
               ---------------------------------------
               that if the Loan has a Construction Component and Borrower has Performed all the Obligations then due, Lender will make Construction Work-Related Advances to Borrower for the purpose of paying or reimbursing Borrower for costs of the Construction Work, exclusive of interest on the Loan. The maximum amount of each Construction Work-Related Advance shall be equal to the costs of the Construction Work covered by the applicable Construction Work-Related Advance Request and allocated within the applicable Construction Budget for payment out of the Construction Component and, unless otherwise waived by Lender in writing or expressly provided for below in this paragraph, less an amount equal to the sum of (a) ten percent (10%) of the costs of such Construction Work until at least fifty percent (50%) of the Construction Work to be performed under the applicable Construction Contract has been completed and five percent (5%) of such costs thereafter ("Basic Retainage") and (b) any additional retainage

               ("Additional Retainage") required under the Construction Work Contract(s); provided, however, that Construction Work-Related
                            --------  -------
               Advances shall not be made for stored or ordered materials not yet incorporated into the Construction Improvements unless stored at the Real Property in accordance with the terms of this Agreement, except that Borrower shall be entitled to Construction Work-Related Advances for the payment of deposits of up to fifty percent (50%) of the purchase price of furniture and furnishings consisting a part of the Construction Work; and provided,
                                                               --------
               further, that Basic Retainage shall not be required with respect
               -------
               to work performed under a Construction Work Contract if there is no general contractor (i.e., Borrower acts as its own "general contractor") or an Affiliate of Borrower is the general contractor and Borrower does not request progress payments or reimbursement for work to be performed under a Construction Contract unless the work has been substantially completed to the extent of the requested reimbursement or progress payment. The Basic Retainage, if applicable, shall apply to all "hard" costs of the Construction Work and to such soft costs as Lender, in the exercise of its reasonable discretion, deems necessary until Lender has reviewed and approved the Construction Budget. The Additional Retainage shall be disbursed as part of the next Advance occurring after Lender and Borrower have reasonably determined that a Construction Work Contractor is entitled to it under the applicable Construction Work Contract. The Basic Retainage from Construction Work-Related Advances for a Construction Work Phase shall be disbursed at the time of Substantial Completion of the Construction Work Phase to the extent Construction Work Contractor(s) are then entitled to it under the Construction Work Contract(s) between Borrower and such Construction Work Contractor(s) prior to final payment, subject to Lender's right to keep such additional portion of the Basic Retainage as it may determine to be necessary to ensure Completion of the Construction Work, with such retained portion to be disbursed promptly after Completion of the Construction Work. Lender shall have no obligation to make any Construction Work-Related Advance with respect to a Construction Work Phase if, after giving effect to such Advance, the cost of Completion of the Construction Work Phase exceeds the sum of (i) remaining undisbursed balance of the Construction Component allocated to the Construction Work Phase and (ii) all Required Assurance Deposits (Construction) held with respect to such Construction Work Phase. Borrower shall not be entitled to obtain Constructed Work-Related Advances after the expiration of the Construction Component Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to Lender.

          (d)  Renovation Component Commitment; Determination of Renovation
               ------------------------------------------------------------
               Work-Related Advance Amounts. Lender hereby agrees that if the
               ----------------------------
               Loan has a Renovation Component and Borrower has Performed all the Obligations then due, Lender will make Renovation Work-Related Advances to Borrower for the purpose of paying or reimbursing Borrower for costs of the Renovation Work, exclusive of interest on the Loan. The maximum amount of each Renovation Work-Related Advance shall be equal to the costs of the Renovation Work covered by the applicable Renovation Work-Related Advance Request and allocated within the applicable Renovation Budget for payment out of the Loan; provided, however, that
                                                   --------  -------
               Renovation Work-Related Advances shall not be made for stored or ordered materials not yet incorporated into the improvements being renovated (other than goods stored at the Real Property in accordance with the terms of this Agreement), except that Borrower shall be entitled to Renovation Work-Related Advances for the payment of deposits of up to fifty percent (50%) of the purchase price of furniture and furnishings constituting a part of the Renovation Work. Lender shall have no obligation to make any Renovation Work-Related Advance with respect to a Renovation Work Phase if, after giving effect to such Advance, the cost of Completion of the Renovation Work Phase exceeds the sum of (i) remaining undisbursed balance of the Renovation Component allocated to the Renovation Work Phase and (ii) all Required Assurance Deposits (Renovation) held with respect to such Renovation Work Phase. Borrower shall not be entitled to obtain Renovation Work-Related Advances after the expiration of the Renovation Component Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to Lender.

          (e)  Limitations on Total Advances of Loan.  Lender shall have no
               -------------------------------------
               obligation to make any Advance if after giving effect to such Advance the aggregate amount of all Advances exceeds the Maximum Loan Amount. If the Loan has a Construction Component or a Renovation Component, Lender shall have no obligation to make any Advance if, after giving effect to such Advance, the sum of (i) the aggregate amount of all Advances, (ii) the committed and undisbursed portion of the Loan, and (iii) the Uncovered Cost of the Work exceeds the Maximum Loan Amount. Furthermore, Lender shall have no obligation to make an Advance if, after giving effect to such Advance, the sum of (i) the unpaid principal balance of the Loan and the Other Loans and (ii) the Remaining Cost of the Credit Facilities Work (as defined in the Master Credit Facilities Agreement) exceeds the Maximum Credit Facility Amount.

     2.2  Loan Non-Revolving.  The Loan shall be non-revolving.  All Advances
          ------------------
          shall be viewed as a single loan.

     2.3  Use of Advances.
          ---------------

          (a)  Acquisition Advances.  If the Loan includes an Acquisition
               --------------------
               Component, Borrower will use the proceeds of the Acquisition Advance(s) only to pay or reimburse Borrower for Acquisition Costs.

          (b)  Interest Reserve Advances.  If the Loan includes an Interest
               -------------------------
               Reserve Component, Borrower will use the proceeds of Interest Reserve Advances only to pay interest due on the Note.

          (c)  Construction Work-Related Advances.  If a Loan includes a
               ----------------------------------
               Construction Component, Borrower will use proceeds of Construction Work-Related Advances only to pay or reimburse Borrower for applicable line-item expenses in the Construction Budget. If no Event of Default exists and the re-allocation will not result in any Uncovered Cost of the Construction Work, Borrower may re-allocate line items in a Construction Budget without first obtaining Lender's consent. If no Event of Default exists and Lender's consent to re-allocation is required, such consent shall not be unreasonably withheld. Borrower will notify Lender of all line item re-allocations within the Construction Budget within a reasonable period of time.

          (d)  Renovation Work-Related Advances.  If the Loan includes a
               --------------------------------
               Renovation Component, Borrower will use proceeds of Renovation Work-Related Advances only to pay or reimburse Borrower for applicable line-item expenses shown in the Renovation Budget. Unless no Event of Default exists and the re-allocation will not result in any Uncovered Cost of the Renovation Work, Borrower may not re-allocate line items in the Renovation Budget without first obtaining Lender's consent, which consent shall not be unreasonably withheld or delayed. Borrower will notify Lender of all line item re-allocations within the Renovation Budget within a reasonable period of time.

3.   SECURITY
     --------

     3.1  Delivery and Maintenance of Security.  Borrower will deliver or cause
          ------------------------------------
          to be delivered to Lender and will maintain or cause to be maintained in full force and effect throughout the Term (except as otherwise expressly provided in any Document), the Security Documents and all other security required to be given to Lender pursuant to the terms of this Agreement. Lender reserves the right, at its option, to require that this Loan and all Related Other Loans be cross-collateralized. However, if neither an Event of Default nor an Incipient Default then exists, Collateral shall be released when the Obligations (other than those arising from a cross-collateralization provision) have been performed.

     3.2  Sale and Partial Release of Time-Share Interests.  Notwithstanding
          ------------------------------------------------
          anything in any of the Documents to the contrary, Borrower may enter into Purchase Contracts providing for the sale of Time-Share Interests to Purchasers upon the terms and conditions set forth in this paragraph. The sale shall be made in the ordinary course of Borrower's business in a bona fide transaction when no Event of Default exists
                        ---- ----
          and the sale shall comply with all applicable Legal Requirements. Borrower shall be entitled to close a Purchase Contract and have the Time-Share Interest(s) covered by such Purchase Contract released from the Mortgage only upon satisfaction of the following conditions: (a) the sale in connection with which the Purchase Contract was executed satisfies the criteria set forth in the preceding sentence; (b) Borrower has paid all recording and escrow fees incurred in connection with the partial releases; and (c) Lender has received (i) a written request from Borrower certifying to Lender that the sale and partial release satisfy the criteria set forth in this paragraph at least five
          (5) Business Days prior to the date of the requested release, (ii) a completed partial release document in recordable form and otherwise satisfactory to Lender, and (iii) the appropriate Partial Release Fee and all its reasonable out-of-pocket expenses incurred in connection with the partial release. Borrower shall also be entitled to the partial release of a Time-Share Interest when the condition satisfied in clause (a) of the preceding sentence has not been satisfied so long as (x) no Event of Default then exists, (y) the conditions set forth in clauses (b) and (c) of the preceding sentence have been satisfied with respect to such Time-Share Interest and (z) the Partial Release Fee results from a prepayment permitted pursuant to paragraph 5.3(a); provided, however, that the Time-Share Interest being released shall
          --------  -------
          be determined by Lender in its discretion. Borrower and Lender will cooperate in developing a system for processing the partial release requests and Partial Release Fees that is as administratively efficient and cost effective as possible.

     3.3  Other Developmental Matters Affecting Security.  If a Borrower desires
          ----------------------------------------------
          Lender to give its consent to or take any other action concerning a matter affecting the zoning, platting, development or sale of or title to any of its Real Property encumbered by a Mortgage, it shall comply with the procedures set forth in EXHIBIT D. The provisions of the preceding sentence shall not apply to Borrower's desire to obtain Partial Releases or to obtain Advances, the procedures for which are set forth elsewhere in this Agreement.

4.   ADVANCES
     --------

     4.1  General Conditions Precedent to Initial Advance.  Lender's obligation
          -----------------------------------------------
          to make the initial Advance shall be subject to and conditioned upon the terms and conditions set forth in the following subparagraphs and elsewhere in this Agreement having been satisfied:

          (a)  Documents.  Borrower shall have delivered to Lender the following
               ---------
               Documents duly executed, delivered, recorded/filed, if applicable, and otherwise in form and substance satisfactory to
               Lender: (i) this Agreement; (ii) the Note; (iii) the Mortgage;
               (iv) the Assignments; (v) the Environmental Certificate; (vi) the Subordination Agreement; (vii) if Borrower is not VI, the Guaranty; (viii) UCC-1 financing statements for filing and/or recording, as appropriate, where necessary to perfect the Security Interest in the Collateral; (ix) the Title Policy (or an unconditional commitment to issue the Title Policy promptly); (x) the Third Party Consents; (xi) a favorable opinion from independent counsel for Borrower and, if Borrower is not VI, for VI, with respect to the matters set forth in EXHIBIT E; (xii) a request for the Advance in the form required by Lender (EXHIBIT G-1, EXHIBIT I-1 and EXHIBIT K-1, as applicable); and (xiii) such other documents as are identified in the SCHEDULE as Additional Loan Documents.

          (b)  Organizational, Time-Share Project and Other Due Diligence
               ----------------------------------------------------------
               Documents. Borrower shall have delivered to Lender at least five
               ---------
               (5) Business Days (unless a longer period is expressly specified in the Master Credit Agreement) prior to the date of the Advance, the following items and such other items as are identified in the SCHEDULE as Additional Due Diligence Documents, all in form and substance satisfactory to Lender:


               (i) the Resolutions of Borrower, any Manager/General Partner of Borrower; any other member or partner of Borrower or any Manager/General Partner of Borrower whose approval or acknowledgment of the Loan is required under the Articles of Organization of Borrower or any General Partner/Manager of Borrower or by Lender; and the Resolutions of each surety for the Loan (including, without limitation, VI if Borrower is not VI);

               (ii) if they have not been previously delivered to Lender in connection with the Articles of Organization of Borrower, any Manager/General Partner of Borrower, any other member or general partner of Borrower or of any Manager/General Partner of Borrower whose approval or acknowledgment of the Loan is required by the Articles of Organization of Borrower of any General Partner/Manager of Borrower or by Lender; and the Articles of Organization of each surety for the Loan (including, without limitation, VI if Borrower is not VI);

               (iii) current certificates of good standing for Borrower and any Manager/General Partner of Borrower, and, if Borrower is not VI, for VI, from the state identified in the SCHEDULE as State of

                      Organization for such person, and, in the case of such Borrower and any Manager/General Partner of Borrower, in the state where the Real Property is located;

               (iv) a Level I environmental assessment of the Real Property and a "Haz Map Report" for the Real Property;

               (v) evidence that taxes and assessments on the Real Property and the Personal Property have been paid;

               (vi) evidence that Borrower has good and marketable title to an undivided fee simple interest in the Real Property, together with a title commitment or preliminary title report for the issuance of the Title Policy and legible copies of all documents referred to therein;

               (vii) a 1992 ALTA/ACSM survey of the Real Property certified to Lender and prepared by a licensed land surveyor acceptable to Lender, showing the Real Property, all easements necessary to the operation and use of the Real Property and such other details as Lender may reasonably require;

               (viii) a written summary description of Borrower's plan for the sale of Time-Share Interests into which the Real Property has been or will be subdivided and, unless the Real Property is fully improved for time-share and Borrower plans no further improvements, for the improvements reasonably satisfactory Lender;

               (ix) evidence that Borrower has received Minimum Required Time-Share Approvals from the state where the Real Property is located or that Borrower will be able to obtain them by the date identified in the SCHEDULE as the Minimum Required Time-Share Approvals Delivery Date and all other licenses and certificates (exclusive of licenses and certificates which are dependent upon the construction or making of any Construction Improvements or Renovation Improvements), for the time-share intended use of the Real Property, including environmental permits;

               (x) evidence that the Real Property is zoned for time-share and other intended uses and that all approvals under applicable Legal Requirements, exclusive of approvals which are dependent upon the construction or making of any Construction Improvements or Renovation Improvements, have been obtained for such uses or that Borrower will be able to obtain all such approvals for the Construction Improvements or Renovation Improvements, as
                       applicable, prior to commencement of construction of such improvements;

               (xi)    the Insurance Policies;

               (xii) evidence that the Real Property is not located within a flood prone area, except for such portion thereof which does not materially adversely affect the development, intended use or value of the Real Property (taken as a whole) or evidence that flood insurance is available and has been obtained;

               (xiii) evidence of the current and expected continued availability of adequate utilities to serve the Real Property for time-share and other intended uses;

               (xiv) evidence of legal access to the Real Property, which is adequate to serve the Real Property for time-share and other intended uses;

               (xv) if such Loan includes an Acquisition Advance, a copy of the purchase contract pursuant to which such Borrower purchased or is to purchase the Real Property which is the subject of such Loan, and closing settlement statements reasonably satisfactory to Lender to verify the Acquisition Cost of the Real Property;

               (xvi) to the extent the same have been entered into, a copy of all marketing contracts, management contracts, and other material agreements which have been entered into with respect to the Real Property and the sale of Time-Share Interests created or to be created from the Real Property not otherwise expressly required with respect to the terms of this Agreement;

               (xvii) market data with respect to the Real Property, including data or the price and absorption of time-share interests in competing projects within such market;

               (xviii) if the Loan includes an Acquisition Component, the applicable items listed in EXHIBITS F and G;

               (xix) if the Loan includes a Construction Component, the applicable items listed in EXHIBITS H and I;

               (xx) if the Loan includes a Renovation Component, the applicable items listed in EXHIBITS J and K; and

               (xxi) such other items as Lender requests which are reasonably necessary to evaluate the Collateral, the request for the Advance and the satisfaction of the conditions precedent to the Advance.

     (c)  Financial Statements; Litigation and Judgment Searches.  Lender shall
          ------------------------------------------------------
          have received the following in form and substance satisfactory to
          Lender:

          (i) good standing certificates for Borrower and, if Borrower is not VI, for, VI; and the results of current UCC, lien, litigation, judgment and bankruptcy searches for Borrower, any Manager/General Partner of Borrower and, if Borrower is not VI, for VI, conducted in such jurisdictions as Lender deems appropriate;

          (ii) current financial statements and credit reports for Borrower and, if Borrower is not VI, for VI, including, without limitation, if Borrower has few or no assets prior to closing of the Loan, a pro-forma balance sheet as of the closing of the Loan; and

          (iii) the results of a site inspection of the Real Property which is made by Lender's employees.

     4.2  Conditions Precedent to Subsequent Acquisition Advances.  If the Loan
          -------------------------------------------------------
          includes an Acquisition Component and the Acquisition Component is entitled to be disbursed in more than one Acquisition Advance, Lender's obligation to make an Acquisition Advance after the initial Acquisition Advance shall be subject to the terms and conditions identified in EXHIBIT G as Subsequent Acquisition Advance Conditions.

     4.3  Conditions Precedent to Interest Reserve Advances.  Notwithstanding
          -------------------------------------------------
          anything herein to the contrary, if the Loan includes an Interest Reserve Component and neither an Event of Default nor an Incipient Default exists, then during the Borrowing Term and, in Lender's discretion, after expiration of the Borrowing Term to the extent that the Interest Reserve Component has not been exhausted, if Borrower fails to make a payment of interest on the Note when due, Lender will charge the Interest Reserve Component for monthly interest billings on the Loan until it has been exhausted. If the Interest Reserve Component is exhausted, Borrower will pay to Lender the monthly installments of interest on the Note in accordance with the terms of the Note.

     4.4  Conditions Precedent to Subsequent Construction Work-Related Advances.
          ---------------------------------------------------------------------
          If the Loan includes a Construction Component, Lender's obligation to make Construction Work-Related Advances shall be subject to Borrower's satisfaction of the terms and conditions set forth in
          EXHIBIT I, including delivery to Lender of the items called for therein at least three (3) Business Days prior to the date of such

          Construction Work-Related Advance or such longer period as may be described in EXHIBIT I.

     4.5  Conditions Precedent to Subsequent Renovation Work-Related Advances.
          --------------------------------------------------------------------
          If the Loan has a Renovation Component, Lender's obligation to make Renovation Work-Related Advances shall be subject to Borrower's satisfaction of the terms and conditions set forth in EXHIBIT K, including delivery to Lender of the items called for therein at least three (3) Business Days prior to the date of such Renovation Work-Related Advance or such longer period as may be described in EXHIBIT K.

     4.6  General Conditions Precedent to All Advances.  Lender's obligation to
          --------------------------------------------
          fund any Advance is subject to and conditioned upon the additional terms and conditions set forth in the following subparagraphs remaining satisfied at the time of such Advance:

          (a) No material adverse change shall have occurred in the Time-Share Project or in the business or financial condition of Borrower and, if Borrower is not VI, of VI since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower or VI, as the case may be.

          (b) There shall have been no material adverse change in the warranties and representations made in the Documents by Borrower or any surety (including, without limitation, VI if Borrower is not VI) for the performance of the Obligations.

          (c) Neither an Event of Default nor Incipient Default shall have occurred and be continuing.

          (d) The interest rate applicable to the Advance (before giving effect to any savings clause) will not exceed the maximum rate permitted by the Applicable Usury Law.

          (e) Lender shall have received all fees (or installments thereof) required to be paid to Lender on or before the time of the Advance pursuant to this Agreement or the Master Credit Facilities Agreement.

     4.7  Conditions Satisfied at Borrower's Expense.  The conditions to each
          ------------------------------------------
          and every Advance shall be satisfied by Borrower at its expense.

     4.8  Minimum Amount and Maximum Frequency of Advances.  Advances other than
          ------------------------------------------------
          Interest Reserve Advances shall be made in amounts not less than One Hundred Thousand Dollars ($100,000), except for the final Work-Related Advance under any Loan Component and the final Work-Related Advance under the portion of a Construction Component or a Renovation Component allocated to a Work Phase.

          Advances shall be made no more frequently than twice per calendar month; provided, however, that three such Advances may be made in a
                 --------  -------
          calendar month, so long as one such Advance is an Interest Reserve Advance.

     4.9  Disbursement of Advances.  Advances shall be payable to Borrower; or
          ------------------------
          if either requested by Borrower and approved in writing by Lender or required by Lender in connection with Work-Related Advances, to others, either severally or jointly with Borrower, for the credit or benefit of Borrower. Unless otherwise directed by Borrower to be disbursed by check or draft, advances shall be disbursed by wire transfer or, at Borrower's option exercised by written request to Lender, by wire transfer. Borrower will pay Lender's reasonable charge in connection with any wire transfer, which is currently the amount identified in the SCHEDULE as the Current Wire Transfer Fee. Lender may, at its option, withhold from any Advance any fees then due Lender under the Documents or the Master Credit Facilities Agreement and any other sum (including costs and expenses) then due Lender under the terms of the Documents or for which Borrower would be obligated to reimburse Lender pursuant to the Documents if first paid directly by Lender.

     4.10 No Waiver.  Although Lender shall have no obligation to make an
          ---------
          Advance unless and until all of the conditions precedent to the Advance have been satisfied, Lender may, at its discretion, make Advances prior to that time without waiving or releasing any of the Obligations.

5.   NOTE; PRE-PAYMENTS
     ------------------

     5.1  Repayment of Loan.  The Loan shall be evidenced by the Note and shall
          -----------------
          be repaid in immediately available funds according to the terms of the Note and the Documents.

     5.2  Minimum Required Principal Payments Prior to Maturity Date.  Until the
          ----------------------------------------------------------
          principal of the Loan has been paid in full, Borrower will make to Lender at the time of each partial release of a Time-Share Interest from the Mortgage a principal payment on the Loan equal to the Partial Release Fee required to be paid in connection with such partial release.

     5.3  (a)  Prepayment.  Borrower shall have the option to repay the Loan in
               ----------
               full or in part on any Interest Adjustment Date (as defined in the Note) upon thirty (30) days prior written notice, provided,
                                                                     --------
               however, Borrower may not prepay the Loan pursuant to this
               -------
               paragraph if after giving effect to such prepayment, the aggregate advances of the Loan and the Other Loans would be less than Fifteen Million Dollars ($15,000,000) unless the aggregate unpaid principal balances of the Loan and the Other Loans exceeded Fifteen Million Dollars ($15,000,000) for a period of least one hundred eighty (180) days at any time prior to the repayment.

          (b)  Exceptions to Prepayment Prohibitions.  Notwithstanding anything
               -------------------------------------
               in paragraph 5.3(a) to the contrary, principal payments required pursuant to paragraph 5.2 shall not be deemed to be prepayments prohibited pursuant to paragraph 5.3(a) and such principal payments shall not be taken into account when determining compliance with the provisions of Section 5.3(a).

          (c)  Prepayment Premium Payable for Involuntary Prepayments.  If a
               ------------------------------------------------------
               prepayment of the Loan occurs which is not permitted pursuant to paragraph 5.3(a), then Borrower will pay to Lender a prepayment premium in an amount identified in the SCHEDULE as the Prepayment Premium; provided, however, that such requirement is not intended
                        --------  -------
               to imply or infer a right on the part of Borrower to make a prepayment if it pays such prepayment premium. Such prepayment premium shall be payable regardless of whether the prepayment of the Loan is voluntary or is required because repayment of such Loan has been accelerated pursuant to any of Lender's rights under the Documents (including, without limitation, any right to accelerate following an Event of Default).

          (d)  Return of Prepayment.  If Borrower makes a partial prepayment of
               --------------------
               principal on the Loan and such prepayment is not permitted under this Agreement, such prepayment may, at Lender's option, be returned to Borrower within three (3) Business Days after receipt by Lender; and if such payment is so returned, basic interest shall accrue on the full principal balance of Loan which from time to time is outstanding and shall be calculated as if such prepayment had never been made.

     5.4  General Provisions Pertaining to Application of Payments.  Partial
          --------------------------------------------------------
          Release Fees shall be applied first to the principal balance of the Loan, next to accrued and unpaid interest under the Loan, and then to all other sums owing in connection with the Loan in such order and manner as Lender may determine. Notwithstanding anything in the Documents to the contrary other than the provisions of the preceding sentence, the amount of all payments or amounts received by Lender with respect to the Loan shall be applied to the extent applicable under the Documents: (i) first, to any past due payments of interest on the Loan and to accrued interest on the Loan through the date of such payment, including any default interest; (ii) then, to any interest on delinquent interest, late fees, overdue risk assessments, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender under the Documents; and (iii) then, to the unpaid principal balance of such Loan; provided, however,
                                                              --------  -------
          while an Event of Default or Incipient Default exists, each payment shall be applied to such amounts owed to Lender by Borrower as Lender in its discretion may determine. In calculating interest and applying payments as set forth above: (i) interest on the outstanding balance of the Loan shall be calculated and collected through the date payment is actually received by Lender; (ii) interest on the outstanding balance of the Loan shall be charged during any grace period permitted under the Documents; (iii) on each annual anniversary of the closing date of the Loan, all past due interest and other past due charges provided for under the Documents shall be added to the principal balance of the Loan; and (v) to the extent that Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for Borrower's benefit that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations in connection with such Loan intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender and Lender may adjust such Loan balance as Lender, in its discretion, deems appropriate under the circumstances.

     5.5  Borrower's Unconditional Obligation to Make Payments.  Whether or not
          ----------------------------------------------------
          the proceeds from the Collateral shall be sufficient for that purpose, Borrower will pay when due all payments required to be made pursuant to any of the Documents, Borrower's Obligation to make such payments being absolute and unconditional.

6.   BORROWER'S GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS
     ------------------------------------------------------------

     6.1  (a)  Good Standing.  Each of Borrower and, if Borrower is a limited
               -------------
               liability company or partnership, each Manager/General Partner, as the case may be, is, and will remain at all times, duly organized, validly existing and in good standing as a business organization of the type identified in the SCHEDULE as Type of Business Organization for such person under the laws of the state identified in the SCHEDULE as the State of Organization for such person; and in the case of Borrower, in each jurisdiction in which it is selling Time-Share Interests or where the location or nature of its properties or its business makes such qualification necessary. Borrower has full authority to Perform the Obligations and to carry on its business and own its property.

          (b)  Power and Authority; Enforceability.  Borrower has full power and
               -----------------------------------
               authority to grant the Security Interest and to execute and deliver the Documents and to Perform the Obligations. All action necessary and required by the Articles of Organization of Borrower and, if Borrower is a limited liability company or partnership, of each Manager/General Partner and all other Legal Requirements for the obtaining of the Loan and for the execution and delivery of the Documents executed and delivered in connection with the Loan has been duly and effectively taken; and the Documents are and shall be, legal, valid, binding and enforceable against Borrower and do not violate the Applicable Usury Law, or constitute a default or result in the imposition of any lien under the terms or provisions of any other agreement to which Borrower is a party. Except for the Third Party Consents delivered pursuant to Article 4 and the consents evidenced by the Resolutions delivered pursuant to Article 4, no consent of any governmental agency or any other person not a party to this Agreement is or will be required as a condition to the execution, delivery or enforceability of the Documents.

          (c) Borrower's Principal Place of Business.  Borrower's principal
              --------------------------------------
              place of business and chief executive office are located at the address identified in the SCHEDULE as Borrower's Principal Place of Business and Chief Executive Office. Borrower will not move its principal place of business or chief executive office to another location except upon not less than sixty (60) days prior written notice to Lender.

     6.2  No Litigation.  There is no action, litigation or other proceeding
          -------------
          pending or, to Borrower's knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against Borrower or any Manager/General Partner, or, if Borrower is not VI, against VI, which might materially adversely affect the Performance of the Obligations, any of the Collateral, the business or financial condition of Borrower or (if Borrower is not VI) Guarantor, or the ability of Borrower to Perform the Obligations. Borrower will promptly notify Lender if any such action, litigation or proceeding is pending or threatened.

     6.3  (a)  Applicability of Paragraphs 6.3(b)-(c).  The representations,
               --------------------------------------
               warranties and covenants in paragraphs 6.3(b)-(c), inclusive, shall be applicable only if the Loan includes a Construction Component.

          (b)  Adequacy of Principal Construction Work-Related Items.  At the
               -----------------------------------------------------
               time of the initial Advance for a Work Phase and at all times thereafter until Completion of the Construction Work for the Work
               Phase: (i) the Principal Construction Work-Related Items applicable to the Construction Work Phase shall be adequate for Completion of the Construction Work Phase; (ii) unless no Event of Default exists and the third party's default will not result in any Uncovered Cost of the Construction Work Phase the Principal Construction Work-Related Items will be in full force and effect; (iii) unless no Event of Default exists and the third-party's default will not result in any Uncovered Cost of the Construction Work Phase, no third party bound by the Principal Construction Work-Related Items applicable to the Construction Work Phase shall be in default of its obligations thereunder or shall have threatened to terminate Borrower's rights thereunder; (iv) unless no Event of Default exists and failure to do so will not result in any Uncovered Cost of the Construction Work Phase, Borrower shall have paid all sums and performed all other obligations it has under the Principal Construction Work-Related Items applicable to the Construction Work Phase to the extent then due; and (v) unless no Event of Default then exists and the third-party's defense will not result in any Uncovered Cost of the

               Construction Work Phase, no third party bound by the Principal Construction Work-Related Items shall have any defense to the enforcement of Borrower's rights thereunder. No moratorium or other legal impediment exists or, to the knowledge of Borrower, is threatened with respect to the issuance of any permit or approval necessary to use the Real Property for intended time-share purposes upon Completion of the Construction Work.

          (c)  Adequacy of Construction Budget.  At the time of the initial
               -------------------------------
               Work-Related Advance for a Construction Work Phase and at all times thereafter until Completion of the Construction Work Phase, the Construction Budget for the Construction Work Phase will accurately and completely set forth the types and estimated maximum amounts of all costs which must be incurred for Completion of the Construction Work Phase to occur.

          (d)  Adequacy of Streets and Utilities.  Either all streets, drainage
               ---------------------------------
               systems, easements, and utilities (including potable water, storm and sanitary sewer, gas, electric, telephone and cable television facilities and garbage removal) necessary for the Completion of the Construction Work (if the Loan includes a Construction Component) and use of the Real Property for time-share and other intended purposes have been completed, paid for in full and are available at the boundaries of the Real Property; or if the Loan includes a Construction Component, (i) all necessary easements (including, without limitation, easements for streets and utilities) have been obtained and paid for, (ii) commitments to extend and provide all necessary utilities and rights to hook-up such utilities have been obtained, (iii) all necessary utilities will be available to the Real Property and Construction Improvements for a Work Phase and will be adequate for time-share and other intended purposes upon Completion of the Construction Work Phase, and (iv) the Construction Component as allocated to each Construction Work Phase is adequate for the final completion, lien free, of such portion of the Construction Work. All water and sewer treatment plants and power generation facilities intended to serve the Real Property have been constructed and are operational and have adequate capacity and size to serve the time-share and other intended uses of the Real Property; and, to Borrower's knowledge, will continue to have upon Completion of the Construction Work, adequate capacity and size to serve the time-share and other intended uses of the Real Property.

          (e)  Commencement of Work or Break in Priority.  No work, equipment,
               -----------------------------------------
               materials or services of any kind that may give rise to any mechanics or similar statutory lien (whether for work performed prior to or after recordation of the Mortgage) which will have priority over the lien of the Mortgage, including, without limitation, the destruction or removal of existing improvements, site work, cleaning, curbing, draining or fencing of the Real Property, has been or will be performed or commenced on the Real Property prior to recordation of the Mortgage, except for work, equipment, materials and services fully disclosed in writing to Lender and Title Insurer prior to recordation of the Mortgage.

     6.4  Construction Work-Related Covenants.  If the Loan includes a
          -----------------------------------
          Construction Component, Borrower will:

          (a) once commenced, cause the progress of each Construction Work Phase to occur in substantial compliance with the applicable Construction Work Phase Progress Schedule, subject to Force Majeure Events, all in accordance with the applicable Plans and Specifications, the applicable Construction Work Contracts, the applicable Legal Requirements, the Documents, sound construction engineering and architectural principles and commonly accepted safety standards, lien free and free from defective materials and workmanship; and cause Completion of the Construction Work Phase to occur on or before the applicable Required Completion Date (Construction); provided, however, that Borrower shall have no
                              --------  -------
              obligation to commence any particular Construction Work Phase;

          (b) (i) pay when due all costs, expenses and claims pertaining to the Construction Work; (ii) make available to Lender and Lender's Inspector for inspection during the course of the Construction Work in order to monitor and/or provide assurance that the Construction Work is proceeding lien free, subject to Permitted Encumbrances, in accordance with the Plans and Specifications, the Construction Work Contracts, applicable Legal Requirements, the Documents, sound construction, engineering and architectural principles and commonly accepted safety standards: the Construction Work Contracts; the Plans and Specifications; bills of sale, conveyances and paid invoices pertaining to the Construction Work; all waivers and releases of lien or claims on the Real Property and/or the Construction Improvements in connection with the Construction Work which Lender may determine to be necessary or may otherwise reasonably request for its protection; from persons acceptable to Lender, additional engineering or architectural studies and reports as Lender or Lender's Inspector may reasonably require in connection with the Construction Work, provided, however, that Borrower will deliver
                                 --------  -------
              to Lender such items upon request if an Event of Default exists and provided further that Borrower will deliver lien waivers and
                  -------- -------
              other items to Lender to the extent required under EXHIBIT I; and
              (iii) record all notices of commencement/completion and similar notices permitted by applicable laws and regulations which have the effect of shortening periods within which mechanics and similar liens may be filed in connection with the Construction Work;

          (c) allow Lender, Lender's Inspector and/or its agents and employees to inspect the Construction Work at all reasonable times to the extent Lender has a right to require such inspections pursuant to the last sentence of paragraph 8.1, upon reasonable prior notice, with the reasonable costs of such inspections to be borne by Borrower;

          (d) enter into such Construction Work Contracts and Architect/Engineer Agreements as Borrower shall determine are necessary or desirable with respect to the Construction Work; provided, however, that if (i) an Event of Default exists or (ii) any such Architect/Engineer Agreement or Construction Work Contract would result in any Uncovered Cost of the Construction Work Phase, then Lender's consent shall be required with respect to such Architect/Engineer Agreement or Construction Work Contract, such consent not to be unreasonably withheld or delayed when no Event of Default exists;

          (e) not amend any of the Principal Construction Work-Related Items, except for amendments which (i) are made when no Event of Default exists and do not for any Construction Work Phase result in any Uncovered Cost of the Construction Work Phase and (ii) do not materially affect the design, structural integrity or quality of the Construction Improvements;

          (f) unless no Event of Default exists and the failure to do so will not result in any Uncovered Cost of the Construction Work Phase, perform all its obligations and preserve its rights under the Principal Construction Work-Related Items and use commercially reasonable efforts to obtain performance of the other parties to the Principal Construction Work-Related Items;

          (g) deliver to Lender promptly after substantial completion of each Construction Work Phase, a survey certified to Lender by a licensed engineer or surveyor acceptable to Lender and Title Insurer, showing (A) the Construction Improvements and that the location thereof is entirely within the property lines of the Real Property and does not encroach upon, breach, or violate any set-back line easement or similar restriction and (B) meeting ALTA standards and other reasonable requirements of Lender and Title Insurer;

          (h) deliver to Lender: prior to each Construction Work-Related Advance, at Lender's option, an endorsement ("date down endorsement") issued by the Title Insurer insuring Lender against any loss by reason of defects in, mechanic's or similar statutory liens upon or unmarketability of the title to the Real Property, as well as insuring that the Mortgage, at the time of each Construction Work-Related Advance, constitutes a valid first and exclusive lien upon the Real Property, subject only to the Permitted Encumbrances; promptly after the construction of the foundation for any building forming part of the Construction Improvements, an endorsement insuring that such foundation is located on the Real Property within all set-back lines and does not encroach upon any easements, rights-of-way (public or private) or upon any adjoining landowner's property; and promptly after substantial completion of a Construction Work Phase has occurred, "comprehensive" and "location of improvements" endorsements (to the extent available in the state where the Real Property is located); and upon Completion of the Construction Work Phases, "date down" endorsements;

          (i) after obtaining knowledge or receiving notice thereof, correct or cause to be corrected (i) any material defect in the Construction Work, (ii) any material departure in the completion of the Construction Work from the Plans and Specifications or the Construction Work Contract(s) (unless expressly permitted in this Agreement or consented to in writing by Lender), any applicable Legal Requirements, the Documents, sound, construction, engineering or architectural principles or commonly accepted safety standards or (iii) any encroachment of any part of the Construction Improvements on any building line, easement line or restricted area, or any adjacent landowner's property;

          (j) promptly deliver to Lender any and all written notices received by Borrower that it is not complying with applicable Legal Requirements pertaining to the Construction Work or that the Construction Work is not being completed in accordance with the Plans and Specifications, the Construction Work Contract(s), sound construction, engineering and architectural principles and commonly accepted safety standards;

          (k) with respect to each Construction Work Phase for which Lender has made an Advance, if at any time there exists or appears likely to exist any Uncovered Cost of the Construction Work Phase, Borrower will notify Lender within ten (10) Business Days (and in any event prior to the next Advance) after obtaining knowledge thereof; within the earlier of such ten (10) Business Day period or ten (10) Business Days after Lender's demand that it do so, except to the extent Lender has agreed in writing after the date of this Agreement to increase the portion of the Construction Component allocated to the Construction Work Phase in order to cover the Uncovered Cost of the Construction Work Phase, Borrower will either pay all costs of the Construction Work Phase to the extent necessary to eliminate the Uncovered Cost of the Construction Work Phase or will deliver to Lender a cash deposit ["Required Completion Assurance Deposit (Construction)"] equal to the Uncovered Cost of the Construction Work Phase, provided,
                                                                  --------
               however, that the Required Completion Assurance Deposit
               -------
               (Construction)
               may consist of a letter of credit or other credit enhancement instrument satisfactory to Lender in an amount not less than the Uncovered Cost of the Construction Work Phase; in the event of any dispute, the necessity for and amount of the Required Completion Assurance Deposit (Construction) for such Construction Work Phase shall be determined by Lender; any cost delivered to Lender as the Required Completion Assurance Deposit (Construction) shall be deposited in an interest bearing account (Lender has not and, by this Agreement, does not represent that any specific or minimum amount of interest will be earned from such account) and shall be segregated from any of Lender's other funds; and Lender will disburse the Required Completion Assurance Deposit (Construction) for such Construction Work Phase and any accrued interest to pay and/or reimburse Borrower for the costs of the Construction Work Phase prior to any further disbursement of the Construction Work-Related Advance for such purpose, but subject to the terms and conditions of this Agreement pertaining to the disbursement of Construction Work-Related Advances; and Lender is hereby granted a security interest in all Required Completion Assurance Deposits (Construction) from time to time held by Lender;

          (l) with respect to each Construction Work Phase for which Lender has made an Advance, cause all materials supplied for or intended to be utilized in the Completion of the Construction Work Phase, but previously not affixed to or incorporated into the applicable Construction Improvements, to be stored on the Real Property with adequate safeguards, as reasonably required by Lender, to prevent loss, theft, damage or commingling with other materials; and

          (m) promptly after receipt by Borrower (but in no event later than the Required Completion Date), deliver to Lender copies of all certificates of acceptance and/or occupancy relating to the Construction Work.

     6.5  Renovation Work-Related Covenants.  If the Loan includes a Renovation
          ---------------------------------
          Component, Borrower: (a) will cause the progress of the Renovation Work to occur in substantial compliance with the Renovation Work Progress Schedule, subject to Force Majeure Events, all in accordance with the Renovation Work Contract(s), applicable Legal Requirements, the Documents, and otherwise in a good and workmanlike manner, lien free and free from defective materials and workmanship; (b) will cause Completion of the Renovation Work to occur on or before the Required Completion Date (Renovation); (c) will enter into such Renovation Work Contracts and Architect/Engineer Agreements as Borrower shall determine are necessary or desirable with respect to the Renovation Work, provided, however, that if (i) an Event of Default exists or
                --------  -------
          (ii) any such Architect/Engineer Agreement or Renovation Work Contract would result in any Uncovered Cost of the Renovation Work Phase, then Lender's consent shall be required with respect to such Architect/Engineer Agreement or Renovation Work Contract, such consent not to be unreasonably withheld or delayed when no Event of Default exists; (d) unless no Event of Default exists and the amendment will not result in any Uncovered Cost of the Renovation Work, will not amend any Renovation Work Contract; (e) will make available to Lender and Lender's Inspector during the course of the Renovation Work, the Renovation Work Contracts; bills of sale, conveyances and paid invoices pertaining to the Renovation Work; all waivers and releases of lien or claims on the Real Property and/or the Renovation Improvements in connection with the Renovation Work, provided, however, that Borrower will deliver to Lender such items
          --------  -------
          upon request if an Event of Default exists and provided further, that
                                                         -------- -------
          Borrower will deliver lien waivers and other items to Lender to the extent required under EXHIBIT K; and (f) with respect to each Renovation Work Phase, if at any time there exists or appears likely to exist any Uncovered Cost of the Renovation Work Phase, Borrower will notify Lender within ten (10) Business Days (and in any event prior to the next Advance) after obtaining knowledge thereof; within the earlier of such ten (10) Business Day period or ten (10) Business Days after Lender's demand that it do so, except to the extent Lender has agreed in writing after the date of this Agreement to increase the portion of the Renovation Component in order to cover the Uncovered Cost of the Renovation Work Phase, Borrower will either pay all costs of the Renovation Work Phase to the extent necessary to eliminate the Uncovered Cost of the Renovation Work Phase or will deliver to Lender a cash deposit ["Required Completion Assurance Deposit (Renovation)"] equal to the Uncovered Cost of the Renovation Work Phase, provided,
                                                                    --------
          however, that the Required Completion Assurance Deposit (Renovation)
          -------
          may consist of a letter of credit or other credit enhancement instrument satisfactory to Lender in an amount not less than the Uncovered Cost of the Renovation Work Phase; in the event of any dispute, the necessity for and amount of the Required Completion Assurance Deposit (Renovation) for such Renovation Work Phase shall be determined by Lender; any cost delivered to Lender as the Required Completion Assurance Deposit (Renovation) shall be deposited in an interest bearing account (Lender has not and, by this Agreement, does not represent that any specific or minimum amount of interest will be earned from such account) and shall be segregated from any of Lender's other funds; and Lender will disburse the Required Completion Assurance Deposit (Renovation) and any accrued interest to pay and/or reimburse Borrower for the costs of the Renovation Work Phase prior to any further disbursement of the Renovation Work-Related Advance for such purpose, but subject to the terms and conditions of this Agreement pertaining to the disbursement of Renovation Work-Related Advances; and Lender is hereby granted a security interest in all Required Completion Assurance Deposits (Renovation) from time to time held by Lender;

     6.6  (a)  Compliance with Laws.  Borrower has complied, and will comply, in
               --------------------
               all material respects with all applicable Legal Requirements, including, without limitation, Legal Requirements applicable to the Completion of the

               Construction Work, the operation of the Time-Share Project, and the sale of Time-Share Interests.

          (b)  Sales Activities. Prior to the date of this Agreement, Borrower
               ----------------
               has sold Time-Share Interests and offered Time-Share Interests for sale only in the jurisdictions identified in the SCHEDULE as the Jurisdictions Where Sales And/Or Offers To Sell Have Occurred. Borrower will not sell any Time-Share Interest or offer any Time-Share Interest created or to be created from the Real Property for sale in any jurisdiction, unless: (i) Borrower has delivered to Lender true and complete copies of all approvals required to be obtained by Borrower in such jurisdiction prior to engaging in its proposed conduct and all other evidence required by Lender that Borrower has complied with all laws of such jurisdiction governing its proposed conduct; and (ii) Borrower has delivered to Lender the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents which Borrower will be using in connection with the Real Property and the sale or offering for sale of such Time-Share Interests and such documents have been approved by Lender, which approval shall not be unreasonably withheld, and which shall be given or denied by Lender within thirty (30) days of the receipt of the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents. Not later than the date identified in the SCHEDULE as the Minimum Required Time-Share Approvals Application Date, Borrower will submit to the state in which the Time-Share Project is located, an application for the issuance by such state of the Minimum Required Time-Share Approvals and complying with applicable Legal Requirements and will diligently pursue approval of such application and the issuance of the Minimum Required Time Share Approvals. Not later than the date identified in the SCHEDULE as the Minimum Required Time-Share Approvals Delivery Date, Borrower will deliver to Lender the Minimum Required Time-Share Approvals from the state where the Time-Share Project is located, the Time-Share Program Governing Documents and Time-Share Program Consumer Documents (which have, to the extent required, been approved for use in the state where the Time-Share Project is located) and will take all steps necessary to commence the sale of Time-Share Interests created or to be created from the Real Property in the state where the Time-Share Project is located; and not later than the date identified in the SCHEDULE as the Minimum Required Time-Share Approvals Delivery Date, Borrower will maintain an active marketing program for the sale of such Time-Share Interests in conformance with all applicable Legal Requirements and consistent with the provisions of this paragraph and the other terms and conditions of the Documents pertaining to the sale of Time-Share Interests.

          (c)  Time-Share Interest Not a Security.  Unless otherwise expressly
               ----------------------------------
               approved in writing by Lender, Borrower has not sold or offered for sale, and will not sell or offer for sale, any Time-Share Interest as an investment. Unless otherwise expressly approved in writing by Lender, neither the sale nor the offering for sale of any Time-Share Interest will constitute the sale or the offering of a security for sale under any applicable law.

          (d)  Zoning Compliance.  Neither time-share use nor other intended use
               -----------------
               of the Real Property violates or constitutes a non-conforming use or requires a variance under any Legal Requirement affecting the use or occupancy of the Real Property.

     6.7  (a)  Fulfillment of Obligations to Purchasers.  Borrower at all times
               ----------------------------------------
               will fulfill and will cause its Affiliates, agents and independent contractors at all times to fulfill all obligations to Purchasers. Borrower will perform all of its obligations under the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents.

          (b)  No Modification of Time-Share Documents.  Except as required by
               ---------------------------------------
               law, Borrower, without the prior written consent of Lender not to be unreasonably withheld, will not cancel or materially modify, or consent to or suffer to exist any cancellation or material modification of, any of the Time-Share Program Consumer Documents or the Time-Share Program Governing Documents.

          (c)  Title and Condition of Amenities.  Except as otherwise permitted
               --------------------------------
               and disclosed by the Time-Share Program Governing Documents, from and after the first closing for the sale of any Time-Share Interest created or to be created from the Real Property: (i) the Time-Share Association or the owners of Time-Share Interests in common will at all times own all furnishings in the Units and common areas, all common areas in the Time-Share Project and an easement or right to use other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests except for the Permitted Encumbrances; (ii) no part of the Time-Share Project is or will be subject to partition by the owners of Time-Share Interests; and (iii) prior to the closing of any sale of any Time-Share Interest created or to be created from the Real Property, all access roads and utilities and off-site improvements necessary to the use of the Time-Share Project will be dedicated to and/or accepted by the responsible governmental authority or utility company or will be owned by an association of owners of property in a larger planned development or developments of which the Time Share Project is a part ("Planned Development Association"), unless the access roads, utilities and off-site improvements which are not so dedicated, accepted and owned are being constructed as part of the Construction Improvements, there exists no Uncovered Cost of Construction Work and the non-completion of such roads, utilities and improvements have been disclosed to the Purchaser. Borrower will maintain or cause to be maintained in good condition and repair all amenities and common areas which have been promised or represented as being available to Purchasers and all roads and off-site improvements which are not the responsibility of the Time-Share Association or the Planned Development Association to maintain and repair and have not been dedicated to or accepted by the responsible governmental authority or utility; and, to the extent owned by Borrower or an Affiliate of Borrower, all portions of improvements in which Units are located and are not part of the Time-Share Project. Borrower will cause the Time-Share Association to maintain a reasonable reserve to assure compliance with the terms of the foregoing sentence.

          (d)  Maintenance of Larger Tract.  Without limiting the generality of
               ---------------------------
               the provisions of paragraph 6.7(c), to the extent either the Time Share Project is part of a larger common ownership regime or planned development or buildings in which Units are located are not part of the Time-Share Project, Borrower will use commercially reasonable efforts to prevent common expenses of such common ownership regime, planned development and buildings from being allocated to the Time-Share Project in a manner which is not commercially reasonable; and will cause all such property which is not part of the Time-Share Project to be professionally managed and maintained in a manner consistent with management and maintenance standards at least as high as those employed on July 9, 1998, at other resorts developed by Affiliates of VI.

     6.8  (a)  Additional Indebtedness.  Without the prior written consent of
               -----------------------
               Lender not to be unreasonably withheld, Borrower will not incur any indebtedness which is secured by the Collateral except for an Approved Pre-Sales Receivables Financing. The term "Approved Pre-Sales Receivables Financing" means a Pre-Sales Receivables Facility in which Borrower, Lender and the lender under the Pre-Sales Receivables Facility ("PSR Lender") have entered (at Borrower's expense) into an agreement with provisions to the following effect and other provisions mutually satisfactory to the parties: (i) the PSR Lender may have a junior lien on that portion of the Real Property ("Pre-Sale Real Property") from which Time-Share Interests which are the subject of the pre-sales will be created and a junior security interest on and assignment of related Mortgage Property (as defined in the Mortgage), provided that the priority of Lender's lien on security interest in and assignment of the Collateral is expressly recognized; (ii) Purchase Contracts shall be closed through an escrow established with an escrow agent reasonably satisfactory to Lender and in which subject to applicable laws and regulations, the escrow agent holds the Purchase Contracts pertaining to the Pre-Sale Real Property and deposits, payments and documents related thereto (including, without limitation, purchase money promissory notes and security documents) (collectively, "Escrowed Sales Documents and Proceeds"); (iii) a Time-Share Interest (together with the related Purchase Contract and any instruments, chattel paper and general intangibles evidencing or representing purchase money indebtedness owing to Borrower in connection with the sale, the proceeds thereof and any other property required to be released pursuant to the terms of the Documents) shall be released from the Mortgage and the other Security Documents if the conditions specified in paragraph 3.2 have been satisfied; and (iv) upon the release of a Time-Share Interest pursuant to item (iii) above, Lender shall receive from escrow agent the payments required pursuant to paragraph 3.2, and the PSR Lender or Borrower, as applicable, shall receive the balance of the Escrowed Sales Documents and Proceeds pertaining to such Time-Share Interest. The term "Pre-Sales Receivables Facility" means indebtedness advanced as a percentage of and secured by Purchase Contracts prior to the time that the Declaration for the building(s) in which the related Units are located has been recorded.

     (b)  Restrictions on Liens or Transfers.  Unless expressly permitted in
          ----------------------------------
          this Agreement or in any of the Security Documents, Borrower, without the prior written consent of Lender, will not: (i) sell, convey, pledge, hypothecate, encumber or otherwise transfer any Collateral;
          (ii) subject to any right under the Documents to contest such matters, permit or suffer to exist any liens, security interests or other encumbrances on any Collateral, except for the Permitted Encumbrances and liens and security interests expressly granted to Lender; (iii) permit or suffer the sale, lease, transfer or disposal of all or substantially all of the assets of Borrower to another person; or (iv) if Borrower is an organization, permit or suffer to exist any Change in Control of Borrower or any person controlling Borrower (whether directly or through one or more intermediaries); provided, however,
                                                           --------  -------
          that so long as (x) Raymond L. Gellein, Jr., Jeffrey A. Adler or another person reasonably acceptable to Lender is the chief executive officer of VI, and (y) Borrower is a Vistana Entity (as defined in the Master Credit Facilities Agreement), a Change in Control of Borrower or any person controlling Borrower will not result in a violation of the foregoing covenant. For purposes hereof, a "Change in Control" shall have occurred if a person or entity not an Affiliate of VI acquired through one or more series of transactions more than fifty percent (50%) of any class of issued and outstanding capital stock of Borrower or any person controlling Borrower and such person or entity has the ability to elect a majority of the directors of Borrower or any person controlling Borrower.

     6.9  Insurance.  Borrower will pay the cost of, will maintain and will
          ---------
          deliver to Lender evidence of insurance policies required by, and written by insurers and in amounts and on forms satisfactory to Lender, as evidenced in the letter from Lender to Borrower identified in the SCHEDULE as the Insurance Letter; or Borrower will cause the same to be done.

     6.10 (a)  No Misrepresentations.  The Documents and all certificates,
               ---------------------
               financial statements and written materials furnished to Lender by or on behalf of Borrower in connection with the Loan do not contain any untrue statement of a material fact or omit to state a fact which materially adversely affects or in the future may materially adversely affect the Collateral or the financial condition of Borrower.

          (b)  Reliance.  Lender's examination, inspection, or receipt of
               --------
               information pertaining to the Collateral shall not in any way be deemed to reduce the full scope and protection of the warranties, representations and Obligations contained in this Document.

     6.11 (a)  Sales Reports.  From and after the commencement of sales by
               -------------
               Borrower of Time-Share Interests created or to be created from the Real Property, within thirty (30) days after the end of each quarter, Borrower will cause to be furnished to Lender a sales report for such quarter showing the number of sales of such Time-Share Interests at any time encumbered by the Mortgage during such quarter, and the aggregate dollar amount thereof, including down payments.

          (b)  Financial Information.  Borrower will furnish or cause to be
               ---------------------
               furnished to Lender, within one hundred twenty (120) days after the end of each fiscal year of Borrower, a copy of the current financial statements of Borrower for such fiscal year. Borrower will furnish to Lender within forty-five (45) days after the end of each of its fiscal quarters a copy of its current financial statements covering the period beginning the first day of that fiscal year and ending on the last day of such fiscal quarter. Such financial statements shall contain a balance sheet as of the end of the relevant fiscal period and statements of income and of cash flow for such fiscal period (together, in each case, with the comparable figures for the corresponding period of the previous fiscal year), all in reasonable detail. All financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied. All financial statements required pursuant to this paragraph from a person which is not a natural person shall be certified by the chief financial officer or chief accounting officer of such person and all other financial statements shall be certified by the person who is the subject thereof. If any audited financial statement is prepared for Borrower, Borrower will deliver to Lender a copy of such financial statement to

               Lender. Together with Borrower's financial statements, Borrower will deliver to Lender a certificate signed Borrower's chief executive officer or chief operating officer Lender stating that there exists no Event of Default or Incipient Default or, if any such Event of Default or Incipient Default exists, specifying the nature and period of its existence and what action Borrower proposes to take with respect to it.

          (c)  Time-Share Project and Sales Information.  Borrower will deliver
               ----------------------------------------
               price lists for Time-Share Interests created or to be created from the Real Property to Lender from to time to time within ten
               (10) Business Days after receipt of a written request from Lender to do so. Borrower will deliver to Lender from time to time, as available, and promptly upon amendment or effective date, sales literature, registrations/consents to sell, and final subdivision public reports/public offering statements/prospectuses. Borrower will deliver to Lender any changes which Borrower proposes or any other person having the power to do so proposes be made to the Time-Share Program Consumer Documents and/or the Time-Share Program Governing Documents last delivered to Lender, together with a description and explanation of the changes; and other items reasonably requested by Lender which relate to the Time-Share Interests created or to be created from the Real Property.

          (d)  Time-Share Association Budgets.  Borrower will deliver to Lender,
               ------------------------------
               a pro-forma maintenance and operating budget for the Time-Share Association's first twelve-month period of operation not later than the date identified in the SCHEDULE as the Time-Share Association Budget Delivery Date, and thereafter will use commercially reasonable efforts to deliver to Lender within ten
               (10) days after each is available annual maintenance and operating budgets of the Time-Share Association, certified to be adequate by the Time-Share Manager (or if there is not a Time-Share Manager, by an authorized officer of the Time-Share Association) and a statement of the annual assessment to be levied upon the owners of Time-Share Interests; and will use commercially reasonable efforts to cause to be made available to Lender for inspection, auditing and copying, upon Lender's request, the books and records of the Time-Share Association.

          (e)  Right to Inspect.  Borrower will at its expense permit Lender and
               ----------------
               its representatives at all reasonable times, upon reasonable prior notice, to inspect the Time-Share Project, and to inspect, audit and copy, as appropriate, the Time-Share Project, and Borrower's records related thereto.

          (f)  Additional Information. Borrower will make available such further
               ----------------------
               information as Lender may from time to time reasonably request.

     6.12 Subordination of Indebtedness Owing to Affiliates.  Borrower will
          -------------------------------------------------
          cause any and all indebtedness owing by it to its shareholders, directors, officers, partners, members or managers, as the case may be, to VI (if Borrower is not VI) or to the relatives or Affiliates of Borrower or any of the foregoing to be subordinated in all aspects to the Obligations pursuant to written agreements satisfactory to Lender; provided, however, that such subordination shall not extend to
          --------  -------
          reasonable salaries and fees at normal and customary rates for services actually rendered.

     6.13 Payment of Taxes.  VI has filed (or has requested extensions of the
          ----------------
          time within which to file) returns for all federal, state, local and other taxes which are required to be filed and taxes shown to be due and payable on such filed returns have been paid or have been reserved against as required by generally accepted accounting principles.

     6.14 Fees, Costs and Expenses.  Borrower will pay on demand any and all
          ------------------------
          costs and expenses incurred by Lender (exclusive of Lender's employee's expenses, but inclusive of travel expenses) in connection with the initiation, documentation and closing of the Loan, the making of Advances, the protection of the Collateral, or the enforcement of the Obligations against Borrower, including, without limitation, all attorneys' and other professionals' fees (including without limitation normal charges for photocopy, telecopy and computer services, and staff overtime), consumer credit reports, and revenue, documentary stamp, documentary transaction and intangible taxes. Without limiting the generality of the foregoing, if a bankruptcy proceeding is commenced by or against Borrower or otherwise involving any Collateral, Lender shall, to the extent not already provided for herein, be entitled to recover, and Borrower shall be obligated to pay, Lender's reasonable attorneys' fees incurred in connection with:
          (i) any determination of the applicability of the bankruptcy laws to the terms of this Agreement and the other Documents or to Lender's rights thereunder; (ii) any attempt by Lender to enforce or preserve its rights under the bankruptcy laws or to prevent Borrower or any other person from seeking to deny Lender its rights thereunder; (iii) any effort by Lender to protect, preserve or enforce its rights against any Collateral or seeking authority to modify the automatic stay of 11 U.S.C. Section 362 or otherwise seeking to engage in such protection, preservation or enforcement; or (iv) any proceeding(s) arising under the bankruptcy laws or arising in or related to a case under bankruptcy laws.

     6.15 Indemnification.  Borrower will INDEMNIFY, PROTECT, HOLD HARMLESS, and
          ---------------
          defend Lender, its successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, agents and servants of the foregoing, for, from and against, except to the extent arising from the indemnitee's gross negligence or willful misconduct, any and all losses, costs, expenses (including, without limitation, any attorneys' fees), demands, claims, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions arising from or brought in connection with (a) any of the Collateral, the terms of the Documents or the transactions related thereto, or any act or omission of Borrower or its employees or agents, whether actual or alleged, and (b) any and all brokers' commissions or finders' fees or other costs of similar type by any party, engaged by Borrower or any Affiliate of Borrower in connection with the Loan. On written request by a person or other entity covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such person or entity shall be a party and for which such indemnitee is entitled to be indemnified pursuant to this paragraph. At Lender's option, Lender may at Borrower's expense prosecute or defend any action involving the priority, validity or enforceability of the Security Interests.

     6.16 Perfection of Security Interests.  Borrower will execute or cause to
          --------------------------------
          be executed all documents and do or cause to be done all acts reasonably necessary for Lender to perfect or evidence and to continue the perfection of the Security Interest of Lender in the Collateral or otherwise to effect the intent and purposes of the Documents.

     6.17 Survival and Additional Representations, Warranties and Covenants. The
          -----------------------------------------------------------------
          representations, warranties and covenants contained in this
          Article VI are in addition to, and not in derogation of, the representations and warranties contained elsewhere in the Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance.

7.   DEFAULT
     -------

     7.1  Events of Default.  The occurrence of any of the following events or
          -----------------
          conditions shall constitute an Event of Default:

          (a) failure of Lender to receive from Borrower within five (5) Business Days of the date when due and payable (i) any amount payable under the Note or (ii) any other payment due under the Documents, except for the payment due at the Maturity Date for which no grace period is allowed;

          (b) any representation or warranty which is made by or on behalf of Borrower and is contained in the Documents or in any certificate furnished to Lender under the Documents by or on behalf of Borrower proves to be, in any material adverse respect, false or misleading as of the date deemed made; provided that if such representation or warranty was not intentionally made falsely or with the intent to mislead or was not made recklessly, such occurrence shall not constitute an Event of Default unless the actual condition might adversely affect any of the Collateral, any part of the Time-Share Project, the business or financial condition of Borrower or, if

               VI is not Borrower, of VI, or the ability of Borrower to Perform the Obligations;

          (c) a default in the Performance of the Obligations set forth in paragraph 6.8(b)(i), 6.8(b)(iii), 6.8(b)(iv), 6.9 or 6.12;

          (d) a default in the Performance of the Obligations or a violation of any term, covenant or provision of the Documents (other than a default or violation referred to elsewhere in this paragraph 7.1) which continues unremedied (i) for a period of five (5) Business Days after notice of such default or violation to Borrower in the case of a default under or violation of paragraph 6.8(b) (ii) or any other default or violation which can be cured by the payment of money alone or (ii) for a period of thirty (30) days after notice to Borrower in the case of any other default or violation plus only if such default or violation cannot be cured by Borrower proceeding diligently and Borrower has been diligent in attempting to effect cure, such additional period not to exceed thirty (30) Business Days, as may be required by Borrower proceeding diligently to effect cure;

          (e) a payment default exists beyond any applicable cure period under an Other Loan and, if VI is not the borrower under such Other Loan, VI has failed to correct the default within any applicable period allowed under the guaranty given in connection with such Other Loan after notice thereof is given to VI in accordance with such guaranty; or any default or defaults by Borrower under any agreement or agreements with a third party (other than Lender) evidencing, guaranteeing, or securing borrowed money or a receivables purchase financing ("Third Party Obligation") which has resulted in the acceleration of repayment or repurchase obligations in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate, although Borrower agrees that, to the extent such acceleration would cause a violation this paragraph, it will give to Lender a notice of each default permitting acceleration of a Third Party Obligation within a reasonable period of time after Borrower acquires actual knowledge of the occurrence of such default;

          (f) any final, non-appealable judgment or decree for money damages or for a fine or penalty against Borrower except in connection with one of the Other Loans or a Third Party Obligation which is not paid and discharged or stayed within thirty (30) days thereafter, and when aggregated with all other judgment(s) or decree(s) that have remained unpaid and undischarged or stayed for such period, is in excess of One Hundred Thousand Dollars ($100,000);

          (g) subject to any provisions of the Security Documents permitting the contest of such liens or security interests, any party holding a lien or security interest in any Collateral commences foreclosure or similar sale thereof;

          (h) Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (v) be adjudicated insolvent, (vi) dissolve or commence to wind-up its affairs or (vii) take any action for purposes of the foregoing; or a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency or the appointment of a custodian under the laws of any jurisdiction is filed against it or a custodian is appointed for Borrower, the Collateral or any material part of its properties and such proceeding is not dismissed and appointment vacated within ninety (90) days thereafter;

          (i) a material adverse change in the Collateral, the Time-Share Project or in the business or financial condition of Borrower, which change is not enumerated in this paragraph 7.1, as the result of which Lender in good faith deems the prospect of Performance of the Obligations impaired or the Collateral imperiled;

          (j) any of the events enumerated in paragraphs 7.1(b), (f), (g), (h) or (i) occurs with respect to any surety (including, without limitation, VI, if Borrower is not VI) for the Performance of the Obligations;

          (k) an "Event of Default", as defined elsewhere in any of the Documents;

          (l) an order or decree has been entered by any court of competent jurisdiction enjoining the intended use of the Real Property for time-share purposes and judgment is not vacated within ninety
               (90) days after Borrower has obtained knowledge or notice thereof;

          (m) if the Loan includes a Construction Component, at any time prior to Completion of the Construction Work, Borrower (i) abandons the Construction Work or (ii) delays construction or suffers construction to be delayed for any period of time, for any reason whatsoever not covered by item (i) above so that Completion of the Construction Work cannot be accomplished in the ordinary course of construction, in the reasonable judgment of Lender, on or before the Required Completion Date (Construction);

          (n) if the Loan includes a Renovation Component, at any time prior to Completion of the Renovation Work, Borrower (i) abandons the Renovation Work or (ii) delays renovation or suffers renovation to be delayed for any period of time, for any reason whatsoever not covered by item (i) above so that Completion of the Renovation Work cannot be accomplished in the ordinary course of construction, in the reasonable judgment of Lender, on or before the Required Completion Date (Renovation);

          (o) failure of Lender to receive from Borrower, within twenty (20) days of the date Borrower knows or should have known of such change, notice of any material change in any representations or warranties in the Documents or otherwise made in connection with the Loan; or

          (p) a default in the Performance of the obligations of VI under the Credit Facilities Agreement or a violation of any term, covenant or provision of the Credit Facilities Agreement (other than a default or violation referred to elsewhere in this paragraph 7.1) which continues unremedied (i) for a period of five (5) Business Days after notice of such default or violation to VI in the case of a default or violation which can be cured by the payment of money alone or (ii) for a period of thirty (30) days after notice to VI in the case of any other default or violation plus only if such default or violation cannot be cured by VI proceeding diligently and VI has been diligent in attempting to effect cure, such additional period not to exceed thirty (30) Business Days, as may be required by VI proceeding diligently to effect cure; however, no non-payment default under any guaranty given by VI in connection with any Other Loan shall constitute an Event of Default with respect to the Loan.

     7.2  Remedies.  At any time after an Event of Default has occurred and
          --------
          while it is continuing, Lender may but without obligation, in addition to the rights and powers granted elsewhere in the Documents and not in limitation thereof, do any one or more of the following:

          (a)  cease to make further Advances;

          (b) declare the Note, together with any applicable prepayment premiums, and all other sums owing by Borrower to Lender in connection with the Documents, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

          (c) if the Loan includes a Construction Component or a Renovation Component, apply the Required Completion Assurance Deposits then held by Lender to the satisfaction of the Obligations in such order and manner as Lender may determine;

          (d) if the Loan includes a Construction Component for any Construction Work Phase, but only for which Lender has made an
               Advance: (i) continue and/or cause Completion of the Construction Work Phase; (ii) take exclusive possession of the Property or any part thereof; (iii) expend such funds as Lender may deem appropriate, including the Required Completion Assurance Deposit(s) (Construction) (if any), any other funds of Borrower held by Lender and any sums which may remain unadvanced hereunder, to continue and/or cause Completion of the Construction Work; (iv) demand and receive performances due under the Principal Construction Work-Related Items; (v) make such changes to the scope of the Construction Work and to the Principal Construction Work-Related Items as may be necessary or desirable in Lender's judgment; (vi) file claims, institute enforcement actions and otherwise prosecute and defend all actions or proceedings relating to the Construction Work and/or the Principal Construction Work-Related Items as Lender may determine to be necessary or desirable in Lender's judgment;
               (vii) pay, settle or compromise all existing bills and claims which Lender deems to be necessary or desirable for the continuance or Completion of the Construction Work related thereto, after notice to Borrower; (viii) execute in Borrower's name all applications, certificates, notices and other instruments and give all instructions and communications which may be required or permitted by the Principal Construction Work-Related Items as determined by Lender; (ix) cancel or surrender any of the Principal Construction Work-Related Items and enter into new contracts for the Completion of the Construction Work and any changes to the scope of the Construction Work; (x) do any and every act with respect to the Completion of the Construction Work and the Principal Construction Work-Related Items which Borrower may do in its behalf; (xi) employ such contractors, subcontractors, suppliers, agents, attorneys, architects, accountants, appraisers, security guards and inspectors as Lender may in its judgment deem necessary or desirable to accomplish any of the above purposes; and (xii) receive, collect, open and read all mail of Borrower for the purpose of obtaining all items pertaining to the Construction Work and the Principal Construction Work-Related Items (provided, as to the remedies listed in subparts vii-xii, above, such remedies are limited if and to the extent that any other Document imposes a procedural or other limitation on the implementation of such remedy); and

          (e) if the Loan includes a Renovation Component, but only for any Renovation Work Phase for which Lender has made an Advance: (i) continue and/or cause Completion of the Renovation Work; (ii) take exclusive possession of the Property or any part thereof; (iii) expend such funds as Lender may deem appropriate, including the Required Completion Assurance Deposit(s) (Renovation) (if any), any other funds of Borrower held by Lender and any sums which may remain unadvanced hereunder, to continue and/or cause Completion of the Renovation Work; (iv) demand and receive performances due under the Contracts, Licenses, Permits and other Intangibles pertaining to the Renovation Work; (v) make such changes to the scope of the Renovation Work and to the Contracts, Licenses, Permits and other Intangibles pertaining to the Renovation Work as may be necessary or desirable in Lender's judgment; (vi) file claims, institute enforcement actions and otherwise prosecute and defend all actions or proceedings relating to the Renovation Work and the Contracts, Licenses, Permits and other Intangibles pertaining to the Renovation Work as Lender may determine to be necessary or desirable in Lender's judgment; (vii) pay, settle or compromise all existing bills and claims which Lender may deem to be necessary or desirable for the continuance or Completion of the Renovation Work related thereto, after notice to Borrower; (viii) execute in Borrower's name all applications, certificates, notices and other instruments and give all instructions and communications which may be required or permitted by the Contracts, Licenses, Permits, and other Intangibles pertaining to the Renovation Work as determined by Lender; (ix) cancel or surrender any of the Principal Renovation Work-Related Items and the other Contracts, Licenses, Permits and other Intangibles pertaining to the Renovation Work and enter into new contracts for the Completion of the Renovation Work and any changes to the scope of the Renovation Work; (x) do any and every act with respect to the Completion of the Renovation Work and the Contracts, Licenses, Permits and other Intangibles pertaining to the Renovation Work which Borrower may do in its behalf; (xi) employ such contractors, subcontractors, suppliers, agents, attorneys, architects, accountants, appraisers, security guards and inspectors as Lender may in its judgment deem necessary or desirable to accomplish any of the above purposes; and (xii) receive, collect, open and read all mail of Borrower for the purpose of obtaining all items pertaining to the Renovation Work and the Contracts, Licenses, Permits and other Intangibles pertaining to the Renovation Work (provided, as to the remedies listed in subparts vii-xii, above, such remedies are limited if and to the extent that any other Document imposes a procedural or other limitation on the implementation of such remedy); and

          (f) proceed to protect and enforce its rights and remedies under the Documents and to foreclose or otherwise realize upon the Collateral, or to exercise any other rights and remedies available to it at law, in equity or by statute.

     7.3  Uniform Commercial Remedies; Sale; Assembly of Collateral.
          ---------------------------------------------------------

          (a)  UCC Remedies; Sale of Collateral.  Lender shall have all of the
               --------------------------------
               rights and remedies of a secured party under the Uniform Commercial Code of the State of Arizona and all other rights and remedies accorded at equity or law. Any notice of sale or other disposition of the Collateral given not less than ten (10) Business Days prior to such proposed action in connection with the exercise of Lender's rights and remedies shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as Lender may determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by Lender in good current funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on the Obligations which remains outstanding following such sale. All net proceeds recovered pursuant to a sale shall be applied in accordance with the provisions of paragraph 7.4.

          (b)  Lender's Right to Execute Conveyances.  Lender may, in the name
               -------------------------------------
               of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Collateral sold in connection with the exercise of Lender's rights and remedies.

          (c)  Obligation to Assemble Collateral.  Upon request of Lender when
               ---------------------------------
               an Event of Default exists, Borrower shall assemble the Personal Property, Collateral not already in Lender's possession and make it available to Lender at a time and place within county where the Real Property is located as designated by Lender.

     7.4  Application of Proceeds.  Except as may be otherwise required by
          -----------------------
          applicable law or by the terms of another Security Document, the proceeds of any sale of all or any part of the Collateral made in connection with the exercise of Lender's rights and remedies shall be applied in the following order of priorities: first, to the payment of all costs and expenses of such sale, including without limitation, reimbursement to Lender and its agents for attorneys' fees, and all other expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed pursuant to the Documents; second, to the payment of all late charges required by the Documents to be paid by Borrower, in such order and manner as Lender shall in its discretion determine; third, to the payment of the other Obligations, in such order and manner as Lender shall determine, with no amounts applied to payment of principal until all interest has been paid; and third, to the payment to Borrower, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     7.5  Lender's Right to Perform.  Lender may, at its option, and without any
          -------------------------
          obligation to do so, pay, perform and discharge any and all obligations (including, without limitation, the Obligations under paragraph 6.9) agreed to be paid or performed in the Documents by Borrower or any surety for the Performance of the Obligations if (a) such person fails to do so and (b) (i) an Event of Default exists or
          (ii) in the opinion of Lender, such action must be taken because an emergency exists or to preserve any of the Collateral or its value. For such purposes Lender may use the proceeds of the Collateral. All amounts expended by Lender in so doing or in exercising its remedies under the Documents following an Event of Default shall become part of the Obligations, shall be immediately due and payable by Borrower to Lender upon demand, and shall bear interest at the Default Rate from the dates of such expenditures until paid.

     7.6  Non-Exclusive Remedies.  No remedy in any Document conferred on or
          ----------------------
          reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under any Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waiver of or acquiescence to any default or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

     7.7  Waiver of Marshaling.  Borrower, for itself and for all who may claim
          --------------------
          through or under it, hereby expressly waives and releases all right to have the Collateral, or any part of the Collateral, marshaled on any foreclosure, sale or other enforcement of Lender's rights and remedies.

     7.8  Attorney-in-Fact.  For the purpose of exercising its rights and
          ----------------
          remedies under paragraphs 7.2(c), 7.2 (d), 7.3(b) and 7.5, Lender may do so in Borrower's name or its name and is hereby appointed as Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf as Lender may deem necessary or appropriate in its discretion in the accomplishment of such purposes.

8.   LENDER'S INSPECTOR; DISCLAIMER OF LENDER'S DUTIES REGARDING WORK
     ----------------------------------------------------------------

     8.1  Retention of Lender's Inspector.  If the Loan includes a Construction
          -------------------------------
          Component, Lender may retain an architectural/engineering firm ("Lender's Inspector") to do the following: (a) until Completion of the Construction Work and the making of the last Construction Work-Related Advance (including the disbursement of the

          Basic Retainage and Additional Retainage), review the Principal Construction Work-Related Items, and the budget proposed to be the Construction Budget and any changes to such items; (b) inspect the Real Property prior to commencement of the Construction Work for purposes of determining the condition of the Real Property and any existing improvements; (c) until Completion of the Construction Work and the making of the last Construction Work-Related Advance (including the disbursement of the Basic Retainage and Additional Retainage), make monthly inspections of the Real Property and Construction Work and Borrower's records pertaining to the same [whether or not Loan proceeds are to be used to pay or reimburse Borrower for the costs of such Construction Work] and provide to Lender reports of such inspections so that Lender may monitor whether Borrower is in compliance with the terms and conditions of this Agreement; and (d) provide evidence satisfactory to Lender prior to the funding of the first Work-Related Advance regarding the matters which are the subject of Borrower's representations and warranties in paragraph 6.3(c). Furthermore, Lender may require an inspection of the Construction Work by Lender's Inspector (a) at least once each month during the course of completion of the Construction Work; (b) upon Completion; and (c) until Completion of the Construction Work and the making of the last Construction Work-Related Advances (including the disbursement of the Basic Retainage and Additional Retainage), at such other time as Lender may, in its judgment, deem necessary due to actual or suspected non-compliance with the Plans and Specifications, Construction Work Contract(s), applicable Legal Requirements, the Documents, sound architectural, engineering or construction principles or commonly accepted safety standards, or Borrower's failure to satisfy the requirements of the Documents. Lender will use commercially reasonable efforts to minimize the costs of Lender's Inspector.

     8.2  No Duty of Lender to Supervise, Etc.  Lender shall have no duty to
          ------------------------------------
          supervise or to review and inspect the Principal Construction Work-Related Items, the other Contracts, Licenses, Permits and other Intangibles, any budget proposed to be the Construction Budget, any budget proposed to be the Renovation Budget, any books and records pertaining thereto or any changes to such items or the construction/ making of the Construction Work or the Renovation Work. Any inspection made by Lender shall be for the sole purpose of determining whether the Obligations are being Performed and preserving Lender's rights under these Documents. If Lender, or Lender's Inspector acting on behalf of Lender, should review or inspect the Principal Construction Work-Related Items, the other Contracts, Licenses, Permits and other Intangibles, the Construction Budget, the Renovation Budget, any books and records pertaining thereto or any changes to such items or the construction/making of the Construction Work or the Renovation Work, Lender and Lender's Inspector shall have no liability or obligation to Borrower or any third person arising out of such inspection; and neither Borrower nor any third person shall be entitled to rely upon any such inspection or review. Inspection not followed by notice of an Event of Default shall not constitute (a) waiver of any

          Event of Default then existing; (b) an acknowledgment or representation by Lender or Lender's Inspector that there has been or will be compliance with the Principal Construction Work-Related Items, the other Contracts, Licenses, Permits and other Intangibles, the Construction Budget, or the Renovation Budget, applicable Legal Requirements, the Documents, sound construction, engineering or architectural principles or commonly accepted safety standards, or that the construction is lien free or free from defective materials or workmanship; or (c) a waiver of Lender's right thereafter to insist that Completion of the Construction Work or Construction of the Renovation Work occur in accordance with (as applicable) the Principal Construction Work-Related Items, the other Contracts, Licenses, Permits and other Intangibles, the Construction Budget, applicable Legal Requirements, the Documents, sound construction, engineering or architectural principles or commonly safety standards and free from defective materials and workmanship. Lender and Lender's Inspector owe no duty of care to Borrower or any third person to protect against, or inform Borrower or any third person of, the existence of negligence, faulty, inadequate or defective design or construction of the Construction Work or Renovation Work.

9.   CONSTRUCTION AND GENERAL TERMS
     ------------------------------

     9.1  Payment Location.  All monies payable under the Documents shall be
          ----------------
          paid to Lender at its address furnished pursuant to paragraph 9.5 of this Agreement in lawful monies of the United States of America, unless otherwise designated in the Documents or by Lender by notice.

     9.2  Entire Agreement.  The Documents exclusively and completely state the
          ----------------
          rights and obligations of Lender and Borrower with respect to the Loan. No modification, variation, termination, discharge, abandonment, or waiver of any of the provisions or conditions of the Documents shall be valid unless in writing and signed by duly authorized representatives of the party sought to be bound by such action. The Documents supersede any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender concerning this transaction, including any commitment for financing. Without limiting the generality of the foregoing, the Documents shall control over the Credit Facility Agreement to the extent of any apparent conflict.

     9.3  Powers Coupled with an Interest.  The powers and agency hereby granted
          -------------------------------
          by Borrower are coupled with an interest and are irrevocable until the Obligations have been paid in full and Lender has no further obligation to make Advances and are granted as cumulative to Lender's other remedies for collection and enforcement of the Obligations.

     9.4  Counterparts.  Any Document may be executed in counterpart, and any
          ------------
          number of copies of such Document which have been executed by all parties shall constitute one original.

     9.5  Notices.  Except as may be expressly otherwise provided in any of the
          -------
          Documents, all notices, requests or demands required or permitted to be given under any Document shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day (as defined below) after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as the party being notified may have designated in a notice given to the other party. Written notice may be given by telecopy to the telecopier number as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received prior to the expiration of the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand delivered or deposited for delivery via courier or in the United States mails in accordance with the requirements set forth above.

          If to Lender:       FINOVA Capital Corporation
                              7272 East Indian School Road
                              Suite 410
                              Scottsdale, Arizona 85251
                              Attn:  Vice President - Resort Finance
                              Telecopy No.:  (602) 874-6444

          with a copy to:     FINOVA Capital Corporation
                              7272 East Indian School Road
                              Suite 410
                              Scottsdale, Arizona 85251
                              Attn:  Vice President - Associate General Counsel
                              Telecopy No.:  (602) 874-6445

          If to Borrower:               [Name of Borrower]
                              --------------------------------
                              8801 Vistana Centre Drive
                              Orlando, Florida 32821
                              Attn: Chief Financial Officer
                              Telecopy No.: (407) 239-3222

          With copy to:       Susan Werth, Esq.
                              Vistana, Inc.

                              701 Brickell Avenue, Suite 2100
                              Miami, Florida 33131
                              Telecopy No.: (305) 374-7159

     9.6  Successors and Assigns.  All the covenants of Borrower and all the
          ----------------------
          rights and remedies of the Lender contained in the Documents shall bind Borrower, and, subject to the restrictions on merger, consolidation and assignment contained in the Documents, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. Borrower may not assign its rights in the Documents in whole or in part. Except as may be expressly provided in a Document, no person or other entity shall be deemed a third party beneficiary of any provision of the Documents.

     9.7  Severability.  If any provision of any Document is held to be invalid,
          ------------
          illegal or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of the Documents shall not in any way be affected or impaired thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added to the Document affected, a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

     9.8  Time of Essence.  Time is of the essence in the Performance of the
          ---------------
          Obligations.

     9.9  Miscellaneous.  All headings are inserted for convenience only and
          -------------
          shall not affect any construction or interpretation of the Documents. Unless otherwise indicated, all references in a Document to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of the Document; the words "herein," "hereof," "hereto," hereunder" and words of similar import refer to the Document as a whole and not to any particular paragraph, clause or other subdivision; and reference to a numbered or lettered subdivision of an Article or paragraph shall include relevant matter within the Article or paragraph which is applicable to but not within such numbered or lettered subdivision. All Schedules and Exhibits referred to in this Agreement are incorporated in this Agreement by reference.

     9.10 (A)  CHOICE OF LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN,
               -------------
          THE DOCUMENTS AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

          (B)  CHOICE OF JURISDICTION; WAIVER OF VENUE.  EACH OF LENDER AND
               ---------------------------------------
          BORROWER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER HEREOF, OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT SUCH PERSON IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF LENDER AND BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

          (C)  WAIVER OF JURY TRIAL.  LENDER AND BORROWER ACKNOWLEDGE AND AGREE
               --------------------
          THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE DOCUMENTS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY SUCH PROCEEDING.

          (D)  INDUCEMENT TO LENDER.  ALL OF THE PROVISIONS SET FORTH IN THIS
               --------------------
          PARAGRAPH ARE A MATERIAL INDUCEMENT FOR LENDER'S MAKING THE LOAN TO BORROWER.

                                                  (________ BORROWER'S INITIALS)

     9.11 Compliance With Applicable Usury Law.  It is the intent of the parties
          ------------------------------------
          hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in the Documents, in no event shall this Agreement or the Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law.

     9.12 NO RELATIONSHIP WITH PURCHASERS.  LENDER DOES NOT HEREBY ASSUME AND
          -------------------------------
          SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO PURCHASERS, LENDER'S RELATIONSHIP BEING THAT ONLY OF A CREDITOR WHO HAS TAKEN, AS SECURITY FOR INDEBTEDNESS OWED TO IT, A COLLATERAL ASSIGNMENT FROM BORROWER OF THE INSTRUMENTS. EXCEPT AS REQUIRED BY LAW AND FOR FILINGS MADE WITH THE SECURITIES & EXCHANGE COMMISSION OR ANY STOCK EXCHANGE ON WHICH BORROWER'S STOCK IS TRADED, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO LENDER WITH RESPECT TO THE TIME-SHARE PROJECT, THE SALE OF TIME-SHARE INTERESTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

     9.13 NO JOINT VENTURE.  THE RELATIONSHIP OF BORROWER AND LENDER IS THAT OF
          ----------------
          DEBTOR AND CREDITOR, AND IT IS NOT THE INTENTION OF EITHER OF SUCH PARTIES BY THIS OR ANY OTHER INSTRUMENT BEING EXECUTED IN CONNECTION WITH THE LOANS TO ESTABLISH A PARTNERSHIP, AND THE PARTIES HERETO SHALL NOT UNDER ANY CIRCUMSTANCES BE CONSTRUED TO BE PARTNERS OR JOINT VENTURERS.

     9.14 Standards Applied to Lender's Actions.  Unless otherwise specifically
          -------------------------------------
          stipulated elsewhere in the Documents, if a matter is left in the Documents to the decision, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, then such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

     9.15 Meaning of Subordination.  Any subordinations required to be given
          ------------------------
          under the Documents by third parties to Lender shall include the subordination of and the deferral of the right to receive payments on the subordinated obligations except to the extent expressly permitted in this Agreement; the remittances to Lender of all prohibited payments received by the third party; the subordination of all liens, security interests, assignments and other encumbrances and claims held by the third party on or against any of Borrower's property to Lender's interest (whenever acquired) in such property; and an agreement on the part of the third party not to exercise any remedies against Borrower so long as all obligations under the Documents have not been fully satisfied.

     9.16 Scope of Reimbursable Attorney's Fees.  As used in the Documents, the
          -------------------------------------
          term "attorneys' fees" includes the fees of attorneys licensed to practice law in any jurisdiction, the fees of law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney, and the expenses incurred by them in the performance of their services. As used in the Documents, attorneys' fees incurred by Lender in the enforcement of any remedy or covenant include, without limitation, attorneys' fees incurred in any foreclosure of Borrower's Security Documents, in protecting or sustaining the lien or priority of the collateral, or in any proceeding arising from or connected with any such matter, including any bankruptcy, receivership, injunction or other similar proceeding, or any appeal from or petition for review of any such matter, and with or without litigation.

     9.17 Publicity. Lender routinely advertises the transactions to which it is
          ---------
          a party in newspapers, industry periodicals, and other miscellaneous print and electronic literature. Without the prior written consent of VI, not to be unreasonably withheld, Lender will not use Borrower's name, logo, insignia, descriptive art work, trade name, trademark or other similar material, whether or not protected by copyright (or otherwise), in any such advertisement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective name, personally or by their duly authorized representatives as of the date above written.

     LENDER                   FINOVA CAPITAL CORPORATION, a
                              Delaware corporation



                              By:______________________________________
                              Type/Print Name:_________________________
                              Title:___________________________________


     BORROWER                 __________________________________, a(n)
                              __________________________________



                              By:______________________________________
                              Type/Print Name:_________________________
                              Title:___________________________________

                        LIST OF SCHEDULES AND EXHIBITS

     Schedule

     Exhibit A       Note

     Exhibit B       Permitted Encumbrances

     Exhibit C       Real Property

     Exhibit D       Standard Procedures Pertaining to Developmental Matters
                     Requests

     Exhibit E       Opinion Requirements

     Exhibit F       Additional Due Diligence Items for Each Loan with an
                     Acquisition Component

     Exhibit G       Additional Conditions for any Subsequent Advances of
                     Acquisition Component

     Exhibit G-1     Borrower's Affidavit for Acquisition Component Advance

     Exhibit H       Additional Due Diligence Items for Each Loan with a
                     Construction Component

     Exhibit I       Construction Work-Related Advance Request Administrative
                     Procedures

     Exhibit I-1     Borrower's Affidavit for Construction Work-Related
                     Advance

     Exhibit J       Additional Due Diligence Items for Each Loan with a
                     Renovation Component

     Exhibit K       Renovation Work-Related Advance Request Administrative
                     Procedures

     Exhibit K-1     Borrower's Affidavit for Renovation Work-Related Advance

                         SCHEDULE OF ADDITIONAL TERMS
                         ----------------------------


S.1 This SCHEDULE has been incorporated by reference into and form a part of that Loan Agreement dated as of ___________, ______, between FINOVA Capital Corporation and __________________.

S.2 To the extent of any inconsistency between this SCHEDULE and the other provisions of the Loan Agreement, the provisions of this SCHEDULE shall control.

S.3 The provisions of the Loan Agreement are supplemented as follows (paragraph references are references to paragraphs of the Loan Agreement) which are intended to be supplemented by the following provisions :

(a)  Intro., (P)1.5.1    Loan Components:  ----------------------------------------------------------------.

(b)  (P)1.26             Construction Improvements:  ------------------------------------------------------.

(c)  (P)1.30             Construction Work Phases:  -------------------------------------------------------.

(d)  (P)1.57             Maximum Acquisition Component Amount:  ----------------------- Dollars ($________).

(e)  (P)1.58             Maximum Construction Component Amount:  ---------------------- Dollars ($________).

(f)  (P)1.60             Maximum Interest Reserve Amount:  ---------------------------- Dollars ($________).

(g)  (P)1.61             Maximum Loan Amount:  ---------------------------------------- Dollars ($________).

(h)  (P)1.62             Maximum Per Unit Cost:  -------------------------------------- Dollars ($________).

(i)  (P)1.63             Maximum Renovation Component Amount:  ------------------------ Dollars ($________).

(j)  (P)1.64             Minimum Initial Equity Contribution:  ------------------------ Dollars ($________).

(k)  (P)1.71             Partial Release Fee:  ---------------------------------------- Dollars ($________).

(l)  (P)1.85             Renovation Improvements:  --------------------------------------------------------.

(m)  (P)1.89             Renovation Work Phase:  ----------------------------------------------------------.

(n)  (P)1.96             Required Completion Period (Construction):  --------------------------------------.

(o)  (P)1.97             Required Completion Period (Renovation):   ---------------------------------------.

(p)  (P)1.109            Time-Share Declaration:  ---------------------------------------------------------.

(q)  (P)1.116            Time-Share Project:  -------------------------------------------------------------.

(r)  (P)2.1(a)           Acquisition Advance(s):  ---------------------------------------------------------.

(s)  (P)4.1(a)           Additional Loan Documents:  ------------------------------------------------------.

(t)  (P)4.1(b)           Additional Due Diligence Items:  -------------------------------------------------.

(u)  (P)(P)4.1(b), 6.1(a)     State of Organization: ---------------------------------------------------------.

(v)  (P)(P)4.1(b), 6.6(b)     Minimum Required Time-Share Approvals Delivery Date with respect to any
                              Construction Work Phase or Renovation Work Phase, not later than:  -------------.

(x)  (P)4.9                   Current Wire Transfer Fee: ------------------------------  Dollars ($__________).

(y)  (P)5.3(c)                Prepayment Premium: ------------------------------------------------------------.

(z)  (P)6.1(a)                Type of Business Organization:  ------------------------------------------------.

(aa) (P)6.1(c)                Borrower's Principal Place of Business and Chief Executive Office: -------------.

(bb) (P)6.6(b)                Jurisdictions Where Sales And/Or Offers To Sell Have Occurred: -----------------.

(cc) (P)6.6(b)                Minimum Required Time-Share Approvals Application Date with respect to any
                              Construction Work Phase or Renovation Work Phase, not later than: --------------.

(dd) (P)6.9                   Insurance Letter: --------------------------------------------------------------.

(ee) (P)6.11(d)               Time-Share Association Budget Delivery Date:  ----------------------------------.

S.4 The representations, warranties and covenants of Borrower and the other terms and conditions set forth in the Loan Agreement are modified as follows:

     (a)

     (b)

S.5 In addition to the other representations, warranties and covenants of Borrower set forth in the Loan Agreement, Borrower represents, warrants and covenants as follows:

     (a)

     (b)

                                   EXHIBIT A
                                   ---------

                                     NOTE

                                   EXHIBIT B
                                   ---------

                            PERMITTED ENCUMBRANCES

                                   EXHIBIT C
                                   ---------

                                 REAL PROPERTY

                                   EXHIBIT D

                           PROCEDURES PERTAINING TO
                        DEVELOPMENTAL MATTERS REQUESTS

     A. If Borrower desires Lender to give its consent to or to take any other action concerning a matter affecting the zoning, platting, development or sale of or title to the Real Property, then Borrower will endeavor to deliver to Lender a written request ("Developmental Matters Request") at least ten (10) Business Days prior to the date such Borrower desires Lender to take such action.

     B. The Developmental Matters Request shall contain in reasonable detail the following: (1) a description of the action which Borrower desires Lender to take; (2) the date by which Borrower desires that Lender take the action and any special factors affecting Borrower's desire that Lender take the requested action by such date (such as the desire to present an amended plat to a governmental entity on a scheduled hearing date and the length of time before another hearing date can be scheduled); (3) the reason that Borrower desires the action to be taken by Lender, a description as to how the matter which is the subject of the request for Lender's action alters the plan required to be given by the Borrower to Lender pursuant to paragraph 4.1(b) of this Agreement regarding the use, development or sale of the Real Property; and (4) a description of any amendments or waivers required with respect to the Documents. At the same time, it delivers the Developmental Matters Request to Lender, Borrower will also endeavor to deliver to Lender at least two (2) copies of all items as would be reasonably required by a reasonable and prudent lender in order to evaluate the request. Borrower will in any event promptly deliver to Lender any information which Lender may reasonably request concerning the Developmental Matters Request.

     C. To the extent Lender's consent is requested to a plat, a plat amendment or covenants, conditions and restrictions affecting the Real Property, such consent shall specifically state, in addition to such other matters as Lender may require, that nothing contained in the consent shall otherwise affect, alter, or modify in any manner whatsoever the terms of the Mortgage, that except as otherwise required by law and subject to the provisions of the Time-Share Declaration the lien of the Mortgage shall be prior to the lien for all assessments, and that execution of the consent by Lender is not intended to and shall not diminish the obligations of Borrower under the Mortgage, excuse the Borrower from any liability for failure to perform any such obligation, or impair any of Lender's rights against Borrower under the Mortgage.

     D. Notwithstanding the provisions of paragraph 9.5, a Developmental Matters Request and all items delivered to Lender in connection therewith shall be addressed to :

               FINOVA CAPITAL CORPORATION
               7272 East Indian School Road, Suite 410
               Scottsdale, Arizona  85251
               Attn: Lydia Moody-Minert
               Telecopy No.: (602) 874-6445

     E. The provisions of paragraph 3.3 of the Agreement shall be applicable to each Developmental Matters Request.

     F. The procedures set forth in this Exhibit shall not apply to a request for a Partial Release of a Time-Share Interest or to obtain Advances, the procedures for which are set forth elsewhere in this Agreement.

                                   EXHIBIT E

                     OPINION MATTERS OF THE BORROWER'S AND
                         GUARANTOR'S COUNSEL OPINIONS

     Lender will require legal opinions from the Borrower's and Guarantor's counsel [which, for purposes of the opinions required pursuant to items (7)-(10) of the following sentence must be counsel licensed to practice in the jurisdiction where the Real Property is located] as to such matters as Lender reasonably deems appropriate. Without limiting the generality of the preceding sentence, opinions will be required as to (1) due organization, good standing and structure of the Borrower, Guarantor and (if any) other sureties for the Performance of the Obligations who are not natural persons; (2) due authorization, execution and delivery of the Documents executed by the Borrower, Guarantor and (if any) other sureties for the Performance of the Obligations who are not natural persons in connection with the Loan; (3) enforceability of such Documents (including choice of law provisions); (4) the absence of conflict between such Documents and Legal Requirements; (5) non-materiality of pending and threatened litigation; (6) compliance by the Borrower with applicable laws;
(7) enforceability of the Agreement and other Documents executed in connection with Loan (including choice of law provisions); (8) compliance of the Loan with usury laws; (9) zoning of such Real Property; (10) compliance of the project governing documents and project consumer documents with applicable laws; and
(11) proper perfection of the required liens and security interests.

                                   EXHIBIT F

                    ADDITIONAL DUE DILIGENCE ITEMS FOR EACH
     LOAN WITH AN ACQUISITION COMPONENT AND OTHER CONDITIONS PERTAINING TO
                             ACQUISITION ADVANCES

1. a tentative budget for the construction and/or renovation work which Borrower intends to be done with respect to the Real Property; and

2. if required by Lender in writing, a report prepared by an engineer engaged by Lender with respect to the physical condition of any improvements existing on the Real Property.

                                   EXHIBIT G

                 ADDITIONAL CONDITIONS FOR SUBSEQUENT ADVANCES
                           OF ACQUISITION COMPONENT

With each Acquisition Advance request, Borrower must complete, execute and deliver to Lender:

1.   Borrower's Affidavit for Advance (Exhibit G-1 hereof)

                                  EXHIBIT G-1
                                  -----------

                 BORROWER'S AFFIDAVIT FOR ACQUISITION ADVANCE


Borrower:  ______________________

Date:  ________________

Loan No.:  __________________

Amount: _______________________________


     In connection with and in order to induce FINOVA Capital Corporation ("Lender") to make an Acquisition Advance in the amount requested above, Borrower hereby represents, warrants and stipulates as follows:

1. The sum of (a) amount of the requested Acquisition Advance and (b) the amount of any Acquisition Advances previously made does not exceed the Acquisition Cost.

2. No material adverse change has occurred since __________________, ___, the date of the latest financial statements given by or on behalf of such person to Lender, in the financial condition or the business and operations of Borrower.

3. All representations and warranties contained in the Agreement are true and correct in all material respects as of the date hereof.

4.   Neither an Event of Default nor an Incipient Default exists.

5. Borrower has performed and complied with all other agreements or conditions required by the Agreement to be performed or complied with prior to or at the date of the requested Advance.

6. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

7. Borrower hereby requests that the requested Advance be disbursed through the following method (check one): _____ wire transfer or ____ check. If Borrower has requested disbursement via wire transfer, Borrower requests that wire transfer be made in accordance with the following instructions:

               Bank Name:_____________________________________
               Bank Address:__________________________________
               Bank ABA No.:__________________________________
               Account Name:__________________________________
               Account No.:___________________________________
               Special Instructions:__________________________
               _______________________________________________
               _______________________________________________

                              Very truly yours,

                              ____________________________________, a(n)
                              ____________________________________



                              By:____________________________________________
                              Type/Print Name:_______________________________
                              Title:_________________________________________


State of _______         )
                         ) ss:
County of _________      )

Subscribed and sworn to before me on
this _____ day of _____________, _____.

______________________________________
Notary Public

My commission expires:

______________________
(Notary Seal)

                                   EXHIBIT H

                 ADDITIONAL DUE DILIGENCE ITEMS FOR EACH LOAN
                         WITH A CONSTRUCTION COMPONENT


1. all grading permits, foundation permits, building permits, environmental permits, and other permits, licenses, approvals and certificates for the construction of the Construction Improvements, excluding, however, items which cannot be issued until after construction has been completed or otherwise reached a required stage;

2. a soils and geotechnical test report with respect to the suitability of the soils on the Real Property to construct the Construction Improvements;

3. unless a building permit has been issued for the Construction Improvements, a flood and drainage study with respect to the Real Property and the Construction Improvements;

4.   the Architect/Engineer Agreement for each Architect/Engineer;

5. Plans and Specifications for the Construction Improvements complete in all respects (subject only to Lender's approval prior to the initial Advance);

6. the Construction Budget complete in all respects (subject only to Lender's approval prior to the initial Advance);

7.   a detailed draw schedule for the Construction Component;

8. the Construction Work Progress Schedule (subject only to Lender's approval prior to the initial Advance);

9. a list of all Construction Work Contractors with whom Borrower has contracted and all subcontractors and materialmen responsible for major portions of the such Construction Work, all of whom must be satisfactory to Lender;

10. if Borrower is not acting as its own general contractor and a VI Entity is not the general contractor, copies of the general construction contract and copies of subcontracts for materials portions of the Construction Work; the consent of the Construction Work Contractors under Material Construction Work Contracts to the assignment of their respective contracts to Lender; provided, however, the express consent of a Contractor to an assignment by
     --------  -------
     Borrower of a Construction Contract with such Contractor will not be required so long as the required agreement between the Borrower and such Contractor contains provisions acceptable to Lender reflecting the Contractor's (i) consent to such assignment and (ii) agreement with respect to performance under its contract after a default by the Borrower; all information as Lender may reasonably require regarding all Construction Work Contractors under Material Construction Work Contracts, and, if required by Lender, the subcontractors and materialmen responsible for major portions of such Construction Work (which, among other things, may consist of financial statements for the last two years, federal employer tax identification numbers, a Dun & Bradstreet report, credit references and a Better Business Bureau report);

11. if Borrower is not acting as its own general contractor and a VI Entity is not the general contractor, if required by Lender and available under the laws of the state where the Real Property is located, a payment bond which complies with all Legal Requirements of the state where the Real Property is located, is issued by a surety satisfactory to Lender and is adequate to cause all persons providing labor, materials, equipment or services with respect to the Construction Work to look solely to such bond, rather than the Real Property and other Collateral, in the event of non-payment;

12. if Borrower is not acting as its own general contractor and a VI Entity is not the general contractor, if required by Lender and available under the laws of the state where the Real Property is located, a performance bond or bonds which complies/comply with all Legal Requirements of the state where the Real Property is located, is/are issued by a surety satisfactory to Lender, covering Construction Work Contracts for at least the major portions of the related Construction Work and naming Lender as a co-obligee;

13. the report of Lender's Inspector with respect to any completed work and the Construction Budget, Plans and Specifications, the Construction Work Contracts, the Construction Work Progress Schedule, and other construction-related items to the extent provided in paragraph 8.1.

                                   EXHIBIT I
                                   ---------

                                   LENDER'S
                   CONSTRUCTION WORK-RELATED ADVANCE REQUEST
                           ADMINISTRATIVE PROCEDURES

A. With each Construction Work-Related Advance Request, Borrower must complete, execute and deliver to Lender:


     1. Borrower's Affidavit for Advance (Exhibit I-1 hereof);

     2. lien waivers for Material Construction Work Contracts on such form as is required by law or is otherwise reasonably satisfactory to Lender for previous application payments no later than sixty (60) days after the Construction Work-Related Advance to which they relate; and

     3. any surveys required pursuant to paragraph 6.4(g) of the Agreement.

B. The following events must take place prior to each Construction Work-Related Advance:

     1. At Lender's option, Lender will request Title Insurer to review public records, advise Lender of same, and forward to Lender endorsement(s) as required pursuant to paragraph 6.4(h) of the Agreement.

     2. Lender must have received the report of Lender's Inspector for the inspection made by Lender's Inspector during the prior month.

     3. Lender will review the Construction Work-Related Advance Request, the Title Insurer's input and most recent report of Lender's Inspector. The Construction Work-Related Advance Request must be appropriate, complete and in proper order. The order of the Construction Work-Related Advance Request package will determine the processing time needed.

                                  EXHIBIT I-1
                                  -----------

          BORROWER'S AFFIDAVIT FOR CONSTRUCTION WORK-RELATED ADVANCE


Borrower:  ______________________

Date:  ________________

Construction Work:   __________________________________________________

Request No.:  __________________

Loan No.:  __________________

Period: _________________ to ____________________

Amount: _______________________________


     In connection with and in order to induce FINOVA Capital Corporation ("Lender") to make a Construction Work-Related Advance in the amount requested above, Borrower hereby represents, warrants and stipulates as follows:

1. The work listed in this Construction Work-Related Advance Request Package ("Request") has been completed in accordance with the Loan Agreement dated _______________, _____ between the undersigned and Lender (with any amendments, "Agreement"); all obligations for work submitted and received on previous Borrower's Construction Work-Related Advance Request have now been paid in full (except for retainage); the funds requested at this time shall be applied only to the obligations for work set forth in this Request; and all Insurance Policies (including without limitation, Builder's Risk and General Liability Coverage policies) as required by the Agreement are in full force and effect.

2. The following is a description of the completed Construction Work (by Work Phase) for which Borrower is requesting a Construction Work-Related Advance in this application: ______________________________________________________
     ___________________________________________________________________________
     __________________________________________________________________________.

3. No material adverse change has occurred in the Construction Improvements or, since __________________, _____, the date of the latest financial statements given by or on behalf of such person to Lender, in the financial condition or the business and operations of Borrower.

4. All representations and warranties contained in the Agreement are true and correct in all material respects as of the date hereof.

5.   Neither an Event of Default nor an Incipient Default exists.

6. Borrower has performed and complied with all other agreements or conditions required by the Agreement to be performed or complied with prior to or at the date of the requested Construction Work-Related Advance.

7. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

8. Borrower hereby requests that the requested Advance be disbursed through the following method (check one): _____ wire transfer or ____ check. If Borrower has requested disbursement via wire transfer, Borrower requests that wire transfer be made in accordance with the following instructions:

               Bank Name:____________________________________________
               Bank Address:_________________________________________
               Bank ABA No.:_________________________________________
               Account Name:_________________________________________
               Account No.:__________________________________________
               Special Instructions:_________________________________
               ______________________________________________________
               ______________________________________________________


                              Very truly yours,

                              ____________________________________, a(n)
                              ____________________________________



                              By:____________________________________
                              Type/Print Name:_______________________
                              Title:_________________________________


State of _________       )
                         ) ss:
County of _________      )

Subscribed and sworn to before me on
this _____ day of _____________, _____.

__________________________________
Notary Public

My commission expires:

______________________
(Notary Seal)

                                   EXHIBIT J

                    ADDITIONAL DUE DILIGENCE ITEMS FOR EACH
                       LOAN WITH A RENOVATION COMPONENT


1. the Renovation Budget complete in all respects (subject only to Lender's approval prior to the initial Renovation Work-Related Advance);

2.   a detailed draw schedule for the Renovation Component;

3. the Renovation Work Progress Schedule (subject only to Lender's approval prior to the initial Renovation Work-Related Advance); and

4. if not previously received by Lender, a report prepared by an engineer engaged by Lender with respect to the physical condition of any improvements existing on the Real Property.

                                   EXHIBIT K

                   LENDER'S RENOVATION WORK-RELATED ADVANCE
                       REQUEST ADMINISTRATIVE PROCEDURES


A. With each Renovation Work-Related Advance Request, Borrower must complete and deliver to Lender:

     1. Borrower's Affidavit for Renovation Work-Related Advance Request (Exhibit K-1 hereof); and

     2. lien waivers in connection with all Material Renovation Work Contracts on such form as is required by law or is otherwise reasonably satisfactory to Lender for previous application payments no later than sixty (60) days after the Renovation Work-Related Advance to which they relate is made; and

     3. such other items as Lender requests which are reasonably necessary to evaluate the requests of the Work-Related Advance and the satisfaction of Conditions Precedent thereto.

B.   The following events must take place prior to each Renovation Work-Related
Advance:

     4. At Lender's option, Lender will request Title Insurer to review public records, advise Lender of same, and forward to Lender endorsement(s) as required pursuant to paragraph 6.4(h) of the Agreement.

     5. Lender must have received the report of Lender's Inspector with respect to the inspection made by Lender's Inspector during the prior month.

     6. Lender will review the Renovation Work-Related Advance Request, the Title Insurer's input and most recent report of Lender's Inspector. The Renovation Work-Related Advance Request must be appropriate, complete and in proper order. The order of the Renovation Work-Related Advance Request package will determine the processing time needed.

                                  EXHIBIT K-1
                                  -----------

           BORROWER'S AFFIDAVIT FOR RENOVATION WORK-RELATED ADVANCE


Borrower:  ______________________

Date:  ________________

Construction Work:   __________________________________________________

Request No.:  __________________

Loan No.:  __________________

Period: _________________ to ____________________

Amount: _______________________________


     In connection with and in order to induce FINOVA Capital Corporation ("Lender") to make a Renovation Work-Related Advance in the amount requested above, Borrower hereby represents, warrants and stipulates as follows:

1. The work listed in this Renovation Work-Related Advance Request Package ("Request") has been completed in accordance with the Loan Agreement dated _______________, _____ between the undersigned and Lender (with any amendments, "Agreement"); all obligations for work submitted and received on previous Borrower's Renovation Work-Related Advance Request have now been paid in full (except for retainage); the funds requested at this time shall be applied only to the obligations for work set forth in this Request; and all Insurance Policies (including without limitation, Builder's Risk and General Liability Coverage policies) as required by the Agreement are in full force and effect.

2. The following is a description of the completed Renovation Work (by Work Phase) for which Borrower is requesting a Renovation Work-Related Advance in this application:_______________________________________________________
     ___________________________________________________________________________
     __________________________________________________________________________.

3. No material adverse change has occurred in the Renovation Improvements or, since __________________, _____, the date of the latest financial statements given by or on behalf of such person to Lender, in the financial condition or the business and operations of Borrower.

4. All representations and warranties contained in the Agreement are true and correct in all material respects as of the date hereof.

5.   Neither an Event of Default nor an Incipient Default exists.

6. Borrower has performed and complied with all other agreements or conditions required by the Agreement to be performed or complied with prior to or at the date of the requested Renovation Work-Related Advance.

7. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

8. Borrower hereby requests that the requested Advance be disbursed through the following method (check one): _____ wire transfer or __________ check. If Borrower has requested disbursement via wire transfer, Borrower requests that wire transfer be made in accordance with the following instructions:

               Bank Name:_______________________________________
               Bank Address:____________________________________
               Bank ABA No.:____________________________________
               Account Name:____________________________________
               Account No.:_____________________________________
               Special Instructions:____________________________
               _________________________________________________
               _________________________________________________

                              Very truly yours,

                              ____________________________________, a(n)
                              ____________________________________



                              By:________________________________________
                              Type/Print Name:___________________________
                              Title:_____________________________________


State of ___________     )
                         ) ss:
County of _________      )

Subscribed and sworn to before me on
this _____ day of _____________, _____.

__________________________________
Notary Public

My commission expires:

______________________
(Notary Seal)

                                   EXHIBIT 2

                            FORM OF PROMISSORY NOTE

                                PROMISSORY NOTE


$___________                                      _________, _____


     FOR VALUE RECEIVED, the undersigned _________________________________, a(n)
____________________ ("Borrower"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation, or order, at its office at 7272 East Indian School Road, Scottsdale, Arizona 85251, or at such other place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of ________________________________________ DOLLARS ($___________), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding, as more fully provided below. All payments in respect of this Note shall be made in immediately available funds.

                            SECTION 1.  DEFINITIONS

     1.1 When used in this Note, the following terms shall have the meanings set forth below:

          "Agreement" shall mean that Loan Agreement dated as of even date herewith and executed by Borrower and Lender (which has been executed pursuant to that Revolving Credit Facility Agreement dated as of July 9, 1998, between Vistana, Inc. and Lender), as it may be from time to time further renewed, amended, supplemented, replaced or restated.

          "Applicable Usury Law" shall have the meaning given to it in Section 3.9.

          "Business Day" shall mean any day other than a Saturday, a Sunday, a national holiday or a day on which banks in Phoenix, Arizona, are required to be closed.

          "Dollars" shall mean U.S. Dollars.

          "Lender" shall mean FINOVA Capital Corporation and its successors and assigns.

          "Loan" shall mean the loan made to Borrower under the Agreement and evidenced by this Note.

          "Maturity Date" shall mean July 9, 2006.

                 SECTION 2.  INTEREST AND PAYMENT TERMS OF NOTE

     2.1 Interest on the principal amount outstanding ("Basic Interest") shall accrue daily on the basis of the actual number of days in the computation period using a three hundred sixty (360) day year.

     2.2 Basic Interest shall be payable monthly, in arrears, on the last Business Day of each month, commencing on the last Business Day of the calendar month in which the initial advance of the Loan is made and continuing on the last Business Day of each month thereafter to and including the Maturity Date.

     2.3 Borrower will make to Holder principal payments in the amounts and at the times required by paragraph 5.2 of the Agreement.

     2.4 Unless payment of the amounts due hereunder have been accelerated or unless a payment is mandated pursuant to paragraph 5.2 of the Agreement, all sums of principal then outstanding, all accrued and unpaid interest and all other sums due under this Note shall be due and payable on the Maturity Date.

     2.5 Except as otherwise provided herein, interest ("Basic Interest") shall accrue on the unpaid principal balance of this Note from time to time outstanding at a variable interest rate per annum ("Basic Interest Rate") equal to (i) the LIBOR Rate plus (ii) two and eighty-five hundredths percent (2.85%) ("LIBOR Based Rate"), which rate shall be adjusted on each LIBOR Interest Rate Change Date (as hereinafter defined). The term "LIBOR Rate" means the rate of interest determined by Holder, based on Bloomberg Service reports, to be the rate at which deposits in United States dollars are offered by major banks in London, England, to other major banks in the London interbank market at 11:00 a.m. (London, England, local time) on the date two (2) London business days preceding the initial advance of the Loan or the LIBOR Interest Rate Change Date, as the case may be, in the London interbank market equal to one (1) month [or if a one (1) month period is not quoted or the period between the Interest Rate Change Date and the Maturity Date is less than one (1) month, then the period quoted or the period which is next greater than one (1) month or the remaining term to maturity, as the case may be]. The term "LIBOR Interest Rate Change Date" means the first Business Day of each month following the initial advance of the Loan. If prior to the commencement of any interest period, Holder determines by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate in the manner provided in the definition of such term, the LIBOR Rate shall be determined from such source as Holder shall reasonably determine.

     2.6 Any payment due hereunder, whether of principal or interest, shall, if not made when due, earn Basic Interest thereafter at a rate per annum ("Default Rate") equal to (a) the greater of two percent (2%) above the rate otherwise payable hereunder or (b) the maximum contract rate permitted under the Applicable Usury Law, whichever of (a) or (b) is lesser. At the option of Holder, Basic Interest shall accrue at the Default Rate on the unpaid principal balance of this Note while an Event of Default exists.

     2.7 If any installment of principal and/or interest required to be made in connection with the indebtedness evidenced hereby is not actually received by Holder from Borrower by the date it is due and, except in the case of the final installment for which no grace period is allowed, such failure continues for five (5) Business Days after notice of such failure to Borrower or an Event of Default occurs, Holder may at its option, without notice or demand, declare this
Note immediately due and payable, whereupon this Note shall become immediately due and payable and Borrower will pay to Holder the entire unpaid principal balance hereof, all accrued and unpaid interest thereon, and all other sums owing in connection with the Loan.

     2.8 Except as expressly provided in this Note or in the Agreement, prepayment of this Note will not be permitted in whole or in part without premium.

     2.9 This Note is secured by, among other things, that [CONSTRUCTION] [MORTGAGE] [DEED OF TRUST] and Financing Statement (With Security Agreement and Assignment of Leases, Rents, Sales Documents, Sales Proceeds and Developer's Rights) dated as of ___________________, ______, encumbering real property in __________ County, _________, and related personal property, as such security document may from time to time be renewed, amended, restated or replaced.

     2.10 Payment received in respect of this Note shall be applied in accordance with the provisions of the Agreement.

                           SECTION 3.  MISCELLANEOUS

     3.1 The contracted for rate of interest of the Loan, without limitation, shall consist of the following: (i) the Basic Interest Rate, calculated and applied to the principal balance of this Note in accordance with the provisions hereof; (ii) the Default Rate, calculated and applied to the principal balance of this Note in accordance with the provisions hereof; (iii) the Credit Facility Fee (as defined in the Agreement) attributable to the Loan; and (iv) all Additional Sums (as hereinafter defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law. All fees, charges, goods, things in action or any other sums or things of value [other than amounts described in
(i), (ii) and (iii) of the preceding sentence], to be paid by or on behalf of Borrower or received by Holder pursuant to this Note, the Agreement, the other Documents (as defined in the Agreement) or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction ("Additional Sums"), shall be payable by Borrower as, and shall be deemed to be, additional interest; and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

     3.2 If Holder undertakes to collect this Note, Borrower will pay to Holder in addition to any indebtedness due and unpaid, all costs and expenses of collection, including, without limitation, attorneys' fees, whether or not legal proceedings shall be instituted.

     3.3 Borrower and every person or entity at any time liable for the payment of the indebtedness evidenced by this Note waives: presentment for payment, protest and demand; notice of protest, demand, dishonor and nonpayment of this Note; and each and every other notice of any kind respecting this Note except as provided in this Note or in any of the other Documents. Borrower and every such person or entity further consents that at any time and from time to time, Holder may renew or extend the time of payment of any sums to be paid under this Note without limit as to the number or aggregate period of such renewals or extensions, at the request of any other person or entity liable for them. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced by this Note.

     3.4 This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

     3.5 Time is of the essence with respect to all of Borrower's obligations and agreements under this Note.

     3.6 This Note and all the provisions, conditions, promises and covenants contained herein shall be binding in accordance with its terms upon Borrower, its successors, transferees, and assigns; and shall inure to the benefit of Holder, its successors and assigns. No modification, variation, termination, discharge or abandonment of this Note and no waiver of any of the provisions or conditions of this Note shall be valid unless in writing and signed by duly authorized representatives of Borrower and Holder or their successors, transferees or assigns, as the case may be; and a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other document securing repayment of this Note or otherwise related to this Note shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at Holder's option. Nothing in this Note shall be deemed a consent to any assignment, merger or consolidation, restricted or prohibited by the terms of any of the other Documents.

     3.7 If any one or more of the provisions contained in this Note shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; provided that where the provisions of any invalidating law may be waived, they are waived by Borrower to the fullest extent possible.

     3.8 THIS NOTE HAS BEEN DELIVERED AND WILL BE SERVICED AND RETAINED IN PHOENIX, ARIZONA. THIS NOTE AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE BORROWER AND HOLDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF

ARIZONA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

     EACH OF BORROWER AND (BY ACCEPTANCE HEREOF) HOLDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE SUBJECT MATTER HEREOF, AND, IF HOLDER INITIATES SUCH ACTION, ANY COURT IN WHICH HOLDER SHALL INITIATE SUCH ACTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT HOLDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT SUCH PERSON IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER AND (BY ACCEPTANCE HEREOF) HOLDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

     BORROWER AND (BY ACCEPTANCE HEREOF) HOLDER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY SUCH PROCEEDING.

     ALL OF THE PROVISIONS SET FORTH ABOVE ARE MATERIAL INDUCEMENTS FOR LENDER'S MAKING THE LOAN TO BORROWER.

                                                       _____ BORROWER'S INITIALS

     3.9 It is the intent of the parties to comply with the usury law ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by parties is not. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or in any of the other Documents, in no event shall this Note or such other Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. If (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the Loan, or (b) the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or (c) all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received in connection with the Loan, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of this Note or refunded to Borrower, at the Holder's option, and (4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of the rate of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the Loan, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with the Loan; and (y) in the event that the effective rate of interest on the Loan should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected to such date of calculation had there been no ceiling imposed by the Applicable Usury Law shall be paid to Holder from time to time, if and when the effective interest rate on the Loan otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected to such date of calculation had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced by this Note regardless of when incurred; but, again to the extent not prohibited by Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the indebtedness evidenced by this Note regardless of when incurred.

     3.10 Any notice, demand, document or other writing required or permitted to be given by Borrower or Holder under this Note shall be given and deemed received as provided in the Agreement.

     3.11 Borrower warrants and represents that the Loan is for business or investment purposes.

     BORROWER            _________________________________,
                         a(n) _________________________



                         By: _______________________________________
                         Type/Print Name: __________________________
                         Title:_____________________________________

                         Maker's Federal EIN:  ____________

STATE OF __________________   )
                              ) ss.
County Of ________________    )

     This instrument was acknowledged before me this _____ day of ____, ____, by _________________________, the _______________________ of
_______________________, on behalf of ___________________________.  He/She is known to me or produced __________________ as identification.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ______, ____.



                                  _____________________________________________
                                  Notary Public in and for the State and County aforesaid


My commission expires:

_________________________

                                   EXHIBIT 3

                                FORM OF MORTGAGE

ATTENTION COUNTY RECORDER:

Prepared by:

Ronald M. Stoll
Streich, Lang
Renaissance One
Two North Central Avenue
Phoenix, Arizona  85004-2391                        For use by Recorder's Office
--------------------------------------------------------------------------------

[THIS MORTGAGE SECURES A NOTE IN THE STATED PRINCIPAL AMOUNT OF $_________ TOGETHER WITH OTHER INDEBTEDNESS OWED BY BORROWER TO LENDER UP TO A TOTAL MAXIMUM PRINCIPAL AMOUNT SECURED HEREBY (EXCLUSIVE OF FUTURE ADVANCES) OF $_________. ACCORDINGLY, DOCUMENTARY STAMP AND INTANGIBLES TAXES ARE BEING PAID BASED ON $_________.]


                            [CONSTRUCTION] MORTGAGE
        (With Security Agreement and Assignment of Leases, Rents, Sales
               Documents, Sales Proceeds and Developer's Rights)

     THIS [CONSTRUCTION] MORTGAGE (With Security Agreement and Assignment of Leases, Rents, Sales Documents and Sales Proceeds) is granted by _________________________________________, a(n) _______________ ("Borrower"),
whose address is c/o __________________________, 8801 Vistana Centre Drive, Orlando, Florida 32821, to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), whose address is 7272 East Indian School Road, Suite 410, Phoenix, Arizona 85251, dated as of ______________, __________.


                             W I T N E S S E T H:
                             - - - - - - - - - -

                               ARTICLE 1 - GRANT
                               -----------------

     To secure the full and timely payment and performance of the Obligations (hereinafter defined), Borrower, for good and valuable consideration, has MORTGAGED, GRANTED, BARGAINED, SOLD, CONVEYED, ASSIGNED AND TRANSFERRED, and by these presents does MORTGAGE, GRANT, BARGAIN, SELL, CONVEY, ASSIGN AND TRANSFER TO

Lender, the Mortgaged Property (hereinafter defined), and any greater estate which Borrower may hereafter acquire therein, subject, however, to the Permitted Encumbrances.

                            ARTICLE 2 - DEFINITIONS
                            -----------------------

     Unless the context clearly otherwise requires, the capitalized terms used in this Mortgage shall have the meaning given to them in this Article 2 or elsewhere in this Mortgage:

     2.1  Affiliate:  with respect to any person or entity, another person or
          ---------
entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person or entity.

     2.2  Approved Time-Share Declaration: the meaning given to it in Paragraph
          -------------------------------
11.5.

     2.3  Approved Use:  rental, time-share and resort condominium use (as
          ------------
"resort condominium use" is defined in paragraph 8.3) and the development of the Property for such use; and uses ancillary to rental, time-share and resort condominium use.

     2.4  Business Day:  any day other than a Saturday, a Sunday or a day on
          ------------
which banks in Phoenix, Arizona are required to close.

     2.5  Default Rate:  the meaning given to it in the Loan Agreement.
          ------------

     2.6  Developer's Rights:  all rights and privileges of Borrower under
          ------------------
Property Governing Documents.

     2.7  Documents:  the Loan Agreement, the Note, this Mortgage, and all other
          ---------
documents now or hereafter evidencing, securing or pertaining to the Loan, as they may be from time to time renewed, amended, restated or replaced.

     2.8  Event of Default:  the meaning given to it in Article 6.
          ----------------

     2.9  Fixtures:  all materials, supplies, equipment, apparatus and other
          --------
goods now or hereafter attached to, or installed in (temporarily or permanently) the Improvements or the Real Property.

     2.10 Impositions:  all real estate and personal property taxes, charges,
          -----------
assessments, excises and levies (including non-governmental assessments and levies such as maintenance charges, association dues, assessments, and subsidy payments under private covenants, conditions and restrictions) and any interest, costs or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon any portion of the Property or the ownership, use, occupancy or enjoyment of any portion of the Property.

     2.11 Impounds:  the deposits held by Lender pursuant to Paragraph 4.10.
          --------

     2.12 Improvements:  all improvements of any kind now or hereafter affixed
          ------------
to or erected, constructed or developed on the Real Property and which are a part of the Real Property or in which any interest is part of the Real Property.

     2.13 Indebtedness:  (a) the Loan; (b) all sums now or hereafter due to
          ------------
Lender under the terms of this Mortgage or any other Document with respect to the Loan; and (c) all modifications, extensions, renewals, replacements, increases or reinstatements of the above-described indebtedness.

     2.14 Incipient Default:  an event which after notice and/or lapse of time
          -----------------
would constitute an Event of Default.

     2.15 Leases:  all leases, subleases, licenses, concessions or other
          ------
agreements (whether written or oral, or now or hereafter in effect) which grant a possessory interest in and to, or the right to use, any portion of the Property, as they may be from time to time renewed, amended, restated or replaced.

     2.16 Legal Requirements:  (a) all present and future judicial decisions,
          ------------------
statutes, regulations, permits or certificates of any governmental authority in any way applicable to Borrower or the Property; (b) all covenants, conditions and restrictions now or hereafter contained in any instrument that is applicable to the Property or, as permitted by the terms of any Document or with Lender's prior written consent, hereafter becomes applicable to the Property; (c) all organizational documents forming, or granting and/or limiting the powers of, Borrower; and (d) all contracts or agreements (written or oral) by which Borrower or any portion of the Property is bound or, as permitted by the terms of any Document or with Lender's prior written consent, by which Borrower or any portion of the Property becomes bound.

     2.17 Loan: a non-revolving loan in a principal amount not to exceed
          ----
________________________________ Dollars ($__________)

     2.18 Loan Agreement: that Loan Agreement dated as of even date herewith,
          --------------
between Lender, as lender, and Borrower, as borrower, and providing for the Loan, as it may be from time to time renewed, amended, restated or replaced.

     2.19 Mortgage:  this Mortgage (With Security Agreement and Assignment of
          --------
Leases, Rents, Sales Documents, Sales Proceeds and Developer's Rights), as it may be from time to time renewed, spread, amended, restated or replaced.

     2.20 Mortgaged Property:  the Real Property, Personal Property, Leases,
          ------------------
Rents, Water and Utility Rights and Proceeds, together with all additions, accessions, replacements or betterments thereto.

     2.21 Lender:  the person or entity named above as being the person or
          ------
entity for whose benefit Lender is acting and any other lawful owner, holder, pledgee or assignee of the Indebtedness.

     2.22 Note:  the Promissory Note in the stated principal amount of
          ----
_____________________________ Dollars ($_______________), dated as of even date herewith, executed by Borrower pursuant to the Loan Agreement (and similarly defined in the Loan Agreement) and made payable to Lender to evidence the advances of the Loan, as it may be from time to time renewed, amended, restated or replaced.

     2.23 Obligations:  the Indebtedness and all other obligations, covenants
          -----------
and conditions that Borrower or any other person or entity is now or hereafter obligated to perform to Lender under the Documents related to the Loan.

     2.24 Permitted Encumbrances:  the matters set forth in EXHIBIT B.
          ----------------------

     2.25 Personal Property:  all fixtures and tangible and intangible personal
          -----------------
property in which Borrower now or hereafter has an interest and which either (a) is now or hereafter located on the Real Property or (b) is necessary for or arises from or pertains to the ownership, development, construction, improvement, repair, use, operation, sale or lease of any of the Real Property or any business of Borrower conducted thereon or with respect thereto [subject to the terms of any Approved Time-Share Declaration (as defined in Paragraph 11.5) to which this Mortgage becomes subordinate], including, without limitation, the following:

          (a) furniture, furnishings, equipment, inventory and other goods and other items of tangible personal property, including, without limitation: all building and other materials; vehicles; machinery; engines; boilers, furnaces, oil burners, coolers, refrigeration plants, water and sewer treatment equipment, incinerators, appliances and equipment for generating, regulating or distributing air, water, heat, electricity, light and fuel, for ventilating, cooling or sanitary purposes, for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; sprinkling and irrigation systems; alarm systems; reservation systems; telephone, communication, computer, surveillance and other electronic systems; audio-visual equipment; wall safes; cabinets, shelving, lockers, partitions, doors, vaults, elevators, awnings, window shades, venetian blinds, drapes, drapery rods, brackets, screens, floor tile, linoleum, carpets, art work, appliances, built-in furniture and bars, sofas, beds, lamps, tables, chairs and linens; walk-in refrigerator boxes, deep freeze cabinets, steam tables, dishwashers, bake ovens, set-up tables, kitchen ranges and any and all other heavy kitchen equipment; and cleaning equipment; and

          (b) (i) deposits made by third parties (including tenants' security deposits and escrow deposits under contracts of sale, to the extent permitted by applicable Legal Requirements); (ii) bank accounts, impound accounts for the payment of taxes and insurance and deposits held by Lender with respect to the Property; (iii) causes of action (including, without limitation, causes of action and claims of Borrower relating to any casualty to or taking of the Real Property or the Personal Property or any rights, appurtenant hereto), documents, insurance policies, loan commitments, accounts, chattel paper, contract rights, general intangibles and instruments, including Sales Documents, which arise from or relate to the Property, or any transaction with respect thereto or any business of Borrower conducted thereon or with respect thereto; (iv) tax refunds with respect to any Impositions and all other refundable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness pertaining to any portion of the Property or any business of Borrower conducted thereon or with respect thereto and now or hereafter deposited with any governmental authority or other person or entity, including, without limitation, tap fees, utility deposits, deposits on construction and materials contracts, commitment fees and development costs; (v) books and records, computer software, plans and specifications, shop drawings, bonds, construction contracts, architect/engineer agreements, utility (including, without limitation cable television) contracts, option rights, management agreements, marketing agreements, franchise agreements, equipment leases, maintenance contracts, service contracts, warranties and Water and Utility Rights which relate to the ownership, development, construction, improvement, repair, use, operation, sale or lease of the Property or any business of Borrower conducted thereon or with respect thereto, but expressly excluding exchange affiliation agreements; (vi) trade names, trademarks, service marks, customer lists and copyrights used in connection with the Property or any business of Borrower conducted thereon or with respect thereto, except the name "Vistana" in any form; (vii) rights and privileges of Borrower under any declaration of covenants, conditions and restrictions and/or other documents governing the Real Property; and (viii) permits (including, without limitation, building and environmental permits), licenses, franchises, certificates and other rights and privileges obtained in connection with ownership, development, construction, improvement, repair, use, operation, sale or lease of the Property or any business of Borrower conducted thereon or with respect thereto.

     2.26 Proceeds:  all cash and non-cash proceeds (including, without
          --------
limitation, accounts, chattel paper, contract rights, documents, instruments, general intangibles, and equipment, inventory and other goods) from the Property, conversion of the Property, including hazard and title insurance proceeds and awards and compensation for any taking (voluntary or involuntary), including the change of grade of streets, curb cuts and other rights of access.

     2.27 Property Governing Documents:  development agreements, declarations,
          ----------------------------
restrictive covenants or other documents benefitting or burdening the Property.

     2.28 Real Property:  the land described in EXHIBIT A, together with the
          -------------
Improvements, the Fixtures and all rights, titles, hereditaments, strips, gores and other interests now or hereafter appurtenant thereto, including, without limitation, all rights in streets, roads, public places, easements and rights of way (existing or proposed, and public or private), which are adjacent to or used in connection with such land.

     2.29 Rents:  all rents, revenues, royalties, bonuses, delay rentals,
          -----
issues, income, proceeds, profits, security and other types of deposits, and other benefits now or hereafter paid or payable for using, leasing, licensing, possessing, operating, residing in, mining, or otherwise enjoying any portion of the Property or arising exclusively from the operation of any business of Borrower conducted on or with respect to the Property, including, without limitation, income from the rental or license of the use of rooms for lodging, meeting or banquet purposes.

     2.30 Sales Documents:  all contracts for the sale of any portion of the
          ---------------
Property (including, without limitation, contracts for the sale of Time-Share Interests), instruments, chattel paper and general intangibles evidencing or representing purchase money indebtedness owing to Borrower in connection with such contracts and related sales (except sales as to which the related portion of the Property has been released from the lien of this Mortgage when no Event of Default exists), and all escrow agreements and deposits (to the extent permitted by applicable Legal Requirements) and security related to such contracts, instruments, chattel paper and general intangibles and sales, whether now or hereafter existing; provided, however, nothing herein shall be deemed to
                           --------  -------
require Lender to release Sales Documents and Sales Proceeds from the lien, assignment and security interest granted hereby when an Event of Default exists.

     2.31 Sales Proceeds:  all proceeds now or hereafter paid or payable to
          --------------
Borrower as the result of the sale of any portion of the Property except in connection with sales as to which the related portion of the Property has been released from the lien of this Mortgage, including, without limitation, all proceeds paid or payable under the Sales Documents; provided, however, nothing herein shall be deemed to require Lender to release Sales Documents and Sales Proceeds from the lien, assignment and security interest granted hereby when an Event of Default exists.

     2.32 Time-Share Interest:  the property interest described in Exhibit C.
          -------------------

     2.33 Time-Share Program: the meaning given to it in Paragraph 11.5.
          ------------------

     2.34 Water and Utility Rights:  (a) all water stock and other water rights
          ------------------------
now or hereafter associated with the Property, including, without limitation, all rights to water located on, or adjacent to, the Real Property, and (b) all rights to receive or install utility services, including, sewer, water, electricity, gas, telephone and cable television.

                  ARTICLE 3 - WARRANTIES AND REPRESENTATIONS
                  ------------------------------------------

     Borrower hereby warrants and represents the matters contained in this
Article 3 to be true.

     3.1  Title to Mortgaged Property and Lien of this Instrument.  Subject
          -------------------------------------------------------
only to the Permitted Encumbrances, Borrower is seized of, and hereby WARRANTS AND WILL FOREVER DEFEND unto Lender against the claims of all other persons, good and marketable title to a fee simple estate in the Real Property other than any portion thereof described as an "easement" or "easement parcel" and good title to the remainder of the Property. There are no liens, security interests or other rights or encumbrances existing or claimed to exist against the Property, except for the Permitted Encumbrances. This Mortgage creates a valid and subsisting mortgage lien on that portion of the Property consisting of real property and a valid and subsisting security interest in and to that portion of the Property covered by the Uniform Commercial Code adopted by the state in which the Property is located.

     3.2  Zoning and Subdivision.  The Property and the use thereof for the
          ----------------------
Approved Use does not and will not violate any Legal Requirement. The Property is zoned to permit the use thereof for the Approved Use. The Property is capable of being conveyed in its entirety without reference to any other parcel and without need to comply at the time of any such conveyance with any subdivision law or to obtain the approval of any governmental authority. Except as may be otherwise expressly disclosed in and/or permitted pursuant to the terms of the Loan Agreement: (a) all streets, easements and utilities necessary for the full utilization of the Property for the Approved Use have been completed and paid for in full; (b) all such streets have been dedicated to public use or are the subject of rights-of-way agreements and accepted by the appropriate governmental authority and/or are subject to private access easements; and (c) all such utilities are available to the Property in adequate size and with adequate capacity.

     3.3  Approvals and Reports.  Except as may be otherwise expressly disclosed
          ---------------------
in and/or permitted pursuant to the terms of the Loan Agreement: (a) Borrower has hereby obtained or caused to be obtained all necessary consents, licenses, permits, franchises, approvals and certificates and has made or caused to be made all registrations or declarations with governmental authorities that are required in connection with the Property and the Approved Use thereof; (b) the same are in full force and effect; and (c) true and complete copies of such consents, licenses, permits, franchises, approvals, certificates, registrations and declarations have been delivered to Lender.

     3.4  Condition of Property.  Upon completion of the construction of the
          ---------------------
Improvements contemplated by the Loan Agreement, all Improvements will be in good condition and repair.

     3.5  Taxes and Assessments; Condemnation.  Borrower does not know of any
          -----------------------------------
basis for any additional assessment in respect of any taxes or assessments on the Real Property, except that which may result from increased valuation resulting from the construction of any additional Improvements or Fixtures on the Real Property or from the subdivision of the Property into Time-Share Interests pursuant to Paragraph 4.3. No condemnation or similar proceedings are pending or, to the knowledge of Borrower, threatened with respect to any portion of the Real Property.

     3.6  Disclaimer of Homestead.  No part of the Property constitutes any part
          -----------------------
of the homestead of Borrower. To the extent not prohibited by applicable law, Borrower disclaims, releases and waives any right of homestead in the Property.

                             ARTICLE 4 - COVENANTS
                             ---------------------

     Borrower hereby unconditionally covenants with Lender as follows:

     4.1  Payment and Performance.  Borrower will fully and timely pay and
          -----------------------
perform all the Obligations.

     4.2  Compliance with Legal Requirements.  Except as permitted in Paragraph
          ----------------------------------
10.6, Borrower will fully and timely comply with all applicable Legal Requirements.

     4.3  Approved Use; Easements, Plats, Restrictive Covenants  and Zoning.
          -----------------------------------------------------------------
Borrower will use the Real Property solely for the Approved Use and will not engage in or suffer to exist any conduct on the Real Property that would constitute a public or private nuisance or adversely affect the insurance required hereby. Except as expressly provided in the Loan Agreement or this Mortgage regarding the creation of the Time-Share Interests and easements necessary therefor, without the prior written consent of Lender, Borrower will not (a) grant any easement over any portion of the Real Property; (b) subdivide the Real Property or its interest in the Real Property, execute or record any subdivision or parcel map or plat covering any portion of the Real Property; (c) initiate, join in or consent to the imposition or amendment of any private restrictive covenant or other public or private restriction as to the use of any portion of the Real Property or any zoning reclassification of any portion of the Real Property; or (d) seek any variance under (or deviation from) any existing zoning laws or ordinances applicable to the Real Property.

     4.4  Repair, Waste, Alterations, Etc.  Borrower (a) will keep the Real
          -------------------------------
Property and tangible Personal Property in good condition and repair and restore, replace and repair any damaged, worn out or obsolete portions of such property so as to maintain the Real Property and tangible Personal Property in at least as good a condition as it is on the date of this Mortgage and, with respect to any future Improvements, Fixtures or tangible Personal Property, in at least as good a condition as they are at the time of their completion; and (b) will not commit or permit any waste, deterioration or impairment of the Real Property and tangible Personal Property. Without the prior written consent of Lender, Borrower will not make any alterations to or remove any portion of the Improvements, Fixtures or tangible Personal Property except (x) to comply with the terms of the preceding sentence, (y) to satisfy Legal Requirements or (z) when necessary on an emergency basis to preserve and protect the Real Property and tangible Personal Property. Borrower will perform and complete all work done to the Real Property and the tangible Personal Property in a prompt and good and workmanlike manner and in accordance with the requirements (if any) of the other Documents.

     4.5  Maintenance of Existence and Rights.  Borrower will preserve and keep
          -----------------------------------
in full force and effect and renew all easements, grants, privileges, licenses, governmental approvals and franchises and other rights reasonably necessary for the Approved Use of the Property and the performance of the Obligations and pay all charges associated therewith when due.

     4.6  Lien Status.  If a claim of title, possession, lien, security interest
          -----------
or other encumbrance (excluding any statutory preliminary notice of a mechanic's, materialman's or similar lien claim), which is not a Permitted Encumbrance or has not been consented to by Lender in writing, arises or is asserted against the Property, then Borrower will notify Lender of the claim and, except as permitted in Paragraph 10.6, promptly pay such claim in full or take such other action to cause such claim to be released. At any time after the assertion of such a claim, if Lender has not received proof that the claim has been satisfied or is being contested as permitted in Paragraph 10.6, then Lender may take whatever action it determines to be necessary for the defense of its lien and security interest in the Property, including, without limitation, the employment of counsel, the prosecution and defense of litigation and the payment, compromise or discharge of such claim. Upon demand therefor, Borrower will reimburse Lender for the costs incurred in connection with such action, together with interest thereon at the Default Rate from the date of occurrence until the date reimbursed by Borrower. In taking any such action, Lender shall not be bound to inquire into the validity of any apparent or threatened claim of title, possession, lien, security interest or other encumbrance.

     4.7  Payment of Utilities and Impositions.  Except as permitted in
          ------------------------------------
Paragraph 10.6, Borrower will pay when due all charges for utility services to the Real Property and will pay and discharge Impositions against the Property prior to the date such Impositions become delinquent. However, Borrower may pay Impositions in installments, whether or not interest shall accrue on the unpaid balance of such amounts, if payment in installments is permitted by law. If Borrower fails to furnish Lender with proof that the Impositions have been paid in full or in timely installments or that Borrower is contesting such Impositions as permitted in Paragraph 10.6, then Lender may pay such Impositions and all penalties, interest and legal costs associated therewith; and Borrower will pay to Lender, upon demand, all such amounts plus interest thereon at the Default Rate from the date payment of such Impositions is made by Lender until the date reimbursed by Borrower. If Lender elects to pay any Imposition as set forth above, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer without inquiring into its accuracy or validity. Borrower will furnish Lender with proof of payment of all Impositions within thirty (30) days after they would become delinquent.

     4.8  Insurance.  Borrower will pay the cost of, or cause such costs to be
          ---------
paid, and will maintain and deliver, or cause to be maintained and delivered to Lender evidence of insurance policies required by Lender pursuant to the terms of the Loan Agreement. All insurance policies maintained by Borrower relating to the Property and the proceeds thereof are hereby assigned to Lender. Except to the extent prohibited by applicable Legal Requirements, and except in the case of any minor loss [one which does not materially affect the continuing use of the Improvements for the Approved Use and which in no event involves a loss of more than Fifty Thousand Dollars ($50,000)], in case of loss, Lender shall be entitled to receive all insurance proceeds from policies required to be maintained hereunder. Lender may apply such proceeds to the payment of the Indebtedness in such order and manner as it may elect or, at its option, apply such proceeds to restoration and repair of the Property upon such conditions as Lender may reasonably impose. Application of insurance proceeds by Lender, regardless of the manner or order, shall not waive full and timely performance of any Obligation, cure or waive any default by Borrower in the full and timely performance of the Obligations, or invalidate or affect any act done hereunder because of any such default; provided, however, that if the insurance proceeds have been received by Lender, Borrower will be obligated to repair or restore the Property only to the extent of the proceeds made available by Lender for the same. Lender shall not be obligated to see to the proper application of any insurance proceeds paid over to Borrower. Borrower will promptly notify Lender of substantial loss or damage to the Property and make proof of loss if loss or damage occurs that is covered by insurance. Borrower hereby appoints Lender as its attorney-in-fact to do any of the following at Lender's option: make proof of loss, adjust or compromise in the name of Borrower any loss covered by an insurance policy on the Property and collect and give receipt for the proceeds from such policies. If Lender acquires title to the Property or the Property is sold pursuant to Article 7, then Lender or the purchaser at foreclosure, as the case may be, shall become the owner of the insurance policies required pursuant to this Paragraph, the unearned premiums on the policies and insurance proceeds relating to prior damage to the Property.

     4.9  Condemnation.  All judgments, decrees and awards for injury or damage
          ------------
to the Property and all awards pursuant to proceedings for condemnation thereof are hereby assigned in their entirety to Lender, which may apply the proceeds thereof in the manner (with the same effect and subject to the same limitations) in which it is entitled in this Mortgage to apply insurance proceeds. Lender is hereby authorized, in the name of Borrower to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. Immediately upon obtaining knowledge of the institution or the threatened institution of any proceedings for the condemnation of any portion of the Property, Borrower will notify Lender. Borrower will then, if requested by Lender, file or defend its claims thereunder and prosecute such claims with due diligence to their final disposition and will cause any awards or settlements to be paid over to Lender for application as set forth above. Lender shall be entitled to participate in and to control such proceedings and to be represented in such proceedings by counsel of its own choice, and Borrower will deliver, or cause to be delivered, to Lender such instruments as Lender may request to permit such participation.

     4.10 Taxes, Insurance and Other Impositions.  At all times required by
          --------------------------------------
Lender after an Event of Default has occurred, Borrower will make monthly deposits to Lender as a reserve for the payment of all Impositions and the cost of all insurance policies required to be maintained by Borrower under this Mortgage. Such installments shall be equal to the estimated Impositions and premium(s) for such insurance next due (as reasonably estimated by Lender giving due consideration to the previous year's Impositions and premiums), less all amounts already paid therefor, and divided by the number of months that are to elapse before one (1) month prior to the date when such Impositions or premium(s) will become delinquent. If legal title to the Property is transferred without being released by Lender from this Mortgage, Lender shall be entitled, at its option, to treat the new holder of legal title as the owner of the Impounds, and any transferee shall be deemed to have assumed Lender's obligations hereunder with respect to the assigned Impounds. The Impounds may be held by Lender in non-interest bearing accounts (unless interest is required by applicable law, in which case Lender shall pay Borrower the minimum amount of interest required by such law to be paid) and (unless otherwise required by law) commingled with Lender's other funds. Upon assignment of any portion of the Indebtedness and the lien of this Mortgage, Lender shall have the right to pay any portion of the Impounds then in its possession to the assignee, whereupon Lender shall become completely released from all liability with respect to the assigned Impounds. Upon release of this Mortgage or at such earlier time as Lender may elect, the Impounds may be paid over to Borrower or the then owner of the Property, as Lender shall elect; and no other party shall have any right or claim to the assigned Impounds. If the Impounds are in an amount sufficient for that purpose, the Impounds shall be used (or, at Lender's option, given to Borrower to use) to pay the Impositions and insurance premiums then due; but otherwise, Lender shall have the option of crediting the full amount of the Impounds against the Indebtedness.

     4.11 Taxes on Note or this Instrument.  If at any time a change in the law
          --------------------------------
results in any tax or tax increase upon any Document or upon any rights, titles, liens or security interests created by the Documents, Borrower will immediately pay all such taxes and thereafter will continue to pay such taxes as they become due. If it is unlawful for Borrower to pay such taxes, Borrower shall not be required to pay such taxes, but Lender may demand payment of the Obligations in full and Borrower will pay the Obligations in full within sixty (60) days after such demand.

     4.12 Further Assurances.  Borrower will execute, acknowledge, deliver and
          ------------------
record such further instruments and do such further acts as Lender determines to be necessary, desirable or proper to carry out the purposes of the Documents and to subject to the liens and security interests created by the Documents any property intended to be covered by them or any other property which is essential to the Approved Use of the Property.

                             ARTICLE 5 - TRANSFERS
                             ---------------------

     5.1  Restrictions on Transfer, Encumbrance, Merger and Consolidation.
          ---------------------------------------------------------------
Except as expressly permitted pursuant to the terms of the Loan Agreement and for transfers made with the prior written consent of Lender, Lender, at its option, may at any time declare the Indebtedness immediately due and payable if any of the following events occur: (a) Borrower shall sell, convey, lease (other than for "resort condominium uses"), mortgage, pledge, encumber or otherwise transfer any portion of the Property or interest therein; (b) Borrower shall further assign or hypothecate any Rents, Sales Proceeds or other proceeds from any portion of the Property; (c) Borrower shall permit or suffer to exist any change in the legal or beneficial ownership of it or the power to control it; or
(d) Borrower shall approve any managing agent for any portion of the Property or enter into any management agreement for any portion of the Property, other than
(i) the appointment of, or a management agreement with, an Affiliate of Borrower or another entity approved by Lender and (ii) for the appointment of a managing agent for the Association (as defined in Paragraph 11.5) in accordance with the Approved Time-Share Declaration (as defined in Paragraph 11.5). Any such act shall be expressly subject to this Mortgage and the prior lien created by this Mortgage, and written consent of Lender to any one such act shall not be construed to be a waiver of this provision with respect to any subsequent act.

     5.2  Compliance.  Borrower will not take any action which would entitle
          ----------
Lender to accelerate the Indebtedness pursuant to this Article.

                         ARTICLE 6 - EVENTS OF DEFAULT
                         -----------------------------

     6.1  Events of Default.  The occurrence of any of the following events
          -----------------
shall, at Lender's election, be an "Event of Default":

          (a)  failure of Lender to receive from Borrower within five
     (5) Business Days of the date when due and payable (i) any amount payable under the Note or (ii) any other payment due under the Documents, except for the payments due at the maturity date of the Note for which no grace period is allowed;

          (b) any representation or warranty of a person other than Lender or its agent contained in the Documents or in any certificate furnished to Lender under the Documents by or on behalf of Borrower proves to be, in any material respect, false or misleading as of the date deemed made; provided that if such representation or warranty was not intentionally made falsely or with the intent to mislead or was not made recklessly, such occurrence shall not constitute an Event of Default unless the actual condition might adversely affect performance of the Obligations, the

     Property, the business or financial condition of Borrower or any guarantor of the Obligations ("Guarantor"), or the ability of Borrower or any Guarantor to perform the Obligations;

          (c) a default in the performance of the Obligations or a violation of any term, covenant or provision of the Documents (other than a default or violation referred to elsewhere in this paragraph 6.1) which continues unremedied (i) for a period of five (5) Business Days after notice of such default or violation to Borrower in the case of a default under or violation of Paragraph 4.6 arising from a lien to which Borrower has not consented or (ii) in the case of any other default or violation, for a period of thirty (30) days after notice to Borrower of such default or violation plus only if such default or violation cannot be cured by Borrower proceeding diligently and Borrower has been diligent in attempting to effect cure, such additional period not to exceed thirty (30) days as may be required by Borrower proceeding diligently to effect cure;

          (d) an "Event of Default," as defined elsewhere in any of the Documents;

          (e) Borrower abandons any portion of the Property if such portion is material to the operation of the Real Property and Improvements for the Approved Use;

          (f) unless Borrower is proceeding in accordance with the provisions of Paragraph 10.6, the holder of any lien or security interest on any part of the Property (without implying Lender's consent to the creation or existence of any such lien or security interest) institutes foreclosure, receivership or other proceedings for the enforcement of its remedies under any instrument creating such lien or security interest;

          (g) any failure to maintain insurance as required pursuant to Paragraph 4.8; or

          (h) any act or event which permits the acceleration of the Indebtedness pursuant to Paragraph 5.1.

                     ARTICLE 7 - REMEDIES AND FORECLOSURE
                     ------------------------------------

     7.1  Remedies.  If an Event of Default occurs, Lender may, at Lender's
          --------
election and by or through Lender or otherwise, exercise any or all of the following rights, remedies and recourses without notice:

          (a)  Acceleration. Lender may declare the entire accrued but
               ------------
     unpaid portion of the Indebtedness or any portion thereof to be immediately due and payable, without notice, grace, presentment, protest, demand for payment or any other action whatsoever (each of which hereby is expressly waived by Borrower), whereupon the same shall become immediately due and payable.

          (b)  Entry Upon and Operation of the Mortgaged Property. To
               --------------------------------------------------
     the extent allowed by applicable law, Lender may enter upon and into the Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Borrower remains in possession of any portion of the Property while an Event of Default exists, Lender may (without implying any requirement therefor) invoke any and all legal remedies to dispossess Borrower. Lender may hold, sell, lease, manage, operate, subdivide, or otherwise use or permit the use of the Property, either by itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Lender, in its judgment, determines to be appropriate under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other actions with reference thereto, from time to time, as Lender determines to be appropriate and consistent with applicable Legal Requirements). Lender may apply all amounts collected from such activities in the same manner as Rents and Sales Proceeds may be applied by it according to the terms of this Mortgage. In the exercise of the foregoing rights and powers, Lender shall not be liable to Borrower for any loss or damage thereby sustained unless due solely to the gross negligence or willful misconduct of Lender.

          (c)  Receiver.  Lender may make application to a court of
               --------
     competent jurisdiction, as a matter of strict right and without notice to Borrower or regard to the adequacy of the security for the payment and performance of the Obligations, for appointment of a receiver of the Property; and Borrower does hereby irrevocably consent to such appointment upon ex parte application. Any such receiver shall have all the usual powers of receivers in similar cases; and, without limiting the generality of the foregoing and to the extent not prohibited by law, shall have all the powers of Lender set forth in the preceding subparagraph (b), including the full power to sell, rent, maintain, manage, subdivide, and otherwise operate the Property upon such terms as may be approved by the court. All sums received therefrom may be applied in the same manner as Lender is entitled to apply Rents and Sales Proceeds in accordance with the terms hereof. The expenses, including receiver's fees, attorneys' fees and court costs, incurred pursuant to the powers herein contained shall be secured by this Mortgage. Lender shall be liable to account only for such rents, issues and profits as are actually received by Lender, whether received pursuant to this subparagraph or subparagraph 7.1(b) above. Notwithstanding the appointment of any receiver or other custodian, Lender shall be entitled as secured party hereunder to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Lender.

          (d)  Foreclosure.  Upon the occurrence of an Event of
               -----------
     Default, then, and in every such case, Lender shall have the right to foreclose the lien hereof in accordance with applicable Florida law and to exercise any other remedies of Lender provided in any one or more of the Documents, or which Lender may have at law, at equity or otherwise. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Obligations in the decree of sale, all expenditures and expenses which may be paid or incurred by or on behalf of Lender in connection with such suit, including, without limitation, all attorneys' fees, receivers' fee, environmental consultants' fees, appraisers fees, outlays for documentary and expert evidence, stenographer's charges, publication costs, costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examination, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true conditions of the title to or the value of the Property, and any other expenses and expenditures which may be paid or incurred by or on behalf of Lender. All expenses of the nature mentioned in this Paragraph, and such other expenses and fees as may be incurred in the protection of the Property and rents and income therefrom and the maintenance of the lien of this Mortgage, including, without limitation, attorneys' fees shall be part of the Obligations and shall be immediately due and payable by Borrower with interest thereon at the Default Rate from the date of expenditure until paid.

          (e)  Right of Set Off.  Lender may set off and apply any and
               ----------------
     all deposits held and other indebtedness owing by Lender to or for the credit or account of Borrower, against any and all Obligations, even though such obligations of Lender may be unmatured.

          (f)  Other.  Lender may exercise any and all other rights,
               -----
     remedies and recourses granted under the Documents or now or hereafter existing at law or in equity, including, without limitation, the Uniform Commercial Code.

     7.2  Foreclosure.  In addition to Lender's other rights, Borrower agrees
          -----------
that Lender shall have the following rights in connection with foreclosure of the lien and security interest of this Mortgage to the extent not otherwise prohibited by applicable law:

          (a)  Partial Sales and Sales in Separate Lots; Foreclosure
               -----------------------------------------------------
     for Installments. At any foreclosure sale, all or a portion of
     ----------------
     the Property may be sold
     or the Property being sold may be sold together or in separate lots or parcels in such order and manner as Lender may determine to be in Lender's best interests. Lender may also require the foreclosure of the lien and security interest of this Mortgage to satisfy any unpaid installment or portion of the Indebtedness without declaring the entire Indebtedness due and payable, and such foreclosure shall not in any manner affect the remaining Obligations as to which this Mortgage shall remain in full force and effect. However, Borrower shall have no right to require that the foreclosure of this Mortgage or the sale of the Property be made in any particular manner. If the proceeds of such sale(s) of less than the whole of the Property are not sufficient to pay the entire Indebtedness and the expenses thereof, this Mortgage shall remain in full force and effect as to the unsold portion of the Property. Any number of foreclosure sales may be had until the whole of the Property is sold.

          (b)  Lender May Bid.  Any person or entity (including Lender)
               --------------
     may bid and become the purchaser of all or any part of the Property at any foreclosure sale. The Indebtedness, or any portion thereof, may be credited on the purchase price in lieu of any cash payments.

          (c)  Personal Property. The Personal Property may be sold
               -----------------
     separately from that portion of the Property consisting of real property and may be sold in the same or separate proceedings; and, at Lender's option, all Property may be sold in one unit as a going business.

     7.3  Application of Proceeds.  The proceeds of sales of the Property and
          -----------------------
any Rents and Sales Proceeds and other amounts generated by the holding, leasing, sale, operation or other use of the Property shall be applied, to the extent not prohibited by law, by Lender and any receiver (if one is appointed) as follows:

          (a) first, together with interest thereon at the Default Rate, to the payment of any costs and expenses incurred by Lender, or any receiver (if one is appointed) from the foreclosure of the Property and the protecting, taking of possession, holding, using, leasing, repairing, improving and selling of the Property, including, without limitation, (i) receiver's fees, (ii) court costs, (iii) attorneys' or accountants' fees (to the extent not prohibited by law), (iv) costs of advertisement, (v) Impositions, (vi) title search costs and title insurance premiums, (vii) costs of environmental investigations, (viii) any other expenses of the type mentioned in Paragraph 7.1(d), and (ix) without in any way implying Lender's prior consent to the creation of such rights, titles or interests, costs incurred to remove or cure any liens, security interests or other rights, titles or interests superior to the lien and security interest of this Mortgage;

          (b) second, to the payment of all late charges, costs, fees, expenses and prepayment premiums required by the Documents to be paid by Borrower, then to accrued and unpaid interest due on the Notes in such order and manner as Lender may determine; and then to the unpaid principal balance of the Notes in such order and manner as Lender may determine;

          (c) third, to the payment of the other Indebtedness in such order and manner as Lender may determine; and

          (d) last, the excess, if any, to the person or persons legally entitled thereto. If any dispute arises with respect to the person or entity entitled to the excess proceeds, Lender may, at its option, tender the excess proceeds into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it determines to be appropriate and thereupon be discharged from any liability hereunder.

Notwithstanding anything herein to the contrary, neither Lender nor any receiver (if one is appointed) shall have any obligation to incur any cost or expense in connection with the holding, using, leasing, repairing, improving or selling of the Property or to remove or cure any lien, security interest, or other right, title or interest superior to the lien and security interest of this. Mortgage.

     7.4  Tenancy at Will.  If, at the time of foreclosure sale, Borrower or any
          ---------------
other person occupies any portion of the Property so sold, such occupant shall immediately become the tenant at will of the purchaser at such sale, at a reasonable rental per day established by such purchaser and based upon the value of the portion of the Property so occupied. Such rental shall be due and payable daily to the purchaser.

     7.5  Lender's Right to Perform.  Without limiting Lender's rights under any
          -------------------------
other Paragraph, if Borrower fails or refuses to pay or perform any Obligation and either (i) an Event of Default exists, (ii) Lender deems such action necessary to protect the Collateral or its value, or (iii) such failure constitutes a failure to maintain in force the insurance required under Paragraph 4.8, then at any time thereafter, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Lender may have, Lender may (but shall not be obligated to) pay or perform such Obligation for the account of and at the expense of Borrower. For such purpose, to the extent allowed by law, Lender shall have the right to enter upon the Real Property and into the Improvements and to take all action thereon and with respect thereto as it determines to be necessary or appropriate. Upon demand therefor, Borrower will reimburse Lender for all sums paid by Lender pursuant to this Paragraph, together with interest thereon at the Default Rate from the date paid until reimbursed to Lender.

     7.6  Discontinuance of Proceedings.  Lender shall have the unqualified
          -----------------------------
right to invoke any right, remedy or recourse permitted under the Documents and thereafter to elect to discontinue or abandon it for any reason. In such an event, Borrower and Lender shall be restored to their former positions with respect to the Obligations, the Documents, the Property and otherwise, and all of the rights, remedies and recourses of Lender shall continue as if never invoked.

     7.7  Remedies Cumulative, Concurrent and Nonexclusive.  All rights,
          ------------------------------------------------
remedies and recourses of Lender (a) may, in the discretion of Lender, be pursued separately, successively or concurrently and (b) may be exercised as often as occasion therefor shall arise. To the extent not prohibited by applicable law, (x) Lender may sue and recover judgment on all or less than all of the Indebtedness, either before, during or after foreclosure of the lien and security interest of this Mortgage or any of the other Documents; (y) the right of Lender to recover such judgment shall not be affected by the exercise of any other right, remedy or recourse of Lender; and (z) after a sale of the Property or other security for the payment and performance of the Obligations and the application of the proceeds of sale as provided in any of the Documents, Lender shall be entitled to enforce payment of the unpaid Obligations and to recover judgment for the unpaid Obligations, together with interest on the deficiency at the Default Rate from the date of sale to the date that payment is actually received by Lender. Without limiting the generality of the foregoing, obtaining of a judgment or decree on any portion of the Indebtedness, whether in the State of Arizona, the state in which the Real Property is located, or elsewhere, shall not in any manner affect the lien of this Security Document upon the Property, and any judgment or decree so obtained shall be secured hereby to the same extent such Indebtedness is now secured. Lender may resort to any security for the payment and performance of the Obligations in such order and manner as Lender may elect without affecting the lien and security interest of this Mortgage. No exercise of any right, remedy or recourse of Lender shall have the effect of curing any default of Borrower.

     7.8  No Release Implied.  Neither Borrower nor any other person or entity
          ------------------
primarily or secondarily liable for any of the Obligations shall be relieved of any such Obligation by reason of any of the following, even if done without consideration or notice to such person or entity: (a) the failure of Lender to comply with any request of Borrower or any other person to foreclose the lien of this Mortgage or to enforce any provision of the Documents; (b) any agreement or stipulation between Borrower or any subsequent owner of the Property and Lender extending, renewing, rearranging or in any other way modifying the terms of the Indebtedness or the Documents (in which event Borrower and all such other persons shall continue to be liable to pay and perform the Obligations according to the terms of such agreement unless expressly released and discharged in writing by ) Lender); (c) the release of any person or entity from liability to perform any Obligations or the release or subordination or taking of any security (including any portion of the Property) for the performance of the Obligations; or (d) any other act or occurrence, save and except the complete release of this Mortgage. Furthermore, no such act or occurrence shall, except as expressly provided in writing signed by Lender at the time, in any way affect, impair, subordinate or release the liens or security interests, created by the Documents.

     7.9  Waiver of Redemption; Notice and Marshalling of Assets.  To the
          ------------------------------------------------------
fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Borrower by virtue of any present or future law or judicial decision exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, right of redemption (equitable or legal) or extension of time for payment; (b) all right to receive notices of an election by Lender to exercise, or its actual exercise of, any right, remedy or recourse provided for under the Documents; (c) all right to a marshalling of assets or sale in inverse order of alienation or rights pertaining to the administration of the estates of decedents; and (d) all other rights and matters which would defeat the right of Lender to sell the Property for the collection of the Indebtedness (without any prior or different resort for collection).

                    ARTICLE 8 - ASSIGNMENT OF LEASES, RENTS,
                    ----------------------------------------
             SALES DOCUMENTS, SALES PROCEEDS AND DEVELOPER'S RIGHTS
             ------------------------------------------------------

     8.1  Assignment.  For other good and valuable consideration, including the
          ----------
Indebtedness evidenced by the Note, the receipt and sufficiency of which are hereby acknowledged, Borrower has GRANTED, BARGAINED, SOLD, CONVEYED, ASSIGNED AND TRANSFERRED, and by these presents does GRANT, BARGAIN, SELL, CONVEY, ASSIGN AND TRANSFER absolutely unto Lender, its successors and assigns all of Borrower's rights, title and interest in, to, under and with respect to the Leases, Rents, Sales Documents, Sales Proceeds and Developer's Rights subject only to the Permitted Encumbrances. Borrower hereby warrants and will forever defend unto Lender the title to the Leases, Rents, Sales Documents, Sales Proceeds and Developer's Rights arising from any disposition of its interests in the Property against every person whomsoever lawfully claiming or to claim the same or any part thereof, subject to the Permitted Encumbrances. Borrower hereby authorizes and directs any lessee or purchaser of the Property to deliver any such payment to, and otherwise to attorn all other obligations under the Leases and Sales Documents directly to, Lender. Borrower will perform all its obligations under the Leases, Sales Documents and Property Governing Documents. Borrower authorizes and appoints Lender as its attorney-in-fact to perform the obligations of such Borrower in connection with the Leases, Sales Documents and Property Governing Documents and/or to preserve its rights thereunder. All sums expended by Lender in so doing shall be payable by Borrower upon demand and accrue interest at the Default Rate from the date incurred until paid; and shall be secured hereby and by all other security for the payment and performance of the Obligations. No lessee or purchaser shall be required to inquire into the authority of Lender to collect any Rent or Sales Proceeds, and any such person's obligation to Borrower shall be absolutely discharged to the extent of its payment to Lender. Notwithstanding anything in this Mortgage to the contrary, but subject to the provisions of the other Documents, Lender hereby grants to Borrower a license ("License"): (a) to exercise all Developer's Rights; (b) to collect and receive all Rents and otherwise to exercise all rights and benefits of the Leases; and (c) to collect and receive all Sales Proceeds to the extent arising from the sale of Time-Share Interests expressly permitted pursuant to the terms of the Loan Agreement. Upon the occurrence of an Event of Default, the License shall be immediately revoked and Lender may collect the Rents and all Sales Proceeds; provided, however, that such License shall continue as to Developer's Rights until Lender records the acceptance of appointment described in Paragraph
8.2. All Rents and Sales Proceeds collected by Lender shall be applied to the following: (a) the payment of all taxes and lien assessments levied and due and payable against the Property, where provision for paying them is not otherwise made to the satisfaction of Lender; (b) to the payment of the Obligations due and owing to Lender; (c) to the payment of current operating costs and expenses (including, without limitation, repairs, maintenance and necessary acquisition of property and expenditures for capital improvements) arising in connection with the Property; and (d) to the extent Borrower has any interest therein, to such Borrower or its designee. All Rents and Sales Proceeds collected by Lender may be applied to the items listed in the preceding sentence in any order and manner that Lender determines to be advisable without regard to any order of priority. Without limiting the generality of any other provision of this
Mortgage: (a) Lender may take any and all actions it determines to be necessary or appropriate to preserve all of Borrower's rights with respect to the Leases and Sales Documents and the Developer's Rights; and (b) if an Event of Default exists, Lender may, with respect to the Leases and the Sales Documents, (i) institute enforcement actions against obligors thereunder, (ii) enter into modification agreements and make extension agreements with respect to payments and other performances, (iii) release persons liable for performance, (iv) settle and compromise disputes with respect to payments and performances claimed due, all without notice to, or without being called to account therefor by Borrower and without relieving Borrower from Performance of the Obligations, and
(v) receive, collect, open and read all mail of Borrower for the purpose of obtaining all items pertaining to the Leases and Sales Documents.

     8.2  Developer's Rights.  Notwithstanding anything in this Article 8 to the
          ------------------
contrary, Borrower hereby appoints and designates Lender as the successor to Borrower's interest in the Developer's Rights; provided, however, that such appointment shall not take effect until Lender accepts such appointment in a writing which is recorded in the public records of the county in which the Real Property is located.

     8.3  Resort Condominium and Other Revenues.  The Real Property may be
          -------------------------------------
operated as a resort condominium (any such use shall be considered to be "resort condominium use"), Borrower hereby stipulates and agrees that the Real Property consists, in part, of a finite number, or inventory, of rooms and related amenities available for sale, license and/or lease for resort condominium use, and that all room rate revenues generated from the sale, license or lease of room "nights" (exclusive of food, beverage and other service-related revenues) ("Realty Proceeds") constitute rent or proceeds of the Real Property under
Section 552(b) of the United States Bankruptcy Code ("Code"). If at any time prior to full repayment of the Indebtedness, Borrower becomes the subject of any bankruptcy proceedings under the Code (whether voluntary or involuntary), Borrower intends for Lender to have a continuing, valid, first priority security interest in all post-petition Realty Proceeds pursuant to Section 552(b) of the Code. In connection therewith, Borrower acknowledges and agrees that the sale, license and/or lease of each room "night" occurring after the commencement of any such bankruptcy proceeding shall constitute payment for the use and occupancy of the Property, and/or a conversion of the Lender's pre-petition real property security and/or a conversion of Lender's pre-petition inventory security into cash or accounts, and in all cases constitutes proceeds of Lender's pre-petition secured collateral, and constitutes the "cash collateral" of Lender as that term is defined in Section 363(a) of the Code. Borrower further acknowledges and agrees that, in order for Lender's security interest in the Real Property to be adequately protected upon the filing of any bankruptcy proceeding by or against Borrower, (i) all Realty Proceeds must and will be immediately segregated upon receipt, and (ii) cash payment must and will be made to Lender in an amount equal to all post-petition Realty Proceeds less such amounts as may be agreed to by Lender as necessary for the continued operation of the Real Property for resort condominium or similar purposes. In the event such post-petition Realty Proceeds are not timely paid to Lender, Lender shall be entitled to, and that Borrower will not oppose any request for, immediate relief from the stay pursuant to Section 362 of the Code or other Code provisions, whereupon Lender shall be entitled to pursue the full extent of its remedies hereunder.

     8.4  Relationship.  Except as expressly set forth in Paragraph 11.5,
          ------------
nothing in this Mortgage shall be construed to obligate Lender to discharge or perform the duties of Borrower under the Leases, Sales Documents, Property Governing Documents or any other instrument or of a landlord to a tenant or of a seller to a purchaser or to impose any liability as a result of the exercise of the right to collect Rents or Sales Proceeds under a Lease or Sales Document or the exercise of any of Developer's Rights; and Lender shall not be responsible or liable in any manner with respect to the Property or the use, occupancy or enjoyment of all or any part thereof.

     8.5  Termination of Assignment.  The assignment set forth in this Article 8
          -------------------------
will terminate at such time as this Mortgage is entitled to be released pursuant to Paragraph 10.7.

     8.6  SECTION 697.07.  THE PARTIES ACKNOWLEDGE AND CONFIRM THE APPLICATION
          --------------
OF SECTION 697.07 OF THE FLORIDA STATUTES ENTITLED "ASSIGNMENT OF RENTS," AS AMENDED, TO THIS TRANSACTION AND THIS MORTGAGE AND AGREE THAT SUCH SECTION
697.07 SHALL GOVERN THE RIGHTS OF LENDER AND LIABILITIES OF BORROWER, AND THE PARTIES FURTHER AGREE TO BE BOUND THEREBY.

                        ARTICLE 9 - SECURITY AGREEMENT
                        ------------------------------

     9.1  Security Interest.  This Mortgage (a) shall be construed as a mortgage
          -----------------
on real property and (b) shall also constitute and serve as a "security agreement" within the meaning of the applicable Uniform Commercial Code with respect to all portions of the Property for which the granting of security interests therein is governed by such Uniform Commercial Code. To this end, Borrower has GRANTED, and by these presents does GRANT, unto Lender, a security interest in and to all their rights, title and interest in, to and under the Property subject to the Uniform Commercial Code (including, without limitation, the Personal Property, all income from the rental or license of the use of rooms for lodging, meeting or banquet purposes and/or from any other business of Borrower conducted with respect to the Property, Sales Documents and Sales

Proceeds), subject only to the Permitted Encumbrances, to secure the full and timely payment and performance of the Obligations.

     9.2  Fixture Filing.  Some items of the Property are goods that are, or are
          --------------
intended to become, fixtures related to the Real Property. It is intended that, as to those goods, this instrument shall be effective as a financing statement and fixture filing from the date of its filing for record in the real estate records of the county in which the Real Property is located. Information concerning the security interest created hereby may be obtained from Lender, as the secured party, at the address of Lender stated above. The mailing address of Borrower as debtor shall be the address stated above for Borrower. The principal place of business or chief executive office of Borrower is 8801 Vistana Centre Drive, Orlando, Florida 32821.

     9.3  Notice of Changes.  Borrower will give advance notice in writing to
          -----------------
Lender of any proposed change in Borrower's name, identity, structure, principal place of business or chief executive office, or change in location of the Property and shall execute and deliver to Lender, prior to or concurrently with the occurrence of any such change, all additional financing statements that are necessary or Lender may require to establish and maintain the validity and priority of Lender's security interest with respect to any of the Property.

     9.4  Uniform Commercial Code Remedies.  If Lender disposes of any of the
          --------------------------------
Property pursuant to the Uniform Commercial Code, twenty (20) Business Days written notice by to Lender to Borrower shall be deemed to be reasonable notice.

                          ARTICLE 10 - MISCELLANEOUS
                          --------------------------

     10.1  Notices.  Except as may be expressly otherwise provided in this
           -------
Mortgage, all notices, requests or demands required or permitted to be given under this Mortgage shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day (as defined below) after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as the party being notified may have designated in a notice given to the other party. Written notice may be given by telecopy to the telecopier number as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received prior to the expiration of the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand -delivered or deposited for delivery via courier or in the United States mails in accordance with the requirements set forth above. The addresses and telecopy numbers for Lender and Borrower are:

     If to Lender:       FINOVA Capital Corporation
                         7272 East Indian School Road
                         Suite 410
                         Scottsdale, Arizona 85251
                         Attn:  Vice President - Resort Finance
                         Telecopy No.:  (602) 874-6444

     with a copy to:     FINOVA Capital Corporation
                         7272 East Indian School Road
                         Suite 410
                         Scottsdale, Arizona 85251
                         Attn:  Vice President - Group Counsel
                         Telecopy No.:  (602) 874-6445

     If to Borrower:     ___________________________
                         8801 Vistana Center Drive
                         Orlando, Florida 32821
                         Attn:  Chief Financial Officer
                         Telecopy No.: (407) 289-3222

     with a copy to:     Susan Werth, Esq.
                         Vistana, Inc.
                         701 Brickell Avenue, Suite 2100
                         Miami, Florida 33131
                         Telecopy No.: (305) 374-7159

Notwithstanding anything in this Mortgage to the contrary, notice of foreclosure of this Mortgage and sale of the Property may be given in any manner which meets the requirements of the applicable laws of the state where the Real Property is located with respect to foreclosure of real and personal property in effect at the time of such sale; and such alternative notices shall constitute sufficient notice under this Mortgage.

     10.2  CHOICE OF LAW; JURISDICTION; VENUE; AND WAIVER OF JURY TRIAL.
           ------------------------------------------------------------


          (A) THIS MORTGAGE AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES, PROVIDED, HOWEVER, THAT THE CREATION, PERFECTION AND

     FORECLOSURE THE LIEN, SECURITY INTEREST, ASSIGNMENT AND OTHER CHARGES CREATED BY THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) OF THE STATE WHERE THE REAL PROPERTY IS LOCATED.

          (B) EACH OF BORROWER AND (BY ITS ACCEPTANCE HEREOF) LENDER: (I) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS MORTGAGE OR THE SUBJECT MATTER HEREOF, AND, IF LENDER INITIATES SUCH ACTION, ANY IN WHICH LENDER SHALL INITIATE SUCH ACTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (II) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT BORROWER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER AND (BY ITS ACCEPTANCE HEREOF) LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

          (C) LENDER (BY ACCEPTING THIS MORTGAGE) AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE DOCUMENTS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY SUCH PROCEEDING.

          (D) ALL OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH ARE A MATERIAL INDUCEMENT FOR LENDER'S MAKING THE LOAN TO BORROWER.
                                                      (______ BORROWER INITIALS)

     10.3  Interpretation. The Article, Paragraph and Subparagraph headings
           --------------
hereof are inserted for convenience of reference only and shall not alter, define or be used in construing the text of such Articles, Paragraphs or Subparagraphs. All Schedules and Exhibits referred to herein are herein incorporated by this reference. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. If more than one person or entity collectively comprise Borrower, the term "Borrower" shall include each such person or entity in their individual capacities and jointly and each such person shall be jointly and severally liable for the performance of the Obligations under this Mortgage. Each Borrower who executes this instrument and each subsequent owner of the Property, or any part thereof (other than Lender or any purchaser at foreclosure), agrees that it will perform and be bound by each term of this Mortgage as if such person were the named Borrower. The provisions of this Mortgage shall not be construed to limit the obligations of Borrower, or the rights of Lender, under the other Documents. Time is of the essence for each provision herein.

     10.4  Subordination.  The rights of any person or entity to be subrogated
           -------------
to the lien and security interest and assignment granted hereby hereof by virtue of the payment or satisfaction of any portion of the Indebtedness shall be subordinated and remain inferior to the rights of Lender under this Mortgage until all the Indebtedness has been paid in full. Any such person or entity shall be regarded as a junior lienholder at any foreclosure proceeding and shall not be entitled to notice thereof (unless otherwise required by law) and, until Lender is fully paid, shall not be entitled to participate in any proceeds therefrom.

     10.5  Subrogation.  To the extent funds are at any time following the date
           -----------
hereof advanced by Lender under any of the Documents for the purpose of paying any indebtedness now or hereafter secured by any liens or security interests or assignments on the Property other than the liens, security interests and assignments created by this Mortgage, Lender shall be subrogated to any and all rights, liens, security interests and equities owned or claimed by the holder of such other liens, security interests and assignments.

     10.6  Permitted Contests.  After prior written notice to Lender, Borrower
           ------------------
at its expense may contest, by appropriate legal or other proceedings conducted in good faith and with due diligence, the amount or validity of any Imposition, Legal Requirement or any monetary lien, so long as: (a) in the case of an unpaid Imposition or lien, such proceedings shall suspend the collection thereof from Borrower and foreclosure of such lien upon the Property and any Rents, Sales Proceeds or other Proceeds therefrom and shall not interfere with the payment of any such Rents, Sales Proceeds or other Proceeds to Lender; (b) none of the Property is, in the judgment of Lender, in any imminent danger of being sold, forfeited or lost; (c) in the case of a Legal

Requirement, neither Borrower nor Lender is in any danger of any civil or criminal liability for failure to comply therewith; and (d) Borrower has furnished such security, if any, as may be required in the proceedings or as Lender reasonably requests up to one hundred fifty percent (150%) of the amount in controversy.

     10.7  Defeasance.  This Mortgage shall be released when all the Obligations
           ----------
are paid and performed in full or at such time as the Mortgage is required to be released pursuant to Paragraph 11.6; and Lender will execute at that time such defeasements of release and satisfaction as are necessary for that purpose.

     10.8  Power of Attorney.  While an Event of Default exists, Lender shall
           -----------------
have the right, but not the obligation: (a) to demand and receive payment and performance and to enforce and/or preserve any and all of Borrower's rights with respect to the Leases, the Sales Documents and the personal property covered hereby; (b) to exercise any right and to perform any obligation of Borrower under or in connection with the Leases, the Sales Documents and any other instrument covered hereby, at Borrower's expense; (c) with respect to rights to payment and performance assigned hereunder, to make extension agreements, release persons liable thereon or securities for payment or other performance, and settle and compromise disputes in connection with those rights; (d) to modify, cancel, or accept the surrender of the terms of any Lease or Sales Document; (e) to take any action Lender may deem necessary or desirable to perfect the liens, assignments and the security interest made and granted to Lender under this Mortgage; and (f) to perform all these acts in the name of Borrower or in the name of Lender. For all of the foregoing purposes, Borrower irrevocably appoints Lender, until performance of its Obligations in full, as its attorney-in-fact.

     10.9  Standard Applied to Lender's Discretion.  Unless otherwise
           ---------------------------------------
specifically stipulated elsewhere in this Mortgage, if a matter is left in this Mortgage to the decision, determination, judgment, opinion, approval, consent, satisfaction, acceptance, agreement, request, requirement, option, election or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may.".

     10.10 Scope of Reimbursable Attorney's Fees.  As used in this Mortgage, the
           -------------------------------------
term "attorneys' fees" includes the fees of attorneys licensed to practice law in any jurisdiction, the fees of law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney, and the expenses incurred by them in the performance of their services. As used in this Mortgage, attorneys' fees incurred by Lender in the enforcement of any remedy or covenant include, without limitation, attorneys' fees incurred in any foreclosure of this Mortgage, in protecting or sustaining the lien or priority of the security, or in any proceeding arising from or connected with any such matter, including any bankruptcy, receivership, injunction or other similar proceeding, or any appeal from or petition for review of any such matter, and with or without litigation.


                      ARTICLE 11 - ADDITIONAL PROVISIONS
                      ----------------------------------

     11.1  Future Advances.  This Mortgage secures such future or additional
           ---------------
advances (in addition to the Indebtedness described in Paragraph 2.13) as may be made by Lender or the holder hereof, at its exclusive option, to Borrower or its successors or assigns in title, for any purpose and are stated to be secured by this Mortgage in any document evidencing or providing for such indebtedness, provided that all such advances are made within twenty (20) years from the date of this Mortgage or within such lesser period of time as may be provided by law as a prerequisite for the sufficiency of actual notice or record notice of such optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration to the same extent as if such future or additional advances were made on the date of the execution of this Mortgage. The total amount of Indebtedness secured by this Mortgage may be increased or decreased from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $60,000,000 plus interest thereon and any disbursements made under the Mortgage for the payment of impositions, taxes, assessments, levies, insurance, or otherwise, with interest on such disbursements. Subject to the foregoing provisions of this Paragraph, it is the intent of the parties that this Mortgage shall secure the payment of the Indebtedness described in Paragraph 2.13 and any additional advances made from time to time pursuant to any additional notes or otherwise, all of such future advances being equally secured hereby, having the same priority as the original Indebtedness, and being subject to all of the terms, provisions and conditions of this Mortgage.

     11.2  Variable Interest Rate.  Interest may accrue on advances evidenced by
           ----------------------
the Note at a variable interest rate, which is adjusted monthly.

     11.3  Sales Contracts; Statutory Cancellation Rights.  Notwithstanding
           ----------------------------------------------
anything herein to the contrary, all Sales Proceeds from the sale of Time-Share Interests consisting of payments made by owners of such Time-Share Interests for insurance, taxes or other assessments shall be applied only for such purposes to the extent required by the Sales Documents or applicable Legal Requirements. By acceptance of this Mortgage, Lender acknowledges that contracts for the sale of Time-Share Interests may be subject to certain statutory cancellation rights. Borrower will take all actions to cause such cancellation rights to expire at the earliest possible time but this shall not prevent Borrower from amending the Sales Documents in a commercially reasonable manner.

     11.4  Future Property Governing Documents.  The use of the Real Property
           -----------------------------------
and surrounding Real Properties for time-share purposes may from time to time require the execution, filing and/or recording of plats, replats, maps, declarations of condominium, declarations of covenants and/or restrictions, easements, reciprocal use and access agreements, registration documents with regulatory agencies, amendments to any of the foregoing, and other similar documents and agreements with respect to the Property (collectively, the "Future Property Governing Documents"). Without the prior written consent of Lender, Borrower will not execute, file and/or record any Future Property Governing Document. However, Lender will use reasonable efforts to review all such Future Property Governing Documents on a timely basis and agrees (a) not to unreasonably withhold or delay granting its consent to such Future Property Governing Documents or its joinder in or to any such Future Property Governing Documents (to the extent required by any Legal Requirement) and (b) to provide on a timely basis such certificates, affidavits or other verifying statements relating to the foregoing, this Mortgage or the use of the Property as may be required by or in connection with such Future Property Governing Documents to which it has given its consent. All expenses of Lender in reviewing Future Property Governing Documents, including, without limitation, reasonable attorneys' fees, shall be paid by Borrower to Lender promptly upon demand, together with interest on the unpaid balance at the Default Rate from the date of demand until paid by Lender. Without limiting the generality of any other provision contained herein, Lender may, in addition to other conditions, require that Borrower deliver to it a specific assignment (which shall terminate when this Mortgage is entitled to be released pursuant to Paragraph 10.7) of Borrower's rights, title and interest under a Future Property Governing Document as a condition to its consent thereto, which assignment shall contain such terms as a prudent institutional investor would require.

     11.5 Time-Share Program.  If Borrower records a Future Property Governing
          ------------------
Document to which Lender has given its prior written consent and which establishes a program ("Time-Share Program") by which purchasers of Time-Share Interests may own such Time-Share Interests, enjoy such Time-Share Interests on a recurring basis not less often than seven (7) days every year or every other year, and share the expenses associated with the management of such program ("Approved Time-Share Declaration"), then notwithstanding anything in this Mortgage to the contrary, from and after recordation of the Approved Time-Share Declaration and the release of the first Time-Share Interest in accordance with the express provisions of the Loan Agreement:

          (a) in the event of conflict with respect to the use and application of insurance and condemnation proceeds, the terms and conditions of the Approved Time-Share Declaration shall prevail over the terms of this Mortgage;

          (b) if an association of owners of Time-Share Interests ("Time-Share Association") is formed and is obligated to Borrower under the Approved Time-Share Declaration to perform duties which, if performed, will satisfy any of the Obligations of Borrower under this Mortgage, Borrower will use its best efforts to cause the Association to perform such duties, including, without limitation, exercising all of Borrower's rights in the Time-Share Association and under the Approved Time-Share Declaration to enforce the performance of such duties by the Time-Share Association; provided, however, that Borrower shall not be released of any of the Obligations by virtue of any Approved Time-Share Declaration; and

          (c) Lender shall not be entitled to exercise any rights it has under this Mortgage or any rights it may hereafter acquire in the Property to diminish or disturb the quiet and peaceful enjoyment by a Purchaser of its purchased Time-Share Interest which has been or under the express terms of the Loan Agreement is entitled to be released from this Mortgage, so long as the Purchaser is not in default of its obligations under any Sales Document or under the Approved Time-Share Declaration or any other document governing the Time-Share Program.

     11.6  Partial Release of Time-Share Interest. Time-Share Interests shall be
           --------------------------------------
entitled to be released from this Mortgage only in accordance with the express terms of the Loan Agreement. The partial release of a Time-Share Interest from this Mortgage when no Event of Default exists shall ipso facto cause the partial
                                                    ---- -----
release from this Mortgage of Lender's interest in the tangible Personal Property, Leases, Rents, Sales Documents and Sales Proceeds appurtenant to such Time-Share Interest and of Lender's interest in Sales Documents and Sales Proceeds arising solely from the sale of such Time-Share Interest.

     11.7  Other Provisions Pertaining to Property Governing Documents.  (a)
           -----------------------------------------------------------
Unless required to do so by the terms thereof or by applicable Legal Requirements, Borrower will not, without the prior written consent of Lender, modify, waive, terminate or alter in any material way any of the terms of the Property Governing Documents with respect to the Developer's Rights or surrender any of the same and without limiting the generality of the foregoing, will not consent to any modification which would result in the loss of any material benefit or the incurrence of any material detriment to Borrower or Lender under the Property Governing Documents; (b) Borrower will take all acts reasonably necessary to prevent the forfeiture, rescission or termination of any of the Property Governing Documents or any of the Developer's Rights, the loss of any material benefit to Borrower or Lender under any of the Property Governing Documents, or the incurrence of any material detriment to Borrower or Lender under any of the Property Governing Documents, and will require, demand, and enforce, by all available, lawful and reasonable means, the prompt and faithful payment, performance, observance and satisfaction of all of the material provisions, covenants, conditions, and agreements in the Property Governing Documents to be performed and/or complied with for the benefit of Borrower under the Property Governing Documents with respect to the Developer's Rights; and (c) Borrower will exercise all of its rights under Property Governing Documents so that at all times, unless Borrower's compliance will conflict with applicable Legal Requirements or the exercise by others of the rights held by them under the Property Governing Documents:

          (i) Borrower shall be in compliance with all terms and conditions of the Documents, including, without limitation, provisions with respect to the maintenance and use of insurance and condemnation proceeds and maintenance, repair and restoration of the Property; and no Event of Default or Incipient Default (as defined in the Loan Agreement) will be created;

          (ii) the exercise of the rights and remedies of Lender under the Documents shall not be limited by any decision made pursuant to the Property Governing Documents to take or not to take any action with respect to the Property;

          (iii) except as Lender might otherwise reasonably require pursuant to the terms of the Documents following damage to all or substantially all of the Property, neither the Property Governing Documents, nor the Time-Share Program is terminated as to any part of the Property, no property is withdrawn from the Time-Share Program, and the use of recreational facilities on the Property by owner of the Time-Share Program interest; and

          (iv) the Time-Share Program will be, and the Property is, professionally managed.

     [11.8 CONSTRUCTION MORTGAGE. THIS SECURITY DOCUMENT IS A "CONSTRUCTION
           ---------------------
MORTGAGE" AS THAT TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE. ONLY A PORTION OF THE LOAN WILL BE AVAILABLE FOR PAYMENT OF CONSTRUCTION COSTS, AS PROVIDED IN THE LOAN AGREEMENT.]

     EXECUTED as of the date first written above.

                       [SEPARATE SIGNATURE PAGE FOLLOWS]

Witnesses as to Borrower                 "BORROWER"

______________________________           ______________________________
Print Name:___________________           a(n)__________________________


______________________________           By:___________________________
Print Name:___________________           Type/Print Name:______________
                                         Title:________________________

STATE OF ______________   )
                          )  ss.
County of _____________   )

     The foregoing was acknowledged before me this ___ day of _____, _____, by ____________________________________________, the _______________________ of
_______ ___________________, a ___________________, on behalf of such
_________________________.  He/She is personally known to me or has produced
______________________ as identification.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of _____, _____.


                                    __________________________________________
                                    Notary Public in and for the State
                                    and County aforesaid

My commission expires:

_____________________________________

                                   EXHIBIT A
                                   ---------

                       DESCRIPTION OF THE REAL PROPERTY
                       --------------------------------

                                   EXHIBIT B
                                   ---------

                            PERMITTED ENCUMBRANCES
                            ----------------------

                                   EXHIBIT C
                                   ---------

                              TIME-SHARE INTEREST
                              -------------------

An undivided fractional fee simple interest as tenant-in-common (or an estate for years with a remainder over in fractional fee simple as tenant-in-common) either (a) in a dwelling unit which is part of the Real Property ("Unit") coupled with an undivided fractional fee simple interest as tenant-in-common in the common areas of the time-share project of which such Unit is a part ("Time-Share Project")] or (b) in the entire Time-Share Project, in both cases together with the exclusive right to occupy and use a specific Unit (or an equivalent
Unit) for a period of at least seven (7) consecutive days every calendar year (i.e., an annual Time-Share Interest) or every other calendar year (i.e., a biennial Time-Share Interest) (on a fixed or floating basis) and the non-exclusive right to use such common elements during the same occupancy period, as more specifically described in the Approved Time-Share Declaration.

                                   EXHIBIT 4

                       FORM OF ENVIRONMENTAL CERTIFICATE

                ENVIRONMENTAL CERTIFICATE WITH REPRESENTATIONS
                           COVENANTS AND WARRANTIES



     The undersigned, ________________________________,  a(n)__________________
purpose of inducing FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), to make available to Borrower under a Loan Agreement dated as of even date herewith ("Loan Agreement") a loan ("Loan") in a principal amount not to exceed _____________________________________________ DOLLARS
($__________________). The Loan is to be secured by, among other things, a lien dated as of even date herewith and encumbering the real property more particularly described in EXHIBIT A attached hereto and made a part hereof (collectively, the "Property"). This certificate is dated and effective as of _______________, ______.

1.   Representations, Covenants and Warranties.  Except as may be otherwise
     -----------------------------------------
     expressly stated in the Disclosure Schedule attached hereto as EXHIBIT B and made a part hereof, Indemnitor(s) hereby represent(s), covenant(s) and warrant(s) to Lender and its successors and assigns, as follows:

     a. Except for or with respect to products which, to the best knowledge and belief of Indemnitor(s), have been purchased "over the counter," have been used in connection with the use, operation or maintenance of the Property in a manner consistent with their intended purposes and in accordance with the manufacturer's specifications regarding amounts, frequency and disposal or in accordance with generally accepted use (i.e., gasoline and petroleum) and have otherwise been used, disposed of
         ----
        and cleaned-up in accordance with Applicable Environmental Laws, (i) to the best of Indemnitor's knowledge no solid wastes or other substances known or suspected to pose a threat to health or the environment ("Hazards") or "hazardous substances" as defined below have been disposed of or otherwise released or present on, over, beneath, in, or upon the Property or, to the best knowledge of Indemnitor (s), any adjacent parcels of real estate; (ii) Indemnitor(s) will not cause or permit any Hazards or "hazardous substances" (A) to be disposed of or released or present on, over, beneath, in or upon the Property or, with the knowledge of Indemnitor(s), on any adjacent parcels of real estate; or (B) to be used in the construction or installation of any buildings, facilities or improvements of any nature on the Property. No prior use, either by Indemnitor(s) or, to the best knowledge and belief of Indemnitor(s), the prior owners of the Property or any other person or entity, has occurred which violates any "Applicable Environmental Laws" as defined below. The terms "hazardous substance", "release", "solid waste" and "disposal" (or "disposed") shall each have the broadest meanings specified in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1987, as amended ("RCRA"), the Toxic Substance Control Act, the Clean Air Act, the Clean Water Act and any other federal, state or local law, ordinance, code, rule, regulation, order or decree relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste or material, as now or at any time hereafter in effect ("Applicable Environmental Laws").

     b. To the best knowledge and belief of Indemnitor(s), there are no on-site or off-site locations where hazardous substances, including such substances as asbestos and polychlorinated biphenyls, solid wastes, or Hazards from the Property, have been stored, treated, recycled or disposed of, except for products which, to the best knowledge and belief of Indemnitor(s), have been purchased "over the counter," have been used in connection with the use, operation or maintenance of the Property in a manner consistent with their intended purposes and in accordance with the manufacturer's specifications regarding amounts, frequency and disposal or in accordance with generally accepted use (i.e., gasoline
                                                               ----
        and petroleum), and have otherwise been used, disposed of and cleaned-up in accordance with Applicable Environmental Laws.

     c. To the best knowledge and belief of Indemnitor(s), there has been no litigation brought or threatened nor any settlement reached by or with any parties alleging the presence, disposal, release, or threatened release, of any hazardous substance, solid wastes or Hazard from the use or operation of the Property.

     d. To the best knowledge and belief of Indemnitor(s) after diligent investigation and inquiry, the Property is not on any federal or state "Superfund" list, and not on EPA's Comprehensive Response, Compensation & Liability System (CERCLIS) list or on any state environmental agency list of sites under consideration for CERCLIS or sites on which leaking underground storage tanks have existed, or subject to any environmentally related liens.

2.   Covenant to Clean Up and Notify.  Indemnitor(s) shall promptly clean up and
     -------------------------------
     remove hazardous substances, solid wastes or Hazards on, in, from or affecting any portion of the Property in accordance with all Applicable Environmental Laws, to the reasonable satisfaction of Lender and shall provide Lender, within thirty (30) days after written demand by Lender, with a bond, letter of credit or similar financial assurance evidencing to Lender's satisfaction that sufficient funds are available to pay the cost of removing, treating and disposing of such hazardous substances, solid wastes or Hazards and discharging any assessments that may be established on the Property as a result thereof.

3.   Site Assessment.  If Lender shall have reason to believe that there are
     ---------------
     hazardous substances, solid wastes or Hazards affecting any of the Property, except for products which, to the best knowledge and belief of Indemnitor(s), have been purchased "over the counter," have been used in connection with the use, operation or maintenance of the Property in a manner consistent with their intended purposes and in accordance with the manufacturer's specifications regarding amounts, frequency and disposal or in accordance with generally accepted use (i.e., gasoline and petroleum),
                                                ----
     and have otherwise been used, disposed of and cleaned-up in accordance with Applicable Environmental Laws, Lender (by its officers, employees and agents) at any time and from time to time, either prior to or after the occurrence of an Event of Default (as defined in the Loan Agreement), may (after a written request to Indemnitor(s) and Indemnitor's(s') failure to commence such work [the scope of which shall be mutually acceptable to Lender and Indemnitor(s)] within 30 days from its receipt of such notice) contract at Indemnitor's(s') cost for the services of persons (the "Site Reviewers") to enter upon the Property and perform environmental site assessments ("Site Assessments") for the purpose of determining whether there exists any environmental condition that could result in any liability, cost or expense to the owner, occupier or operator of such Property arising under any Applicable Environmental Laws. The Site Reviewers shall perform such tests on the property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Indemnitor(s) will supply such information and make available appropriate personnel as requested by the Site Reviewers. On request, Lender shall make the results of such Site Assessments fully available to Indemnitor(s).

4.   Indemnification.  Indemnitor(s) covenant(s) that Indemnitor(s) will
     ---------------
     indemnify, defend and hold harmless Lender and any current or former officer, director, employee, shareholder or agent of Lender (collectively, the "Indemnitees") for, from and against any and all claims, losses, damages, response costs, clean-up costs and expenses, other than those resulting from the gross negligence or willful misconduct of Lender, which arise out of or in any way relate to the existence of hazardous substances, solid waste or Hazards over, beneath, in or upon the Property or a breach of the representations, warranties, covenants and agreements set forth in paragraph 1 and paragraph 2 hereof, including, but not limited to: (a) claims of third parties (including governmental agencies) for damages, penalties, response costs, clean-up costs, injunctive or other relief; (b) costs and expenses of removal and restoration, including fees of attorneys and experts, and costs of reporting the existence of hazardous substances, solid waste or Hazards to any governmental agency; and (c) any and all out-of-pocket expenses or obligations, including reasonable attorneys' fees, incurred at, before and after any trial or appeal therefrom whether or not taxable as costs, including, without limitation, reasonable attorneys' fees, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Indemnitor(s) upon demand.

5.   Lender's Right to Remove Hazardous Materials.  (a) If Indemnitor(s), within
     --------------------------------------------
     a reasonable period of time following Indemnitor(s) receipt of an order or judgment by a regulatory agency or other competent authority or other notice ("Other Notice") asserting the existence of any hazardous substances, solid wastes or Hazards pertaining to the Property, fail(s) to clean up, remove, resolve minimize the impact of or otherwise deal with such existing hazardous substances, solid wastes or Hazards and (b) such failure could jeopardize Lender's security under the Documents (as defined in the Loan Agreement) as determined in Lender's reasonable judgment, then Lender shall have the right, but not the obligation, without in any way limiting Lender's other rights and remedies under the Documents, to enter onto the Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any such existing hazardous substances, solid wastes or Hazards in accordance with such order, judgment or Other Notice. All reasonable costs and expenses paid or incurred by Lender in the exercise of any such rights shall be payable by Indemnitor(s) upon demand, except to the extent Lender is not entitled to indemnification for such costs and expenses pursuant to paragraph 4 hereof. Notwithstanding anything in this paragraph to the contrary, Lender shall not take any action otherwise permitted pursuant to this paragraph on the basis of an assertion contained in an Other Notice unless: (a) Borrower admits the existence of the asserted environmental condition; (b) Lender has obtained a Site Assessment confirming the existence of the asserted environmental condition; or (c) Lender has failed to obtain a Site Assessment because of Borrower's failure to cooperate with Lender.

6.   Reliance and Binding Nature.  Indemnitor(s) acknowledge(s) that Lender has
     ---------------------------
     and will rely upon the representations, covenants, warranties and agreements set forth in closing and funding the Loan and that the execution and delivery of this Certificate is an essential condition but for which Lender would not close or fund the Loan. The representations, warranties and covenants contained in this Certificate shall survive any acquisition by Lender of title to the Property by foreclosure or deed in lieu of foreclosure and shall continue for as long as Lender or any other Indemnitee may be subject to any claim for which it is entitled to be indemnified pursuant to paragraph 4 hereof. The representations, covenants, warranties and agreements herein contained shall be binding upon Indemnitor(s), its/their successors, assigns and legal representatives and shall inure to the benefit of Lender, its successors, assigns and legal representatives.

7.   Choice of Law, Choice of Jurisdiction and Venue; and Waiver of Jury Trial.
     -------------------------------------------------------------------------
     Choice of law, jurisdiction and venue and waiver of jury trial provisions set forth in the Loan Agreement are incorporated herein by reference.

8.   Obligations Joint and Several.  The obligations and liability of
     -----------------------------
     Indemnitor(s) under this Certificate shall be joint and several and shall be binding upon and enforceable against Indemnitor(s) and shall be secured by the security for the repayment of the Loan.

8.   Notice of Change in Representations and Warranties.  Indemnitor(s) will
     --------------------------------------------------
     notify Lender within twenty (20) days after the date Indemnitor(s) know or should have known of any material adverse change in the representations or warranties set forth in this Agreement.

     Dated and Effective as of the date first above written.

                                   Indemnitor(s)


                                   ________________________________________,
                                   a(n) _____________________



                                   By:______________________________________
                                   Type/Print Name:_________________________
                                   Title:___________________________________



STATE OF ___________          )
                              )    ss.
County of ____________        )

     The foregoing instrument was acknowledged before me this ____ day of _______________, ___, by ___________________________________, the
________________ of _______________________________________, a(n)
__________________________, on behalf of such ___________________.  He/She is personally known to me or has produced _________________________ as identification.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ______,
_____.

                                _____________________________________________
                                Notary Public in and for the State and County aforesaid
My commission expires:

____________________________


EXHIBIT A - DESCRIPTION OF PROPERTY
EXHIBIT B - DISCLOSURE SCHEDULE

                                   EXHIBIT A

                           REAL PROPERTY DESCRIPTION
                           -------------------------

                                   EXHIBIT B

                              DISCLOSURE SCHEDULE
                              -------------------

                                   EXHIBIT 5

                        FORM OF SUBORDINATION AGREEMENT

                                 SUBORDINATION


     This SUBORDINATION ("Agreement") is made as of ____________, _____, by VISTANA, INC., a Florida corporation ("Subordinator"), in favor of FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

                               R E C I T A L S:
                               ---------------

     A.   Lender desires to make to ______________________________________, a(n)
______________________________ ("Borrower"), pursuant to a Loan Agreement dated as of _________, ____, between Lender and Borrower (as from time to time renewed, amended, restated or replaced, the "Loan Agreement") a loan in an aggregate principal amount not to exceed ____________________________________
Dollars ($_________) ("Loan"). The Loan will be evidenced by a promissory note in the original face amount of ____________________________________ Dollars
($_________) (as from time to time renewed, amended, restated or replaced, "Note").

     B. The Loan Agreement, the Note and all other documents executed in connection with the Loan are hereinafter referred to as the "Documents." The obligations, covenants, agreements and conditions to be performed, paid, observed and fulfilled by Borrower under the Documents are hereinafter referred to as the "Obligations."

     C. In order to induce Lender to enter into the Loan Agreement and to make the Loan, Subordinator has offered to execute and deliver this Agreement. Subordinator's principal place of business is at 8801 Vistana Center Drive, Lake Buena Vista, Florida 32821. Subordinator is an affiliate of Borrower; and Lender has agreed to acquire, renew, amend and make the Loan only if this Agreement is executed by Subordinator and delivered to Lender.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subordinator hereby unconditionally covenants and agrees as follows:

                                   ARTICLE 1

                                 SUBORDINATION
                                 -------------

     1.1 Subordinator subordinates to the Obligations (a) all present and future indebtedness, excluding any indebtedness not expressly required to be subordinated to the Obligations pursuant to paragraph 6.12 of the Loan Agreement, of Borrower to Subordinator (including, without limitation, any indebtedness arising from any right of subrogation, indemnification, reimbursement or contribution) ("Subordinated Indebtedness") and (b) all liens, security interests, claims and right of any kind that Subordinator may now have or hereafter acquire against Borrower and/or the property of Borrower ("Borrower's Property") which secure, result from or otherwise pertain to the Subordinated Indebtedness. Subordinator agrees that all liens, security interests, claims and rights of any kind that Subordinator may now have or hereafter acquire against Borrower and Borrower's Property which secure, result from or otherwise pertain to the Subordinated Indebtedness shall be subordinate, inferior and subject to the liens, security interests, claims and rights of Lender against Borrower and/or Borrower's Property under the terms of any of the Documents or at law, whether direct or contingent or whether now or hereafter created, including but not limited to, any renewals, extensions or modifications thereof. Subordinator agrees that it may accept payments on the Subordinated Indebtedness, if and only if, at the time of making such payment and immediately
              --     -------
upon giving effect thereto, neither an Event of Default nor an Incipient Default (as defined in the Documents) exists, and the payments are expressly permitted to be made under the terms of the Documents. Subordinator will not demand or accept any payment(s) on the Subordinated Indebtedness from Borrower when there exists an Event of Default or an Incipient Default, even if no written notice of such an event has been provided, or under any other circumstances in which such payments are expressly prohibited under the terms of the Loan Agreement. Any payment received by Subordinator under such circumstances shall be deemed received in trust for Lender and shall be immediately remitted to Lender.

     1.2 Subordinator will not take any action which will either (a) force the sale of Borrower's Property in order to satisfy the Subordinated Indebtedness or
(b) affect in any manner any or all of Lender's liens, security interests, claims or rights of any kind that Lender may now have or hereafter acquire against Borrower and/or Borrower's Property. Subordinator will refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of the rights of Lender hereunder and covenants to perform such further acts as necessary or appropriate to giving effect to this subordination. Without limiting the generality of the foregoing, Subordinator will not assign any portion of the Subordinated Indebtedness, except expressly subject to the terms of this Agreement; and Subordinator shall cause all evidence of the Subordinated Indebtedness to set forth the provisions hereof and shall cause any instrument representing the Subordinated Indebtedness to be endorsed with the following legend: "The indebtedness evidenced by this instrument is subordinated, pursuant to a Subordination ("Agreement") dated as of ________________, ____, by Vistana, Inc. in favor of FINOVA Capital Corporation, to the prior payment in full of the Obligations (as defined in the Agreement)."

                                   ARTICLE 2

                       GENERAL COVENANTS AND WAIVERS OF
                       --------------------------------
                  SUBORDINATOR; REMEDIES AND RIGHTS OF LENDER
                  -------------------------------------------

     2.1 Neither failure to give, nor defect in, any notice to Borrower or Subordinator and/or any other surety of the Obligations (any surety, including Subordinator, of the Obligations being hereinafter referred to as an "Obligor") concerning a default in the performance of the Obligations, an Event of Default or any event which might mature into an Event of Default shall extinguish or in any way affect the obligations of Subordinator hereunder. Neither demand on, nor the pursuit of any remedies against, Borrower or any other Obligor shall be required as a condition precedent to, and neither the pendency nor the prior termination of any action, suit or proceeding against Borrower or any other Obligor (whether for the same or a different remedy) shall bear on or prejudice the making of a demand on Subordinator by Lender and commencement against Subordinator after such demand, of any action, suit or proceeding, at law or in equity, for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy.

     2.2 Neither (a) the exercise or the failure to exercise by Lender of any rights or remedies conferred on it under the Documents, hereunder or existing at law or otherwise, or against any security for performance of the Obligations,
(b) the commencement of an action at law or the recovery of a judgment at law against Borrower or any other Obligor and the enforcement thereof through levy or execution or otherwise, (c) the taking or institution of any other action or proceeding against Borrower or any other Obligor nor (d) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Subordinator) by Lender or anyone acting for Lender, shall extinguish or affect the obligations of Subordinator hereunder.

     2.3 Subordinator hereby expressly waives: (a) notice of acceptance by Lender of this Agreement; (b) notice of the existence, creation or non-payment of all or any of the Obligations except as otherwise provided herein; (c) presentment, protest, demand, dishonor, notice of dishonor, protest and all notices whatsoever except as otherwise expressly provided herein; (d) all diligence in collection or protection of or realization on the Obligations or any part thereof, any obligation hereunder, or any security for or guarantee of any of the foregoing; (e) any defense based upon an election of remedies by Lender or marshaling of assets; (f) any defense arising because of Lender's election under Section 1111(b)(2) of the United States Bankruptcy Code ("Bankruptcy Code") in any proceeding instituted under the Bankruptcy Code; (g) any defense based on post-petition borrowing or the grant of a security interest by Borrower under Section 364 of the Bankruptcy Code; (h) any duty on the part of Lender to disclose to Subordinator any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Subordinator intends to assume or has reason to believe that such facts are known to Subordinator or has a reasonable opportunity to communicate such facts to Subordinator, because Subordinator represents and warrants that it is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any Obligation; (i) any and all suretyship defenses and defenses in the nature thereof under Arizona and/or any other applicable law, including, without limitation, the benefits of the provisions of ARS Sections 12-1641 through 12-1646, A.R.C.P. Sections 17 and 21, and all other laws of similar import; and (j) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an Obligation, has destroyed Subordinator's rights of subrogation and reimbursement against the principal. Without limiting the generality of the foregoing, Subordinator waives all right and defenses that Subordinator may have because Borrower's debt is at any time secured by real property. This means, among other things: (a) Lender may enforce it rights against Subordinator without first foreclosing on any real or personal property collateral pledged by Borrower; and (b) if Lender forecloses on any real property collateral pledged by Borrower, Lender may collect from Subordinator even if Lender, by foreclosing on the real property collateral, has destroyed any right

Subordinator may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Subordinator may have because Borrower's debt is secured by real property.

     2.4 Without limiting the generality of the foregoing, Subordinator will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to Borrower with respect to the Obligations, or any set off available to Borrower against Lender, whether or not on account of a related transaction.

     2.5 The benefits, remedies and rights provided or intended to be provided hereby for Lender are in addition to and without prejudice to any rights, benefits, remedies or security to which Lender might otherwise be entitled.

     2.6 Anything else contained herein to the contrary notwithstanding, Lender, from time to time, without notice to Subordinator, may take all or any of the following actions without in any manner affecting or impairing the obligations of Subordinator hereunder: (a) obtain a lien on or a security interest in any property to secure any of the Obligations; (b) retain or obtain the primary or secondary liability of any party or parties with respect to any of the Obligations; (c) renew, extend or otherwise change the time for payment or performance of any of the Obligations for any period; (d) release or compromise any liability of Subordinator hereunder or any liability of any nature of any other party or parties with respect to the Obligations; (e) exchange, enforce, waive, release and apply any security for the performance of the Obligations and direct the order or manner of sale thereof as Lender may determine; (f) enforce the obligations hereunder of Subordinator, whether or not Lender shall proceed against any other party primarily or secondarily liable on any of the Obligations; (g) agree to any amendment (including, without limitation, any amendment which changes the amount of interest to be paid under the Documents or extends the period of time during which Borrower may borrow under the Documents), any alteration of the Documents or any waiver of any provisions of the Documents and/or exercise Lender's rights to consent to any action or non-action of Lender which may violate the covenants and agreements contained in the Documents with or without consideration, on such terms and conditions as may be acceptable to Lender in Lender's discretion; or (h) exercise any of Lender's rights conferred by the Documents or by law.

     2.7 No delay on the part of Lender in the exercise of any right or remedy under this Agreement shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligations of Subordinator under this Agreement.

     2.8 If at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Obligation(s), for purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, shall be deemed to have never been performed; and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

     2.9 To the extent not prohibited by law, until the Obligations have been paid and performed in full and Lender has no further obligation to extend credit to Borrower under the Documents, Subordinator shall have no right of subrogation with respect to the Obligations or any right of indemnification, reimbursement or contribution from Borrower or from any other Obligor with respect to the Obligations regardless of any payment made by Subordinator or received by Lender pursuant to the provisions of this Agreement or any payment of the Subordinated Indebtedness received by Lender in respect of this Agreement; and Subordinator hereby unconditionally waives any such right of subrogation, indemnification, reimbursement or contribution for such period. To the extent any such right cannot be waived, such right is subordinated to the Obligations and to the obligations of other Obligors to Lender in accordance with the provisions of
Article 1; and in the case of Obligors other than Borrower, references to Borrower and to Borrower's Property shall be deemed to be references to the other Obligor and its property.

     2.10 It is not necessary for Lender to inquire into the powers of Borrower or Borrower's officers, directors, partners or agents purporting to act on its behalf and the Obligations are hereby guaranteed, and the Subordinated Indebtedness is hereby subordinated, notwithstanding the lack of power or authority on the part of Borrower or anyone acting on the Borrower's behalf to incur the Obligations.

     2.11 If Subordinator shall fail to pay any amount or perform any obligations due Lender hereunder, Lender may institute and pursue any action or proceeding to judgment or final decree and may enforce any such judgment or final decree against Subordinator and collect in the manner provided by law out of its property, wherever situated, the monies adjudged or decreed to be payable.

                                   ARTICLE 3

                           SUBORDINATOR'S WARRANTIES
                           -------------------------

     3.1  Subordinator represents, warrants and covenants to Lender that:

          (a) Subordinator is an affiliate of Borrower and will benefit from the Loan and the execution and delivery of the Documents;

          (b) Subordinator is a corporation duly organized and now existing in good standing under the laws of the State of Florida and is duly qualified and in good standing and authorized to do business in all jurisdictions wherein the location and nature of the properties used or its business, as the same is presently or proposed to be conducted, makes such qualification necessary; and will maintain its corporate existence and right to carry on operations and acquire, maintain and renew all rights, contracts, powers, privileges, leases, lands, sanctions and franchises necessary or useful in the conduct of Subordinator's business operations;

          (c) Subordinator has the requisite power and authority to carry on its business as presently conducted; and the execution, delivery and performance by Subordinator of this Agreement has been duly authorized by all necessary corporate action and do not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Subordinator or its activities, or conflict with or result in any default under the governance documents of Subordinator, or any agreement or instrument of any kind unto which Subordinator is a party or by which Subordinator or its properties may be bound or affected, except for those as to which consents have been obtained by Subordinator and delivered to Lender and are in full force and effect;

          (d) neither the execution and delivery by Subordinator of this Agreement nor the performance by Subordinator hereunder requires the consent, approval, order or authorization of, or registration with, or the giving of notice to any governmental authority, domestic or foreign, or any other person or entity, except such consents as have been obtained by Subordinator and delivered to Lender and are in full force and effect;

          (e) this Agreement has been duly executed and delivered by Subordinator and constitutes a legal, valid and binding obligation of Subordinator enforceable against Subordinator in accordance with its terms;

          (f) there is no action, litigation or other proceeding pending or threatened against Subordinator before any court, arbitrator or administrative agency which in Subordinator's reasonable opinion will have a materially adverse effect on its assets, business or financial condition or which would prevent, hinder or jeopardize its performance under this Agreement;

          (g) Subordinator is fully familiar with all of the covenants, terms and conditions of the Documents;

          (h) except for the agreement(s) disclosed on financial statements previously submitted to Lender, Subordinator is not a party to any contract, agreement, indenture or instrument or subject to any restriction which individually or in the aggregate might have a material adverse effect on its financial condition or businesses or which would in any way jeopardize the ability of Subordinator to perform hereunder;

          (i) all financial information delivered to Lender with respect to Subordinator fairly and accurately represents the financial condition of Subordinator;

          (j) the execution and delivery of this Agreement will not (based on the reasonable likelihood any contingent obligations shall become actual obligations) (i) render Subordinator insolvent under generally accepted accounting principles, (ii) leave Subordinator with remaining assets which constitute unreasonably small capital given the nature of its business, or
     (iii) result in the incurrence of debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) beyond Subordinator's ability to pay them when and as they become due; and as used in this subparagraph, "insolvent" means the present fair saleable value of assets is less than the probable amount required to be paid on existing debts when and as they mature; and

          (k) there are no oral or written conditions precedent to the effectiveness of this Agreement.

                                   ARTICLE 4

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     4.1 All the covenants, stipulations, promises and agreements contained in this Agreement by or on behalf of Subordinator are for the benefit of Lender, its successors or assigns and shall bind Subordinator, and Subordinator's heirs, executors, personal representatives, successors and assigns. Lender, without notice of any kind, may sell, assign or transfer the Documents, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Lender to enforce this Agreement in full, by suit or otherwise, for Lender's own benefit. Subordinator agrees for the benefit of any such assignee or transferee that Subordinator's obligations hereunder shall not be subject to any reduction, abatement, defense, set off, counterclaim or recoupment for any reason whatsoever.

     4.2 All notices, requests or demands required or permitted to be given hereunder shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as the person being notified may have designated in a notice given to the person sought to be charged with the effect thereof. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as the person being notified may have designated in a notice given to the person sought to be charged with the effect thereof, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand-delivered or deposited for delivery via courier or in the United States mails in accordance with the requirements set forth above. As used herein the term "Business Day" means a day other than a Saturday, a Sunday, a national holiday, or a day on which banks in Phoenix, Arizona, are required to be closed. The notice addresses and telecopy numbers for Subordinator and Lender are:

     If to Lender:            FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                              Scottsdale, Arizona  85251
                              Attn:  Vice President - Resort Finance
                              Telecopy No.:  (602) 874-6444

     with a copy to:          FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                              Scottsdale, Arizona  85251
                              Attn:  Vice President - Associate General Counsel
                              Telecopy No.:  (602) 874-6445

     If to Subordinator:      Vistana, Inc.
                              8801 Vistana Center Drive
                              Orlando, Florida 32821
                              Attn:  Chief Financial Officer
                              Telecopy: (407) 289-3222

          with a copy to:     Susan Werth, Esq.
                              Vistana, Inc.
                              701 Brickell Avenue, Suite 2100
                              Miami, Florida 33131
                              Telecopy No.: (305) 374-7159

     4.3 Terms used and not otherwise defined herein shall have the same meanings given thereto in the Documents. The recitals set forth above are incorporated herein by this reference.

     4.4  CHOICE OF LAW; JURISDICTION; VENUE; AND WAIVER OF JURY TRIAL.
          ------------------------------------------------------------

          (A) THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF ARIZONA. THIS AGREEMENT AND THE RIGHTS, DUTIES AND OBLIGATIONS OF SUBORDINATOR AND LENDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

          (B) EACH OF SUBORDINATOR AND (BY ITS ACCEPTANCE HEREOF) LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, OR, IF

LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL IN STANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENER ALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT SUCH PERSON IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF SUBORDINATOR AND (BY ITS ACCEPTANCE HEREOF) LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

          (C) SUBORDINATOR AND (BY ITS ACCEPTANCE HEREOF) LENDER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THEY AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY AND KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

          (D) ALL OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH ARE MATERIAL INDUCEMENTS FOR LENDER'S ACQUIRING, RENEWING, AMENDING AND MAKING THE LOAN.

(SUBORDINATOR'S INITIALS ______)

     4.5 If any provision of this Agreement is held to be illegal, invalid, unenforceable under present or future laws (all of which invalidating laws are waived to the fullest extent possible), the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added to this Agreement a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

     4.6  Time is of the essence in the performance of this Agreement.

     4.7 Subordinator, at its sole cost and expense, agrees to deliver and supply Lender with a favorable opinion of its independent legal counsel, which counsel must be acceptable to Lender, with respect to such matters as may be required pursuant to the Loan Agreement.

     4.8 If Lender undertakes to enforce this Agreement, Subordinator will pay to Lender in addition to any other amounts due hereunder, all costs and expenses of collection, including, without limitation, attorneys' fees and legal expenses, together with interest thereon at the Default Rate, whether or not legal proceedings shall be instituted. If legal proceedings are instituted by either party to enforce or interpret this Agreement, to recover damages for breach of this

Agreement, to obtain declaratory relief in connection with this Agreement, or otherwise to obtain judicial relief in connection herewith, the prevailing party shall be entitled to recover attorneys' fees as awarded by the court (and not by a jury) and all of the costs and expenses of that litigation or proceeding, and any and all appeals therefrom, including, but not limited to, taxable and nontaxable costs and expert witness fees, together with interest on those attorneys' fees, costs and expenses at the Default Rate. Without limiting the generality of the foregoing, in the event of the commencement of a bankruptcy proceeding by or against Subordinator or otherwise involving any collateral for the Obligations, Lender shall, to the extent not already provided for herein, be entitled to recover, and Subordinator shall be obligated to pay, Lender's attorneys' fees and costs incurred in connection with: (i) any determination of the applicability of the Bankruptcy Code to the terms of this Agreement or Lender's rights hereunder; (ii) any attempt by Lender to enforce or preserve its rights under the Bankruptcy Code, or to prevent Subordinator from seeking to deny Lender its rights thereunder; (iii) any effort by Lender to protect, preserve or enforce its rights against any collateral for the Obligations, or seeking authority to modify the automatic stay of Section 362 of the Bankruptcy Code or otherwise seeking to engage in such protection, preservation or enforcement; or (iv) any proceeding(s) arising under the Bankruptcy Code, or arising in or related to a case under the Bankruptcy Code.

     4.9 This Agreement may be executed in counterparts, and any number of such counterparts which have been executed by Subordinator and Lender shall constitute one original.

     4.10 This Agreement exclusively and completely states the rights and obligations of Lender and Subordinator with respect to Subordinator's subordination relative to the Obligations. No modification, variation, termination, discharge, abandonment, or waiver of any of the provisions or conditions of this Agreement shall be valid unless in writing and signed by duly authorized representatives of the party sought to be bound by such action. This Agreement supersedes any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender concerning Subordinator's guaranty and subordination.

     IN WITNESS WHEREOF, this Agreement is executed to be effective as of that date first appearing above.


                    [SEE SEPARATE SIGNATURE PAGE ATTACHED]

SUBORDINATOR:

                                       VISTANA, INC., a Florida corporation
Witness as to Subordinator:


_______________________________        By:______________________________________
Type/Print Name:_______________        Type/Print Name:_________________________
                                       Title:___________________________________

STATE OF______________  )
                        ) ss.
County of_____________  )

     The foregoing instrument was acknowledged before me this _____ day of _____________________, ____, by __________________________________________, the
_________________ of VISTANA, INC., a Florida corporation, on behalf of that corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ______,
_____.



                                   ______________________________________
                                   Notary Public in and for the State and County aforesaid

My commission expires:

______________________

     Lender hereby accepts this Agreement of VISTANA, INC.

LENDER:                                   FINOVA CAPITAL CORPORATION, a Delaware
                                          corporation

                                          By____________________________________
                                               Its______________________________

                                   EXHIBIT 6

                               FORM OF GUARANTY

                          GUARANTY AND SUBORDINATION


     This GUARANTY AND SUBORDINATION ("Guaranty") is made as of ____________, _____, by VISTANA, INC., a Florida corporation ("Guarantor"), in favor of FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

                               R E C I T A L S:
                               ---------------

     A.   Lender desires to make to ______________________________________, a(n)
______________________________ ("Borrower"), pursuant to a Loan Agreement dated as of _________, ____, between Lender and Borrower (as from time to time renewed, amended, restated or replaced, the "Loan Agreement") a loan in an aggregate principal amount not to exceed ____________________________________
Dollars ($_________) ("Loan"). The Loan will be evidenced by a promissory note in the original face amount of ____________________________________ Dollars
($_________) (as from time to time renewed, amended, restated or replaced, "Note").

     B. The Loan Agreement, the Note and all other documents executed in connection with the Loan are hereinafter referred to as the "Documents." The obligations, covenants, agreements and conditions to be performed, paid, observed and fulfilled by Borrower under the Documents are hereinafter referred to as the "Obligations."

     C. In order to induce Lender to enter into the Loan Agreement and to make the Loan, Guarantor has offered to execute and deliver this Guaranty. Guarantor's principal place of business is at 8801 Vistana Center Drive, Orlando, Florida 32821. Guarantor is an affiliate of Borrower; and Lender has agreed to acquire, renew, amend and make the Loan only if this Guaranty is executed by Guarantor and delivered to Lender.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally covenants and agrees as follows:

                                   ARTICLE 1

                                   GUARANTY
                                   --------

     1.1 Guarantor absolutely, unconditionally, irrevocably, and jointly and severally guarantees the full, prompt, complete and faithful performance, payment, observance and fulfillment by Borrower of all Obligations, including, without limitation, repayment of the Loan in accordance with the terms of the Note.

     1.2 Guarantor hereby covenants and agrees unconditionally that within (a) five (5) days of the receipt of written notice from or on behalf of Lender to the effect that there exists a breach or default of the Obligations which Borrower has failed to pay or perform or (b) such unexpired grace period, if any, as Borrower may then have under the Documents to cure the breach or default before it becomes an Event of Default (as defined in the Documents), whichever period is longer, subject to paragraph 1.3, Guarantor (x) will pay the entire unpaid amount thereof to Lender at its offices at 7272 East Indian School Road, Suite 410, Scottsdale, Arizona 85251 or such other address as Lender may by notice direct or (y) will provide Lender with evidence of the performance of the Obligations which Borrower has failed to perform. If Guarantor fails to pay any sums properly due Lender hereunder within the period applicable pursuant to terms of the preceding sentence, then, as to Guarantor, such sums shall bear interest at the Default Rate (as defined in the Loan Agreement) until paid.

     [1.3 IF BORROWER (A) (I) COMMENCES VERTICAL CONSTRUCTION OR SUBSTANTIAL REMODELING IN A WORK PHASE (AS DEFINED IN THE LOAN AGREEMENT) OR SELLS OR CONTRACTS TO SELL TIME-SHARE INTERESTS (AS DEFINED IN THE LOAN AGREEMENT) TO BE CREATED FROM IMPROVEMENTS BEING CONSTRUCTED OR RENOVATED IN A WORK PHASE AND
(II) THEREAFTER FOR ANY REASON FAILS TO PROSECUTE WITH DILIGENCE THE CONSTRUCTION AND COMPLETION OF THE WORK PHASE (AS DEFINED IN THE LOAN AGREEMENT, AND HEREINAFTER REFERRED TO AS "COMPLETION OF THE WORK") IN ACCORDANCE WITH THE LOAN AGREEMENT, OR (B) COMMITS OR PERMITS TO EXIST AN EVENT OF DEFAULT (AS DEFINED IN THE LOAN AGREEMENT), THEN LENDER, IN ADDITION TO LENDER'S OTHER RIGHTS, REMEDIES AND RECOURSES, MAY PROCEED UNDER THIS PARAGRAPH 1.3. IN SUCH EVENT, GUARANTOR WILL, UPON DEMAND BY LENDER, AT GUARANTOR'S SOLE COST AND EXPENSE, DILIGENTLY PURSUE FINISHING THE WORK PHASE IN ORDER TO CAUSE COMPLETION OF THE WORK TO OCCUR WITHIN THE TIME AND IN THE MANNER SPECIFIED IN THE LOAN AGREEMENT. IF FOR ANY REASON BORROWER FAILS OR NEGLECTS TO CAUSE COMPLETION OF THE WORK WITHIN THE TIME AND IN THE MANNER SPECIFIED IN THE LOAN AGREEMENT, THEN GUARANTORS WILL, UPON DEMAND BY LENDER, AT GUARANTOR'S SOLE COST AND EXPENSE, BEGIN TO PURSUE COMPLETION OF THE WORK WITHIN A REASONABLE TIME AFTER SUCH DEMAND BY LENDER AND WILL THEREAFTER DILIGENTLY PURSUE COMPLETION OF THE WORK SO THAT IT OCCURS WITHIN A REASONABLE PERIOD OF TIME. GUARANTOR WILL PAY ALL BILLS IN CONNECTION WITH COMPLETION OF THE WORK AND SHALL INDEMNIFY AND HOLD LENDER HARMLESS FROM ANY AND ALL LOSSES, COSTS, LIABILITY OR EXPENSES INCURRED IN CONNECTION WITH COMPLETION OF THE WORK. ADDITIONALLY, LENDER, AT LENDER'S OPTION SHALL HAVE THE RIGHT TO CAUSE COMPLETION OF THE WORK TO OCCUR IN THE MANNER PERMITTED PURSUANT TO PARAGRAPH 7.2 OF THE LOAN AGREEMENT WITHOUT FIRST DEMANDING THAT GUARANTOR DO SO OR RELEASING GUARANTOR FROM ITS OBLIGATIONS HEREUNDER, AND GUARANTOR WILL IMMEDIATELY PAY TO LENDER, UPON DEMAND, THE AMOUNT OF ANY AND ALL EXPENDITURES WHICH ARE MADE BY LENDER IN CONNECTION WITH COMPLETION OF THE WORK, TOGETHER WITH INTEREST ON SUCH EXCESS AT THE DEFAULT RATE ("LENDER'S DAMAGES"). THE OBLIGATION OF GUARANTOR UNDER THIS PARAGRAPH SHALL BE JOINT AND SEVERAL WITH THE OBLIGATIONS OF BORROWER FOR COMPLETION OF THE WORK AND OF ANY OTHER OBLIGOR (AS DEFINED IN PARAGRAPH 3.1). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, GUARANTOR SHALL HAVE NO OBLIGATION TO DO ANY WORK ON A WORK PHASE IF BORROWER DID NOT PREVIOUSLY PERFORM ANY WORK ON SUCH WORK PHASE INVOLVING VERTICAL CONSTRUCTION OR SUBSTANTIAL REMODELING.

     1.4 LENDER NEED NOT COMMENCE CONSTRUCTION OR CAUSE COMPLETION OF THE WORK BEFORE COMMENCING A LAWSUIT AGAINST GUARANTOR BASED UPON A DEFAULT UNDER PARAGRAPH 1.3.

LENDER SHALL HAVE NO OBLIGATION TO ACCEPT ANY OFFER MADE AT ANY TIME BY GUARANTOR TO CAUSE COMPLETION OF THE WORK, AND NO SUCH OFFER SHALL CONSTITUTE A DEFENSE TO LENDER'S CLAIMS FOR LENDER'S DAMAGES AGAINST GUARANTOR. GUARANTOR EXPRESSLY ACKNOWLEDGES THAT IF LENDER PERFORMS ANY WORK, THE LENDER'S DAMAGES SHALL NOT BE LIMITED TO THE VALUE OF SUCH WORK.

                                   ARTICLE 2

                                 SUBORDINATION
                                 -------------

     2.1 Guarantor subordinates to the Obligations (a) all present and future indebtedness, excluding any indebtedness expressly not required to be subordinated to the Obligations pursuant to paragraph 6.12 of the Loan Agreement, of Borrower to Guarantor (including, without limitation, any indebtedness arising from any right of subrogation, indemnification, reimbursement or contribution) ("Subordinated Indebtedness") and (b) all liens, security interests, claims and right of any kind that Guarantor may now have or hereafter acquire against Borrower and/or the property of Borrower ("Borrower's Property") which secure, result from or otherwise pertain to the Subordinated Indebtedness. Guarantor agrees that all liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Borrower and Borrower's Property which secure, result from or otherwise pertain to the Subordinated Indebtedness shall be subordinate, inferior and subject to the liens, security interests, claims and rights of Lender against Borrower and/or Borrower's Property under the terms of any of the Documents or at law, whether direct or contingent or whether now or hereafter created, including but not limited to, any renewals, extensions or modifications thereof. Guarantor agrees that it may accept payments on the Subordinated Indebtedness, if and only
                                                                     --     ----
if, at the time of making such payment and immediately upon giving effect
--
thereto, neither an Event of Default nor an Incipient Default (as defined in the Documents) exists, and the payments are expressly permitted to be made under the terms of the Documents. Guarantor will not demand or accept any payment(s) on the Subordinated Indebtedness from Borrower when there exists an Event of Default or an Incipient Default, even if no written notice of such an event has been provided, or under any other circumstances in which such payments are expressly prohibited under the terms of the Loan Agreement. Any payment received by Guarantor under such circumstances shall be deemed received in trust for Lender and shall be immediately remitted to Lender.

     2.2 Guarantor will not take any action which will either (a) force the sale of Borrower's Property in order to satisfy the Subordinated Indebtedness or
(b) affect in any manner any or all of Lender's liens, security interests, claims or rights of any kind that Lender may now have or hereafter acquire against Borrower and/or Borrower's Property. Guarantor will refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of the rights of Lender hereunder and covenants to perform such further acts as necessary or appropriate to giving effect to this subordination. Without limiting the generality of the foregoing, Guarantor will not assign any portion of the Subordinated Indebtedness, except expressly subject to the terms of this Guaranty; and Guarantor shall cause all evidence of the Subordinated Indebtedness to set forth the provisions hereof and shall cause any instrument representing the

Subordinated Indebtedness to be endorsed with the following legend: "The indebtedness evidenced by this instrument is subordinated, pursuant to a Guaranty and Subordination ("Guaranty") dated as of ________________, ____, by Vistana, Inc. in favor of FINOVA Capital Corporation, to the prior payment in full of the Obligations (as defined in the Guaranty)."

                                   ARTICLE 3

                       GENERAL COVENANTS AND WAIVERS OF
                       --------------------------------
                   GUARANTOR; REMEDIES AND RIGHTS OF LENDER
                   ----------------------------------------

     3.1 Neither failure to give, nor defect in, any notice to Borrower or Guarantor and/or any other guarantor or surety of the Obligations (any guarantor or surety, including Guarantor, of the Obligations being hereinafter referred to as an "Obligor") concerning a default in the performance of the Obligations, an Event of Default or any event which might mature into an Event of Default shall extinguish or in any way affect the obligations of Guarantor hereunder. Neither demand on, nor the pursuit of any remedies against, Borrower or any other Obligor shall be required as a condition precedent to, and neither the pendency nor the prior termination of any action, suit or proceeding against Borrower or any other Obligor (whether for the same or a different remedy) shall bear on or prejudice the making of a demand on Guarantor by Lender and commencement against Guarantor after such demand, of any action, suit or proceeding, at law or in equity, for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy.

     3.2 Guarantor's liability hereunder is primary, direct, immediate, joint and several with that of Borrower and each and every other Obligor. Neither (a) the exercise or the failure to exercise by Lender of any rights or remedies conferred on it under the Documents, hereunder or existing at law or otherwise, or against any security for performance of the Obligations, (b) the commencement of an action at law or the recovery of a judgment at law against Borrower or any other Obligor and the enforcement thereof through levy or execution or otherwise, (c) the taking or institution of any other action or proceeding against Borrower or any other Obligor nor (d) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Guarantor) by Lender or anyone acting for Lender, shall extinguish or affect the obligations of Guarantor hereunder. Guarantor shall be and remain liable for all the Obligations until fully paid and performed (and without limiting Guarantor's obligations under paragraph 3.8), notwithstanding the previous discharge (total or partial) from further liability of Borrower or any other Obligor with respect thereto.

     3.3 Guarantor hereby expressly waives: (a) notice of acceptance by Lender of this Guaranty; (b) notice of the existence, creation or non-payment of all or any of the Obligations except as otherwise provided herein; (c) presentment, protest, demand, dishonor, notice of dishonor, protest and all notices whatsoever except as otherwise expressly provided herein; (d) all diligence in collection or protection of or realization on the Obligations or any part thereof, any obligation hereunder, or any security for or guarantee of any of the foregoing; (e) any defense based upon an election of remedies by Lender or marshaling of assets; (f) any defense arising because of Lender's election under Section 1111(b)(2) of the United States Bankruptcy Code ("Bankruptcy Code") in any proceeding instituted under the Bankruptcy Code; (g) any defense based on post-petition borrowing or the grant of a security interest by Borrower under Section 364 of the Bankruptcy Code; (h) any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are known to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, because Guarantor represents and warrants that it is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any Obligation; (i) any and all suretyship defenses and defenses in the nature thereof under Arizona and/or any other applicable law, including, without limitation, the benefits of the provisions of ARS Sections 12-1641 through 12-1646, A.R.C.P. Sections 17 and 21, and all other laws of similar import; and (j) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal. Without limiting the generality of the foregoing, Guarantor waives all right and defenses that Guarantor may have because Borrower's debt is at any time secured by real property. This means, among other things: (a) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and
(b) if Lender forecloses on any real property collateral pledged by Borrower, Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property.

     3.4 Without limiting the generality of the foregoing, Guarantor will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to Borrower with respect to the Obligations, or any set off available to Borrower against Lender, whether or not on account of a related transaction.

     3.5 The benefits, remedies and rights provided or intended to be provided hereby for Lender are in addition to and without prejudice to any rights, benefits, remedies or security to which Lender might otherwise be entitled.

     3.6 Anything else contained herein to the contrary notwithstanding, Lender, from time to time, without notice to Guarantor, may take all or any of the following actions without in any manner affecting or impairing the obligations of Guarantor hereunder: (a) obtain a lien on or a security interest in any property to secure any of the Obligations; (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Obligations; (c) renew, extend or otherwise change the time for payment or performance of any of the Obligations for any period; (d) release or compromise any liability of Guarantor hereunder or any liability of any nature of any other party or parties with respect to the Obligations; (e) exchange, enforce, waive, release and apply any security for the performance of the Obligations and direct the order or manner of sale thereof as Lender may determine; (f) resort to Guarantor for payment of any the Obligations or otherwise enforce the obligations hereunder of Guarantor, whether or not Lender shall proceed against any other party primarily or secondarily liable on any of the Obligations; (g) agree to any amendment (including, without limitation, any amendment which changes the amount of interest to be paid under the Documents or extends the period of time during which Borrower may borrow under the Documents), any alteration of the Documents or any waiver of any provisions of the Documents and/or exercise Lender's rights to consent to any action or non-action of Lender which may violate the covenants and agreements contained in the Documents with or without consideration, on such terms and conditions as may be acceptable to Lender in Lender's discretion; or (h) exercise any of Lender's rights conferred by the Documents or by law.

     3.7 No delay on the part of Lender in the exercise of any right or remedy under this Guaranty shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligations of Guarantor under this Guaranty.

     3.8 If at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Obligation(s), for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have never been performed; and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

     3.9 To the extent not prohibited by law, until the Obligations have been paid and performed in full and Lender has no further obligation to extend credit to Borrower under the Documents, Guarantor shall have no right of subrogation with respect to the Obligations or any right of indemnification, reimbursement or contribution from Borrower or from any other Obligor with respect to the Obligations regardless of any payment made by Guarantor or received by Lender pursuant to the provisions of this Guaranty or any payment of the Subordinated Indebtedness received by Lender in respect of this Guaranty; and Guarantor hereby unconditionally waives any such right of subrogation, indemnification, reimbursement or contribution for such period. To the extent any such right cannot be waived, such right is subordinated to the Obligations and to the obligations of other Obligors to Lender in accordance with the provisions of
Article 2; and in the case of Obligors other than Borrower, references to Borrower and to Borrower's Property shall be deemed to be references to the other Obligor and its property.

     3.10 It is not necessary for Lender to inquire into the powers of Borrower or Borrower's officers, directors, partners or agents purporting to act on its behalf and the Obligations are hereby guaranteed, and the Subordinated Indebtedness is hereby subordinated, notwithstanding the lack of power or authority on the part of Borrower or anyone acting on the Borrower's behalf to incur the Obligations.

     3.11 If Guarantor shall (a) file or consent by answer or otherwise to the filing against it of a petition for relief or reorganization, arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction,
(b) make an assignment for the benefit of its creditors, (c) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (d) be adjudicated insolvent, or (e) dissolve or commence to wind-up its affairs, Guarantor will pay to Lender forthwith the whole then unpaid amount of the Obligations ("Unpaid Amount") as if such Unpaid Amount were then due and payable; and in any such event Lender, irrespective of whether any demand shall have been made on Guarantor, Borrower or any Obligor by intervention in or initiation of judicial proceedings relative to Guarantor, its creditors or its property, may file and prove a claim or claims for the whole or any portion of the Unpaid Amount or any portion thereof and file such other papers or documents as may be necessary or advisable in order to have such claim allowed in such judicial proceedings and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to Lender.

     3.12 If Guarantor shall fail to pay any amount or perform any obligations due Lender hereunder, Lender may institute and pursue any action or proceeding to judgment or final decree and may enforce any such judgment or final decree against Guarantor and collect in the manner provided by law out of its property, wherever situated, the monies adjudged or decreed to be payable.

                                   ARTICLE 4

                            GUARANTOR'S WARRANTIES
                            ----------------------

     4.1  Guarantor represents, warrants and covenants to Lender that:

          (a) Guarantor is an affiliate of Borrower and will benefit from the Loan and the execution and delivery of the Documents;

          (b) Guarantor is a corporation duly organized and now existing in good standing under the laws of the State of Florida and is duly qualified and in good standing and authorized to do business in all jurisdictions wherein the location and nature of the properties used or its business, as the same is presently or proposed to be conducted, makes such qualification necessary; and will maintain its corporate existence and right to carry on operations and acquire, maintain and renew all rights, contracts, powers, privileges, leases, lands, sanctions and franchises necessary or useful in the conduct of Guarantor's business operations;

          (c) Guarantor has the requisite power and authority to carry on its business as presently conducted; and the execution, delivery and performance by Guarantor of this Guaranty has been duly authorized by all necessary corporate action and does not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Guarantor or its activities, or conflict with or result in any default under the governance documents of Guarantor, or any agreement or instrument of any kind unto which Guarantor is a party or by which Guarantor or its properties may be bound or affected, except for those as to which consents have been obtained by Guarantor and delivered to Lender and are in full force and effect;

          (d) neither the execution and delivery by Guarantor of this Guaranty nor the performance by Guarantor hereunder requires the consent, approval, order or authorization of, or registration with, or the giving of notice to any governmental authority, domestic or foreign, or any other person or entity, except such consents as have been obtained by Guarantor and delivered to Lender and are in full force and effect;

          (e) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms;

          (f) there is no action, litigation or other proceeding pending or threatened against Guarantor before any court, arbitrator or administrative agency which in Guarantor's reasonable opinion will have a materially adverse affect on its assets, business or financial condition or which would prevent, hinder or jeopardize its performance under this Guaranty;

          (g) Guarantor is fully familiar with all of the covenants, terms and conditions of the Documents;

          (h) except for the agreement(s) disclosed on financial statements previously submitted to Lender, Guarantor is not a party to any contract, agreement, indenture or instrument or subject to any restriction which individually or in the aggregate might have a material adverse effect on its financial condition or businesses or which would in any way jeopardize the ability of Guarantor to perform hereunder;

          (i) all financial information delivered to Lender with respect to Guarantor fairly and accurately represents the financial condition of Guarantor;

          (j) the execution and delivery of this Guaranty will not (based on the reasonable likelihood any contingent obligations shall become actual obligations)

     (i) render Guarantor insolvent under generally accepted accounting principles, (ii) leave Guarantor with remaining assets which constitute unreasonably small capital given the nature of its business, or (iii) result in the incurrence of debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) beyond Guarantor's ability to pay them when and as they become due; and as used in this subparagraph, "insolvent" means the present fair saleable value of assets is less than the probable amount required to be paid on existing debts when and as they mature; and

          (k) there are no oral or written conditions precedent to the effectiveness of this Guaranty.

                                   ARTICLE 5

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     5.1 All the covenants, stipulations, promises and agreements contained in this Guaranty by or on behalf of Guarantor are for the benefit of Lender, its successors or assigns and shall bind Guarantor, and Guarantor's heirs, executors, personal representatives, successors and assigns. Lender, without notice of any kind, may sell, assign or transfer the Documents, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Lender to enforce this Guaranty in full, by suit or otherwise, for Lender's own benefit. Guarantor agrees for the benefit of any such assignee or transferee that Guarantor's obligations hereunder shall not be subject to any reduction, abatement, defense, set off, counterclaim or recoupment for any reason whatsoever.

     5.2 All notices, requests or demands required or permitted to be given hereunder shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as the person being notified may have designated in a notice given to the person sought to be charged with the effect thereof. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as the person being notified may have designated in a notice given to the person sought to be charged with the effect thereof, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand-delivered or deposited for delivery via courier or in the United States mails in accordance with the requirements set forth above. As used herein the term "Business Day" means a day other than a Saturday, a Sunday, a national holiday, or a day on which banks in Phoenix, Arizona, are required to be closed. The notice addresses and telecopy numbers for Guarantor and Lender are:

     If to Lender:            FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                              Scottsdale, Arizona 85251
                              Attn:  Vice President - Resort Finance
                              Telecopy No.:  (602) 874-6444

     with a copy to:          FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                              Scottsdale, Arizona 85251
                              Attn:  Vice President - Associate General Counsel
                              Telecopy No.:  (602) 874-6445

     If to Guarantor:         Vistana, Inc.
                              8801 Vistana Center Drive
                              Orlando, Florida 32821
                              Attn:  Chief Financial Officer
                              Telecopy: (407) 289-3222

          with a copy to:     Susan Werth, Esq.
                              Vistana, Inc.
                              701 Brickell Avenue, Suite 2100
                              Miami, Florida 33131
                              Telecopy No.: (305) 374-7159

     5.3 Terms used and not otherwise defined herein shall have the same meanings given thereto in the Documents. The recitals set forth above are incorporated herein by this reference.

     5.4  CHOICE OF LAW; JURISDICTION; VENUE; AND WAIVER OF JURY TRIAL.
          ------------------------------------------------------------

          (A) THIS GUARANTY HAS BEEN DELIVERED IN THE STATE OF ARIZONA. THIS GUARANTY AND THE RIGHTS, DUTIES AND OBLIGATIONS OF GUARANTOR AND LENDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

          (B) EACH OF GUARANTOR AND (BY ITS ACCEPTANCE HEREOF) LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR

RELATING TO THIS GUARANTY OR THE SUBJECT MATTER HEREOF, OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL IN STANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO
ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT SUCH PERSON IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF GUARANTOR AND (BY ITS ACCEPTANCE HEREOF) LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

          (C) GUARANTOR AND (BY ITS ACCEPTANCE HEREOF) LENDER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THEY AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY AND KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

          (D) ALL OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH ARE MATERIAL INDUCEMENTS FOR LENDER'S MAKING THE LOAN.

(GUARANTOR'S INITIALS ______)

     5.5 If any provision of this Guaranty is held to be illegal, invalid, unenforceable under present or future laws (all of which invalidating laws are waived to the fullest extent possible), the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added to this Guaranty a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

     5.6  Time is of the essence in the performance of this Guaranty.

     5.7 Guarantor, at its sole cost and expense, agrees to deliver and supply Lender with a favorable opinion of its independent legal counsel, which counsel must be acceptable to Lender, with respect to such matters as may be required pursuant to the Loan Agreement.

     5.8 If Lender undertakes to enforce this Guaranty, Guarantor will pay to Lender in addition to any other amounts due hereunder, all costs and expenses of collection, including, without limitation, attorneys' fees and legal expenses, together with interest thereon at the Default

Rate, whether or not legal proceedings shall be instituted. If legal proceedings are instituted by either party to enforce or interpret this Guaranty, to recover damages for breach of this Guaranty, to obtain declaratory relief in connection with this Guaranty, or otherwise to obtain judicial relief in connection herewith, the prevailing party shall be entitled to recover attorneys' fees as awarded by the court (and not by a jury) and all of the costs and expenses of that litigation or proceeding, and any and all appeals therefrom, including, but not limited to, taxable and nontaxable costs and expert witness fees, together with interest on those attorneys' fees, costs and expenses at the Default Rate. Without limiting the generality of the foregoing, in the event of the commencement of a bankruptcy proceeding by or against Guarantor or otherwise involving any collateral for the Obligations, Lender shall, to the extent not already provided for herein, be entitled to recover, and Guarantor shall be obligated to pay, Lender's attorneys' fees and costs incurred in connection with: (i) any determination of the applicability of the Bankruptcy Code to the terms of this Guaranty or Lender's rights hereunder; (ii) any attempt by Lender to enforce or preserve its rights under the Bankruptcy Code, or to prevent Guarantor from seeking to deny Lender its rights thereunder;
(iii) any effort by Lender to protect, preserve or enforce its rights against any collateral for the Obligations, or seeking authority to modify the automatic stay of Section 362 of the Bankruptcy Code or otherwise seeking to engage in such protection, preservation or enforcement; or (iv) any proceeding(s) arising under the Bankruptcy Code, or arising in or related to a case under the Bankruptcy Code.

     5.9 This Guaranty may be executed in counterparts, and any number of such counterparts which have been executed by Guarantor and Lender shall constitute one original.

     5.10 This Guaranty exclusively and completely states the rights and obligations of Lender and Guarantor with respect to Guarantor's guaranty and subordination relative to the Obligations. No modification, variation, termination, discharge, abandonment, or waiver of any of the provisions or conditions of this Guaranty shall be valid unless in writing and signed by duly authorized representatives of the party sought to be bound by such action. This Guaranty supersedes any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender concerning Guarantor's guaranty and subordination.

     IN WITNESS WHEREOF, this Guaranty is executed to be effective as of that date first appearing above.


                    [SEE SEPARATE SIGNATURE PAGE ATTACHED]

GUARANTOR:

                                     VISTANA, INC., a Florida corporation
Witness as to Guarantor:


_____________________________        By:___________________________________
Type/Print Name:_____________        Type/Print Name:______________________
                                     Title:________________________________

STATE OF ___________     )
                         ) ss.
County of _____________  )

     The foregoing instrument was acknowledged before me this _____ day of _____________________, ____, by __________________________________________, the
_________________ of VISTANA, INC., a Florida corporation, on behalf of that corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ______,
_____.



                                  ____________________________________
                                  Notary Public in and for the State and County aforesaid

My commission expires:

_______________________

     Lender hereby accepts this Guaranty and Subordination of VISTANA, INC.

LENDER:                           FINOVA CAPITAL CORPORATION, a Delaware
                                  corporation



                                  By________________________________________
                                        Its_________________________________

                                   EXHIBIT 7

   FORM OF ASSIGNMENT OF CONTRACTS, LICENSES, PERMITS AND OTHER INTANGIBLES

                           ASSIGNMENT OF CONTRACTS,
                   LICENSES, PERMITS, AND OTHER INTANGIBLES


     THIS ASSIGNMENT OF CONTRACTS, LICENSES, PERMITS, AND OTHER INTANGIBLES ("Assignment") is entered into as of ____________, _______, by and between ______________, a(n)_______________ ("Assignor"), and FINOVA CAPITAL
CORPORATION, a Delaware corporation ("Assignee").

                               R E C I T A L S:

     A. Assignor, as borrower, and Assignee, as lender, are parties to a Loan Agreement dated as of even date herewith (as from time to time renewed, amended, restated or replaced, "Loan Agreement"), pursuant to which Assignor has agreed to make to Assignor a non-revolving loan in a principal amount not to exceed _________________ Dollars ($_______________) ("Loan"). The Loan will be evidenced by a Promissory Note made payable by Assignor to Assignee in the original face amount of __________________________________________ DOLLARS
($_________________) and dated as of even date herewith (as from time to time renewed, amended, restated or replaced, "Note").

     B. The obligations of Assignor under the Loan Agreement and related documents are secured, among other ways, by a [CONSTRUCTION] [MORTGAGE] [DEED OF TRUST] and Financing Statement (With Security Agreement and Assignment of Leases, Rents, Sales Documents, Sales Proceeds and Developer's Rights) (as from time to time renewed, amended, restated or replaced, "Security Document") dated as of even date herewith, and recorded or to be recorded in the real estate records of ________ County, ________, and encumbering certain real property more fully described in EXHIBIT A ("Real Property") and related personal property (such property collectively, "Property"). All capitalized terms used but not defined herein shall have the same meaning ascribed to such terms in the Loan Agreement.

     C. To facilitate payment and performance of Assignor's obligations under the Loan Agreement, Assignor has agreed to assign to Assignee, inter alia, all
                                                               ----- ----
of Assignor's right, title, and interest in and to the following property (collectively, "Assigned Asset"): the contracts ("Contracts"), licenses ("Licenses"), permits ("Permits") and other intangibles ("Intangibles") now or hereafter used in connection with the Property and/or the business of Assignor conducted thereon or with respect thereto, including without limitation, the Contracts, Licenses, Permits and other Intangibles if any, specifically described in EXHIBIT B, and any benefits due and to become due thereunder, or arising from the use or enjoyment of such items, and the proceeds thereof, but specifically excluding any Leases, Rents, Sales Documents, Sales Proceeds and Developer's Rights (as defined in the Security Document), any exchange affiliation agreement and other property specifically excluded from the definition of Personal Property (as defined in the Loan Agreement) and any property expressly described in a release of any portion of the Real Property from the Security Document as also being released from the Security Document or this Assignment.

                              A G R E E M E N T:

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

     1.   THE ASSIGNMENT.  Assignor hereby absolutely, irrevocably and
          --------------
unconditionally grants, assigns, and transfers to Assignee all of Assignor's right, title, and interest in and to the Assigned Asset, including but not limited to any and all benefits arising thereunder. The interest of the Assignee by virtue of this Assignment is deemed to be vested as of the date hereof, and shall extend to and cover any and all modifications of, and substitutions for the Assigned Asset.

     2.   PURPOSE.  This Assignment is made for the purpose of securing all
          -------
obligations from Assignor to Assignee ("Obligations"), including, without limitation, the following:

          2.1 Payment of the Note, together with accrued interest, according to the terms of the Note;

          2.2 Payment, performance, observance and satisfaction of all representations, warranties, covenants, and conditions contained in the Loan Agreement, the Note, the Security Document and the other Documents (as defined in the Loan Agreement), including, without limitation, this Assignment;

          2.3 The repayment of all monies expended by the Assignee pursuant to the provisions of the Documents, together with interest thereon from the date of expenditure at the Default Rate (as defined in the Loan Agreement); and

          2.4 Any and all other liabilities or obligations of Assignor to Assignee, direct or indirect, absolute or contingent, due or to become due, whether now existing or which may hereafter arise in any manner, to the extent expressly so provided in any document evidencing or creating such liabilities or obligations.

     3.   LICENSE.  Subject to the terms and conditions of this Assignment,
          -------
Assignee confers upon Assignor a license to utilize, collect and retain the benefits of the Assigned Asset. Upon the occurrence of an Event of Default (as defined in Paragraph 6.1), such license may be revoked by written notice of revocation to Assignor and immediately upon such revocation, Assignee may utilize, collect and retain the benefits of the Assigned Asset without further notice.

     4.   PROTECTION OF SECURITY.  Notwithstanding anything herein to the
          ----------------------
contrary, if an Event of Default exists or Assignee determines such action to be necessary in order to prevent the termination of any Assigned Asset with regard to which the action is taken, the loss of any material benefit to Assignor or Assignee under any Assigned Asset with regard to which the action is taken, or the incurrence of any material detriment to Assignor or Assignee under any Assigned

Asset with regard to which the action is taken, or to be necessary in order to protect and preserve the right, title and interest of Assignee hereunder in and to any Assigned Asset with regard to which the action is taken, Assignee may, but without obligation to do so:

          4.1  EXECUTION OF DOCUMENTS.  Execute, acknowledge, obtain and deliver
               ----------------------
     all documents (including, without limitation, notices, requests and instructions) or things necessary or required as a term, covenant or condition of any Assigned Asset, or which may be necessary or proper under any Assigned Asset;

          4.2  PERFORMANCE OF ASSIGNOR'S OBLIGATIONS.  Perform any obligation
               -------------------------------------
     which Assignor has failed to perform when due under any Assigned Asset or satisfy any condition of any Assigned Asset;

          4.3  ENFORCEMENT OF OTHER PARTY'S OBLIGATIONS.  Demand and receive all
               ----------------------------------------
     performances due under or with respect to any Assigned Asset, take all lawful actions for the enforcement thereof (including, without limitation, the filing of claims and the commencement of arbitration, litigation or other lawful proceedings), compromise and settle any claim or cause of action in favor of Assignor arising from any Assigned Asset and give acquittances and other sufficient discharges relating thereto;

          4.4  MAKE CONCESSIONS.  Make concessions to other parties to any
               ----------------
     Assigned Asset; and

          4.5  EXERCISE ASSIGNOR'S RIGHTS UNDER CONTRACTS, ETC.  Exercise any
               ------------------------------------------------
     and all other rights and remedies to which Assignor may have under any Assigned Asset and/or are otherwise available to Assignor at law, in equity or by statute.

All sums expended by Assignee pursuant to this Paragraph 4 shall be payable by Assignor to Assignee upon demand, together with interest thereon from the date of expenditure until paid at the Default Rate, and shall constitute part of the Obligations and be secured by this Assignment and all security for the Obligations.

     5.   POWER OF ATTORNEY.  Assignee is hereby appointed Assignor's true and
          -----------------
lawful attorney-in-fact (coupled with an interest) for and on behalf of Assignor, whether in the name of Assignor or Assignee or otherwise, to take any of the actions permitted to it under Paragraph 4. The power of attorney given herein is a power coupled with an interest and shall be irrevocable until all the Obligations have been fully paid and performed. Assignee shall have the option, but not any duty, to exercise any power given to it hereunder.

     6.   EVENT OF DEFAULT; REMEDIES; ASSIGNEE'S RIGHT TO PERFORM.
          -------------------------------------------------------

          6.1  EVENT OF DEFAULT.  The occurrence of any of the following events
               ----------------
     or conditions shall constitute an Event of Default:

               6.1.1 A default under or violation of any of the provisions of Paragraph 7.1 or 7.2;

               6.1.2 A default or violation in the performance of Assignor's Obligations under this Assignment (other than those referred to elsewhere in this Paragraph 6.1) which continues unremedied (a) for a period of five (5) Business Days (as defined in Paragraph 6.4) after notice of such default or violation to Assignor in the case of any default or violation which can be cured by the payment of money alone or (b) for a period of thirty (30) days after notice to Assignor in the case of any other default or violation, provided, an additional
                                                      --------
          period for cure, not to exceed thirty (30) days, shall be permitted as to this Paragraph 5.1.2, but only if such default or violation cannot be cured by the Assignor's diligent procession, and such period shall be allowed [up to thirty (30) days] only if and so long as Assignor continues to exercise duly diligent cure efforts;

               6.1.3 Any representation or warranty of Assignor contained herein or in any certificate furnished to Assignee hereunder by or on behalf of Assignor proves to be, in any material, adverse respect, false or misleading as of the date deemed made, provided, if such
                                                          --------
          representation or warranty was not intentionally made falsely, or with the intent to mislead, or was not made recklessly, such occurrence shall not constitute an Event of Default unless the actual condition might adversely affect Assignor's performance of the Obligations, any of the Assigned Asset, or the business or financial condition of Assignor or the ability of Assignor to Perform Assignor's Obligations;

               6.1.4 Any levy, execution or seizure of any portion of the Assigned Asset or the institution of any legal action or proceeding adversely affecting Assignor's or Assignee's interest in any of the Assigned Asset; or

               6.1.5 An "Event of Default" as defined elsewhere in any of the Documents.

          6.2  REMEDIES.  At any time after an Event of Default has occurred and
               --------
     while it is continuing, Assignee may collect and retain all payments due Assignor under the Assigned Asset and exercise any and all other rights and remedies which Assignee may have under the Documents, including, without limitation, this Assignment, and/or are otherwise available to it at law, in equity or by statute.

          6.3  ASSIGNEE'S RIGHT TO PERFORM.  Without limiting Assignee's rights
               ---------------------------
     under any other Paragraph, if Assignor fails or refuses to pay or perform any Obligation hereunder, then at any time thereafter, and without notice to or demand upon Assignor and without waiving or releasing any other right, remedy or recourse Assignee may have, Assignee may (but shall not be obligated to) pay or perform such Obligation in the manner Assignee determines to be necessary or appropriate for the account of and at the expense of Assignor. All sums expended by Assignee pursuant to this Paragraph 6.3 shall be payable by Assignor to Assignee upon demand, together with interest thereon from the date of expenditure until paid at the Default Rate; and shall constitute part of the Obligations and be secured by all security for the Obligations.

          6.4  BUSINESS DAY.  As used herein the term "Business Day" means any
               ------------
     day other than a Saturday, a Sunday, national holiday, or a day on which banks in Arizona are required to close.

     7.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR.  Assignor
          -----------------------------------------------------
represents, warrants and covenants to Assignee as follows (all of such representations, warranties and covenants to remain in full force and effect until all of Obligations have been fully paid and performed):

          7.1  NO ASSIGNMENTS OR ENCUMBRANCES.   Assignor is the owner of good,
               ------------------------------
     legal and beneficial title to the Assigned Asset free and clear of all liens, security interests, encumbrances and claims of any kind, except those in favor of Assignee and any Permitted Encumbrances (as defined in the Loan Agreement). Assignor will not assign, pledge, encumber or otherwise transfer in any way, so long as this Assignment shall remain in effect, the whole or any part of the Assigned Asset to anyone other than Assignee; and Assignor will not permit or suffer to exist any lien, security interest, encumbrance or claim of any kind upon the Assigned Asset, except those in favor of Assignee.

          7.2  CONTRACTS, LICENSES, PERMITS AND OTHER INTANGIBLES IN FULL FORCE
               ----------------------------------------------------------------
     AND EFFECT.  The Contracts, Licenses, Permits and other Intangibles
     ----------
     included in the Assigned Asset are in full force and effect, and Assignor has not executed any other instrument and is not subject to any restriction which might prevent or limit Assignee from operating under the terms of this Assignment. Except as may be otherwise expressly permitted pursuant to terms of the Loan Agreement or elsewhere in this Assignment, Assignor will not, without prior written consent of Assignee, which consent will not be unreasonably withheld, modify, waive, terminate or alter in any material way any of the material terms of any of the Material (as hereinafter defined) Contracts, Licenses, Permits and other Intangibles included in the Assigned Asset; and without limiting the generality of the foregoing, will not consent to any modification which would result in the loss of any material benefit or the incurrence of any material detriment to Assignor or Assignee under any Material Contract, License, Permit or other Intangible included in the Assigned Asset.

          7.3  PROMPT AND STRICT COMPLIANCE.  Except with respect to
               ----------------------------
     Construction Work Contracts and Renovation Work Contracts which Assignor has a right to terminate pursuant to the Loan Agreement: Assignor will in all respects promptly and faithfully pay, perform, observe and satisfy all of the terms and conditions in or of the Material Contracts, Licenses, Permits and other Intangibles included in the Assigned Asset to be paid, performed, observed and/or satisfied by Assignor thereunder; will take all acts reasonably necessary to prevent the forfeiture, rescission, termination or suspension of the Material Contracts, Licenses, Permits and other Intangibles included in the Assigned Asset, the loss of any material benefit to Assignor or Assignee under the Material Contracts, Licenses, Permits and other Intangibles included in the Assigned Asset, or the incurrence of any material detriment to Assignor or Assignee under the Material Contracts, Licenses, Permits and other Intangibles included in the Assigned Asset; and will require, demand, and enforce, by all available, lawful and reasonable means, the prompt and faithful payment, performance, observance and satisfaction of all of the material terms and conditions in the Material Contracts, Licenses, Permits and other Intangibles included in the Assigned Asset, to be paid, performed, observed and/or satisfied for the benefit of Assignor by third parties obligated to perform thereunder.

          7.4  NO DEFAULTS.  There is no material default by Assignor now
               -----------
     existing under any of the Material Contracts, Licenses, Permits or other Intangibles included in the Assigned Asset; and except with respect to Construction Work Contracts and Renovation Work Contracts which Assignor has a right to terminate pursuant to the Loan Agreement, to Assignor's knowledge, no third party obligated to perform thereunder is in default of its obligations under any of the Material Contracts, Licenses, Permits or other Intangibles included in the Assigned Asset.

          7.5  NOTICE OF DEFAULT, BREACH OR VIOLATION.  Assignor, not later than
               --------------------------------------
     three (3) Business Days after receipt thereof, will give notice to Assignee of any written notice it receives from a third party of (i) any default, breach or violation on the part of Assignor with respect to any of the Material Contracts, Licenses, Permits or other Intangibles included in the Assigned Asset, (ii) any claim that any of the Material Contracts, Licenses, Permits or other Intangibles included in the Assigned Asset has been forfeited, rescinded, surrendered, terminated or suspended, and (iii) any threat by a third party to forfeit, rescind, surrender, terminate or suspend any of the Material Contracts, Licenses, Permits or other Intangibles included in the Assigned Asset, such notice to include, without limitation, the delivery to Assignee of copies of the notices referred to above. Assignor will give prompt notice to Assignee of any material default by any third party obligated to perform under any of the Material Contracts, Licenses, Permits or other Intangibles included in the Assigned Asset.

          7.6  PERFORMANCE AND BENEFITS.  Assignor hereby authorizes all third
               ------------------------
     parties obligated to perform under any Assigned Asset to accept this Assignment. Assignor hereby authorizes and directs each third party obligated to perform under any Assigned Asset that, upon written notice to such third party from Assignee reciting the occurrence of an Event of Default and the revocation of the license granted to Assignor under Paragraph 3 to receive such benefits, all monies, performances or other benefits due thereunder, or in any way respecting the same, shall be paid or rendered directly to Assignee or its nominee as they become due. Assignor hereby relieves all third parties obligated to perform under any Assigned Asset from any liability to Assignor by reason of such making of payments or rendering of performance or other benefits to Assignee or its nominee. Nevertheless, subject to the provisions of Paragraph 4, until Assignee notifies a third party obligated to perform under any Assigned Asset in writing to render performance to Assignee, Assignor shall be entitled to collect all payments and exercise and receive all performances and other benefits pursuant to the license granted to Assignor under Paragraph 3. Assignor hereby directs all third parties to each Assigned Asset to accept from Assignee any tender of performance of any of Assignor's obligations thereunder and any exercise of Assignor's rights thereunder.

          7.7  ADVERSE CLAIMS.  If a claim of any kind which is not expressly
               --------------
     permitted herein arises or is asserted against Assignor or the Assigned Asset which is adverse to Assignee's interest hereunder in and to any of the Assigned Asset, then Assignor will notify Assignee of the claim and promptly pay such claim in full or take such other action to cause such claim to be released. At any time after the assertion of such a claim, if Assignee has not received proof that the claim has been satisfied, then Assignee may take whatever action it determines necessary for the defense of its interest in the Assigned Asset, including, without limitation, the employment of counsel, the prosecution and defense of litigation and the payment, compromise or discharge of such claim. Upon demand therefor, Assignor will reimburse Assignee for the costs incurred in connection with such action, together with interest thereon at the Default Rate from the date of incurrence until the date reimbursed by Assignor. In taking any such action, Assignee shall not be bound to inquire into the accuracy or validity of any apparent or threatened claim.

          7.8  MATERIAL CONTRACTS, LICENSES, PERMITS OR OTHER INTANGIBLES.  As
               ----------------------------------------------------------
     used herein, the term "Material" when used to describe any of the Contracts, Licenses, Permits or other Intangibles included in the Assigned Asset shall mean a Contract, License, Permit or other Intangible included in the Assigned Asset, which if forfeited, rescinded, surrendered, terminated or suspended, would materially adversely affect the value or intended use of the Property, the business of Assignee conducted thereon or with respect thereto, or the ability of Assignor to perform its Obligations under the Documents, including, without limitation, the Contracts (if any) described in EXHIBIT C.

     8.   MUTUAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE.  Assignor and Assignee
          ------------------------------------------
mutually agree as follows:

          8.1  EFFECT OF ASSIGNMENT.  Assignee, by accepting this Assignment:
               --------------------

               8.1.1 Shall not be subject to any obligation or liability under any Assigned Asset, as the case may be, arising prior to its delivering to Assignor and the third party obligated to perform thereunder its written election ("Assumption Election") that it assumes Assignor's obligations and liabilities under such Assigned Asset; but any and all such obligations and liabilities arising prior to Assignee's Assumption Election shall remain Assignor's as though this Assignment had not been made; and

               8.1.2 Shall not be under any obligation to exercise any of the rights, remedies, or powers hereby granted to it, and no failure or delay in exercising any of such rights, remedies, or powers shall constitute a waiver thereof or of any default by Assignor.

          8.2  NO LIMITATION OF ASSIGNEE'S RIGHTS.  The rights, remedies, and
               ----------------------------------
     powers granted herein shall not be limited or otherwise affected by the value of the Assigned Asset as compared to amounts, if any, owed by Assignor to Assignee and may be exercised by Assignee either independently of or concurrently with any other right, remedy, or power contained herein or in any of the other Documents or by law. The taking of this Assignment by Assignee shall not effect the release of any collateral now or hereafter held by Assignee as security for the Obligations, and the taking of collateral for the performance of the Obligations shall not effect a release or termination of this Assignment, or any terms or provisions hereof.

          8.3  ASSIGNEE MAY ASSIGN.  All of Assignor's right, title, and
               -------------------
     interest assigned hereunder may be reassigned by Assignee and any subsequent Assignee, and the term "Assignee," as used herein, includes any subsequent Assignee. This Assignment and the power of attorney contained herein are solely for the benefit and protection of Assignee, its successors and assigns and are not intended to confer upon any person other than the parties hereto and their successors and assigns any right or remedies under or by reason of this Assignment.

          8.4  INDEMNIFICATION AND REIMBURSEMENT.  Assignee shall not be
               ---------------------------------
     obligated to perform or discharge, and it does not hereby undertake to perform or discharge, any obligation, duty, or liability under the Assigned Asset, or under or by reason of this Assignment, and Assignor shall and does hereby agree to indemnify, protect, hold harmless and defend Assignee and its shareholders, directors, officers, employees, servants and agents for, from and against (a) any and all liability, loss, damage, cost, expense, penalties or fines which it may or might incur under or by reason of this Assignment and (b) any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms or conditions contained in the Assigned Asset; provided, however, that the foregoing shall apply only to acts and omissions occurring prior to the Assumption Election and any acts of Assignor after such Assumption Election, and the foregoing shall not apply to the gross negligence or willful misconduct of the person seeking to be indemnified. Should Assignee incur any such liability, loss, damage, cost, expense, penalty or fine under the Assigned Asset, or under or by reason of this Assignment, or in the defense against any such claims or demands, or in prosecuting any claim under this Assignment, the amount thereof, including, without limitation, reasonable court costs, reasonable attorneys' fees and other reasonable expenses, shall be payable by Assignor to Assignee immediately upon demand, together with interest thereon at the Default Rate, until paid, and the same shall constitute part of the Obligations and be secured by this Assignment and all security for the Obligations. On written request by a person or other entity covered by the above agreement of indemnity, Assignor will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel reasonably satisfactory to the indemnitee, the defense of any claim or demand asserted against the indemnitee.

          8.5  TERMINATION OF ASSIGNMENT.  This Assignment shall become and be
               -------------------------
     void and of no further effect except for the provisions of Paragraph 8.4, and Assignee shall execute and deliver to Assignor a release of this Assignment within a reasonable period of time after receipt of a written request to do so ("Termination Condition") has been satisfied: (a) Assignor has performed all the Obligations and (b) Assignee has no further obligation to extend credit under the Documents. The affidavit of any officer of Assignee the non-satisfaction of any of the elements of the Termination Condition shall be and constitute prima facie evidence of the validity, effectiveness and continuing force of this Assignment and any person may and is hereby authorized to rely thereon. The partial release of a Unit or Time-Share Interest from the lien of the Mortgage shall ipso facto cause the release of all of the Assigned Asset exclusively related to such Unit or Time-Share Interest from the terms of this Assignment.

     9.   NO WAIVER.  No delay or omission on the part of Assignee to exercise
          ---------
any power, right, or remedy hereunder shall operate as a waiver of any such power, right or remedy; and no single or partial exercise of any such power, right or remedy shall preclude any other or further exercise thereof or the exercise of any other power, right, or remedy of Assignee under this Assignment or which may be provided by law. Any extension or indulgence at any time allowed by Assignee to Assignor shall be in reliance upon the understanding that such shall not affect or prejudice the rights, powers, and remedies of Assignee except to the extent specifically set forth at the time in writing by Assignee; and no waiver shall be construed as a waiver of any breach or default thereafter occurring.

     10.  TIME OF THE ESSENCE.  Time is of the essence in the performance of
          -------------------
this Assignment.

     11.  BINDING EFFECT.  This Assignment shall inure to the benefit of and be
          --------------
binding upon the parties hereto and their respective heirs, personal representatives, successors, and assigns.

     12.  NOTICES.  All notices, demands, documents, or other writings as
          -------
between Assignor and Assignee which are required or permitted to be given hereunder shall be given and deemed delivered in accordance with the provisions of the Loan Agreement.

     13.  OTHER DOCUMENTS.  This Assignment is in addition to, and not in
          ---------------
limitation of, any rights in and to the Assigned Asset which Assignee may acquire under any other Document; and to the extent of any ambiguity or inconsistency between this Assignment and any other Document, the provisions imposing the greatest obligation upon Assignor and granting the most expansive rights to Assignee shall control.

     14.  CHOICE OF LAW, JURISDICTION, VENUE, AND WAIVER OF JURY TRIAL.  THE
          ------------------------------------------------------------
CHOICE OF LAW, JURISDICTION, VENUE AND WAIVER OF JURY TRIAL PROVISIONS OF THE LOAN AGREEMENT SHALL BE EQUALLY APPLICABLE TO THIS ASSIGNMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE.

     15.  FURTHER ASSURANCES; SECURITY AGREEMENT; SALE OF ASSIGNED ASSET.  To
          --------------------------------------------------------------
further assure the security intended by this Assignment, upon receipt of a written request of Assignee from time to time, Assignor will execute and deliver all further instruments or assurances, which may be reasonably required or appropriate to perfect or further evidence Assignor's interest in the Assigned Asset or to otherwise effect the intent and purposes of this Assignment, including, without limitation, notices of this Assignment to the third party obligors under any Assigned Asset, and mortgages, deeds of trust and/or memorandums of this Assignment in connection with Assignor's interest under any assigned real property leases. If necessary for Assignee to acquire or perfect a lien or security interest in any portion of the Assigned Asset, this Assignment shall be deemed a security agreement under the Uniform Commercial Code with respect to such portion of the Assigned Asset. If this Assignment must be or is deemed to be a security interest under the Uniform Commercial Code, Assignor hereby grants to Assignee a security interest in the Assigned Asset; and Assignee shall be entitled to sell the Assigned Asset at public or private sale and/or to the exercise of all other rights and remedies under the Uniform Commercial Code if an Event of Default exists, in addition to all the other rights and remedies available to it pursuant to Paragraph 6.2. Any notice of sale or other disposition of the Assigned Asset given not less than ten (10) Business Days prior to such proposed action in connection with the exercise of Assignee's rights and remedies shall constitute reasonable and fair notice of such action. Assignee may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installments as Assignee may determine. The net proceeds of such sale shall be credited to the Obligations only when such proceeds are actually received by Assignee in good current funds. All proceeds realized by Assignee from the Assigned Asset after termination of the license granted under Paragraph 3 and through and including a sale of the Assigned Asset, net of the costs of any such sale, shall be applied by Assignee to the Obligations in such order and manner as Assignee may determine. Assignor shall be liable for any deficiency remaining after application of such proceeds to the Obligations.

     16.  TERMINATION OF CONTRACT FOR CAUSE; TERMINATION AND MODIFICATION OF
          ------------------------------------------------------------------
SALES CONTRACTS.  Assignee agrees that if Assignee's consent to such termination
---------------
is required, it will notify Assignor that Assignee is giving or withholding its consent to the termination for cause of any Material Contract included in the Assigned Asset within ten (10) Business Days after Assignee has actually received from Assignor a written request to allow Assignor to terminate such Material Contract for cause which sets forth with reasonable specificity the reasons for the action Assignor proposes to take and explaining how the business of Assignor conducted on or with respect to the Property will be affected after termination of such Material Contract. Assignee's failure to deliver such notice within such time period shall be deemed to cause a consent to the then-applicable request. Notwithstanding anything in this Assignment to the contrary, Assignor may modify and terminate in good faith in the ordinary course of its business contracts which have been entered into by it for sales of portions of the Property and have not yet closed.

     17.  SEVERABILITY.  If any provision of this Assignment is held to be
          ------------
illegal, invalid or unenforceable under present or future laws (all of which invalidating laws are waived to the fullest extent possible), the legality, validity and enforceability of the remaining provisions of this Assignment shall not be affected thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Assignment a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     18.  PERMITTED CONTESTS.  After prior written notice to Assignee, Assignor
          ------------------
at its expense may contest, by appropriate legal or other proceedings conducted in good faith and with due diligence, the amount or validity of (a) any, tax, charge or assessment assessed, levied or imposed upon the Assigned Asset, (b) any law or regulation or (c) any monetary lien, so long as: (i) in the case of an unpaid tax, charge, assessment or lien, such proceedings suspend the collection thereof from Assignee and the Material Contracts, Licenses, Permits and other Intangibles included in the Assigned Asset; (ii) none of the Material Contracts, Licenses, Permits and other Intangibles included in the Assigned Asset is, in the judgment of Assignee, in any imminent danger of being sold, forfeited or lost; (iii) in the case of any law or regulation, neither Assignor or Assignee is in any danger of any civil or criminal liability for failure to comply therewith; and (iv) Assignor has furnished such security, if any, as may be required in the proceedings or as Assignee reasonably requests up to one hundred fifty percent (150%) of the amount in controversy.

     19.  COUNTERPART EXECUTION.  This Assignment may be executed in
          ---------------------
counterparts, each of such counterparts which have been executed by Assignor and Assignee shall constitute one original.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the day and year first hereinabove written.

                       [SEPARATE SIGNATURE PAGES FOLLOW]

WITNESS AS TO ASSIGNOR:                 ASSIGNOR:

                                        ______________________________,
                                        a(n) __________________________

Witness:____________________
Type/Print Name:____________            By:___________________________________
                                        Type/Print Name:______________________
                                        Title:________________________________



                                        ASSIGNEE:

                                        FINOVA CAPITAL CORPORATION, a Delaware
                                        corporation



                                        By:___________________________________
                                        Type/Print Name:______________________
                                        Title:________________________________

STATE OF ___________  )
                      ) ss.
County of __________  )

     The foregoing instrument was acknowledged before me this _____ day of _____________________, ____, by __________________________________________, the
_________________ of ________________________________________,
a(n)_______________, on behalf of such____________________.  He/She is personally known to me or has produced ________________ as identification.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______,
______.


                              _____________________________________________
                              Notary Public in and for the State and County aforesaid
My commission expires:

_____________________

                                   EXHIBIT A

                               LEGAL DESCRIPTION
                               -----------------

                                   EXHIBIT B

      LIST OF CERTAIN CONTRACTS, LICENSES, PERMITS AND OTHER INTANGIBLES
      ------------------------------------------------------------------


     THE FAILURE TO COMPLETE THIS EXHIBIT OR TO LIST ANY CONTRACT, LICENSE, PERMIT OR OTHER INTANGIBLE SHALL NOT BE INTERPRETED AS THE INTENTION OF ASSIGNOR OR ASSIGNEE THAT SUCH ITEM NOT BE DEEMED TO BE ASSIGNED.

                                   EXHIBIT C


THE FAILURE TO COMPLETE THIS EXHIBIT OR TO LIST ANY CONTRACT SHALL NOT BE INTERPRETED AS THE INTENTION OF ASSIGNOR OR ASSIGNEE THAT SUCH CONTRACT NOT BE DEEMED TO BE MATERIAL.

                                   EXHIBIT 8

                                 REAL PROPERTY


1. The real property is owned in fee simple by the Vistana Entity requesting the Loan, and such Vistana Entity is the developer of the real property.

2. The Real Property is located in one of the states of the United States of America.

                                      -8-